As filed with the Securities and Exchange Commission on December 1, 2020

1933 Act Registration No. 33-11023

1940 Act Registration No. 811-03996

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
POST-EFFECTIVE AMENDMENT NO. 56	☒
AND/OR REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 178	☒

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

(Exact Name of Registrant)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

320 Park Avenue New York, New York 10022-6839

(Address of Depositor’s Principal Executive Office) (Zip Code)

Depositor’s Telephone Number, including Area Code: (212) 224-1600

Amy Latkin

Vice President and Associate General Counsel

Mutual of America Life Insurance Company

320 Park Avenue

New York, New York 10022-6839

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	on May 1, 2021 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☒	on May 1, 2021 pursuant to paragraph (a)(1) of Rule 485.

Title of Securities Being Registered:

Units of Interest in Separate Accounts under Variable Annuity Contracts

PROSPECTUS

THRIFT PLAN CONTRACTS—

VARIABLE ACCUMULATION ANNUITY CONTRACTS

FOR THRIFT PLANS

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue, New York, New York 10022-6839

Through its

SEPARATE ACCOUNT NO. 2

We offer group variable accumulation annuity contracts (“Contracts”) for use by thrift plans or arrangements (“Plans”) of employers in the not-for-profit field (or their associations or trusts) and for-profit employers to assist with retirement and long-term financial planning. The Contracts are sold directly to employers who sponsor a Plan and not to individuals. However, you, as an employee or former employee who participates in a Plan, can make contributions under the Contract as allowed by the terms of the Plan and subject to the requirements set forth in this Prospectus. Contributions are in the amounts and at the frequency you choose, subject to restrictions in the Plan and applicable federal tax law provisions.

A Plan must:

•	be qualified under Section 401(a) (including Section 401(k)) of the Code, or

•	meet the requirements of Section 403(b) of the Code.

A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Value to provide fixed monthly Annuity Payments that begin at a future date you select.

You may allocate your Account Value to any of the Subaccounts of Mutual of America Separate Account No. 2 or to our General Account, unless your Plan restricts allocations. You may transfer all or any part of your Account Value among the available Investment Alternatives at any time, without charge. The Subaccounts of the Separate Account invest in similarly named funds or portfolios of mutual funds (“Underlying Funds”), which are set forth and described in the Appendix to this Prospectus entitled “Underlying Funds As Investment Options Available Under the Contracts”.

Before you invest, you should review this Prospectus, which contains more information about the Contract, including its features, benefits, and risks. You can find the Prospectus and other information about the Contract online at [Insert direct link to statutory prospectus]. You can also get this information at no cost by calling 1-800-574-9267 or by sending an e-mail request to mutualofamerica@dfinsolutions.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for Underlying Funds will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by signing up for the eDocuments program. (See “Definitions We Use in this Prospectus” for a description of eDocuments and how to sign up.)

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by writing to us at the address at the top of this page, by calling 800.574.9267, or by sending an email to mutualofamerica@dfinsolutions.com. Your election to receive reports in paper will apply to all of the Underlying Funds.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dated May 1, 2021

DEFINITIONS WE USE IN THIS PROSPECTUS

Account Value—The value of a Participant’s Accumulation Units in the Subaccounts plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. As used in this Prospectus, the term “Account Value” may mean all or any part of your total Account Value.

Accumulation Period—For a Participant, the period under a Contract when Contributions are made or held for the Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Value in full before the Annuity Commencement Date.

Accumulation Unit—A measure we use to calculate the value of a Participant’s interest in each of the Subaccounts. Each Subaccount has its own Accumulation Unit value. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.

Allocation Funds—The Mutual of America Investment Corporation Conservative Allocation Fund, Moderation Allocation Fund and Aggressive Allocation Fund.

Annuitant—A person who is receiving Annuity Payments or who will receive Annuity Payments after the Annuity Commencement Date. You must be the Annuitant, and the Annuitant cannot be changed; and a Beneficiary who has elected to receive a death benefit in the form of an annuity shall be the Annuitant. You or a Beneficiary also may name a joint Annuitant, except that some Plans require the consent of your Eligible Spouse if the Eligible Spouse is not the joint Annuitant. We use the life expectancy of the Annuitant and joint annuitant, if any, as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.

Annuity Commencement Date—The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. You, or a Beneficiary entitled to a death benefit, selects the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under federal tax law provisions in certain circumstances. On the Annuity Commencement Date, all of your Account Value is used to provide Annuity Payments. Sometimes referred to as “Benefit Commencement Date” in a Contract.

Annuity Payments—A series of equal monthly payments from us to an Annuitant. The amount of the Annuity Payment will depend on your Account Value on the Annuity Commencement Date and the form of annuity selected.

The Annuity Payments may be for the Annuitant’s life, for a minimum period of time, for the joint lifetime of the Annuitant and the joint Annuitant, or for such other specified period as we may permit.

Beneficiary(ies)—The person(s) named by a Participant to receive (1) during the Accumulation Period, the death benefit under the Contract if the Participant dies, or (2) after the Annuity Commencement Date, any remaining Annuity Payments (or their commuted value) upon the death of the Annuitant and joint annuitant, if any.

Code—The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Collateralized Loan—A loan made by us, which requires you to hold 120% of the loan amount in the General Account as collateral.

Commuted Value—The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Complete Order—An order is considered to be complete when all of the requirements for the completion of a transaction have been met. This includes receipt by the Company of all information, remittances and notices necessary to process the given transaction. The Company will inform you of the documents required for your transaction.

Contract—The group variable accumulation annuity contracts described in this Prospectus.

Contractholder—For purposes of this Prospectus, the Contractholder will be the employer, an association representing employers, or the trustee(s) of a Plan maintained by one or more employers.

Contributions—Amounts contributed from time to time under a Contract.

Designated Roth Account—An account maintained for Designated Roth Contributions and earnings (or losses) attributable to Designated Roth Contributions. This term, depending on the context in which it is used, includes Designated Roth Rollover Accounts.

Designated Roth Contributions—Contributions irrevocably designated as Designated Roth Contributions described in Section 402A of the Code.

Designated Roth Rollover Account—An account maintained for rollover Designated Roth Contributions and earnings (or losses) attributable to rollover Designated Roth Contributions.

eDocuments—A feature that offers Participants a way to electronically receive communications and reports, such as quarterly statements, prospectuses (including summary prospectuses), and Underlying Fund and separate account annual and semi-annual reports. When such documents are available, an email notice is sent to the eDocuments subscriber informing him or her of such availability on the secure “My Account” website maintained by Mutual of America. Participants enroll by consenting to receive through eDocuments all of the documents that we deliver electronically, and are provided instructions on revocation of the consent, including the ability to revoke it immediately by calling a specified toll-free number. Revocation of consent applies to all documents provided through the eDocuments program. You can sign up for eDocuments by completing the Consent Agreement located on our website and indicating your consent to receive documents through the Mutual of America website.

Eligible Spouse—The person to whom a Participant or Annuitant is legally married in a marriage recognized under federal law.

Employee Contribution Account—An account maintained for employee Contributions, other than Designated Roth Contributions, and earnings (or losses) attributable to such Contributions.

Employer—An employer named on the face page of the Contract that has purchased a Contract to fund a Plan, or an employer that makes Contributions for its employees under a Contract purchased by a trust or other entity for the benefit of its employees.

Employer Contribution Account—An account maintained for Employer Contributions, and earnings (or losses) attributable to such Contributions.

ERISA—The Employee Retirement Income Security Act of 1974, as amended.

Fidelity VIP Funds—The Equity-Income, Asset Manager, Contrafund®, and Mid Cap Portfolios of Fidelity® Variable Insurance Products Funds.

General Account (or Interest Accumulation Account)—Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

IRS—The Internal Revenue Service.

Inactive Plan—A Plan will be considered to be an Inactive Plan as of the last Valuation Day of a calendar quarter if, prior to or during that calendar quarter, Contributions have not been remitted for the Plan for the third consecutive calendar month, or the Contractholder has notified us in writing that the Plan is no longer active, provided that if the Plan is aggregated to determine eligibility for Reduced Fees with a Plan that has remitted Contributions during the calendar quarter, the Plan will not be treated as an Inactive Plan.

International Funds—The Mutual of America Investment Corporation International Fund, American Funds Insurance Series New World Fund and Vanguard Variable Insurance Fund International Portfolio.

Investment Alternatives—The General Account and the Subaccounts. You may allocate your Contributions and transfer your Account Value among the Investment Alternatives, subject to any limitations under your Plan.

Non-Vested Account Value—The portion of your Account Value attributable to your Employer Contribution on your behalf, and earnings on those Contributions, that under your Plan would belong to your Employer if you leave employment before a certain period of time after the Contributions were made.

Participant—An employee or former employee who participates in a Plan and for whom we have received Contributions.

Plan—An employer-sponsored retirement savings plan (or Thrift plan) for which we issue a Contract, which usually permits employees to make voluntary Contributions. A Plan must satisfy the requirements of:

(1)	Code Section 403(b), in which case it is called a 403(b) Thrift plan; or

(2)	Code Section 401(a), including a plan that meets the requirements of Section 401(k), in which case it is called a 401(a) Thrift or a 401(k) plan.

(3)	Code Section 401(a) or 403(b) for certain defined contribution pension or profit-sharing plans that do not permit employee contributions.

Prime Rate—The rate published from time to time in the “Money Rates” section of the Wall Street Journal®.

Reduced Fee—The reduced Separate Account Annual Expenses, comprised of the administrative charge, distribution expense charge and expense risk charge, that apply to participants in plans that are eligible for such reduced Separate Account Annual Expenses as set forth in the Fee Table section of this Prospectus.

Retirement Funds—The Mutual of America Investment Corporation Retirement Income, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement, 2045 Retirement, 2050 Retirement, 2055 Retirement, 2060 Retirement and 2065 Retirement Funds.

Rollover Contributions Account—An account maintained for rollover Contributions other than Designated Roth Contributions (or rollover Designated Roth Contributions) and earnings (or losses) attributable to such Contributions.

Separate Account—Mutual of America Separate Account No. 2, a separate account established by us to receive and invest deposits made under variable accumulation annuity contracts and other variable contracts. The assets of the Separate Account are set aside and kept separate from our other assets.

Subaccount—A division of the Separate Account which invests its assets exclusively in a corresponding Underlying Fund of the same name.

Uncollateralized Loan—A loan made from your vested Account Value.

Underlying Funds—The funds or portfolios that are invested in by the Subaccounts.

Valuation Day—Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

Valuation Period—A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day.

Waived Annual Contract Fee—The waiver of the Annual Contract Fee applicable to plans that use the online retirement plan administration system provided by us or a subsidiary and meet the other criteria set forth in the Fee Table section of this Prospectus.

We, us, our, Company or Mutual of America—Refers to Mutual of America Life Insurance Company.

You or your—Refers to a Participant.

Important Information You Should Consider About the Contract

An investment in the Contract is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review this Prospectus for additional information about these topics.

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for EarlyWithdrawal	None			Charges
Transaction Charges (charges for certain transactions)	There are no charges for other transactions under the Contract, other than certain fees associated with Contract loans.			Charges
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Charges

	ANNUAL FEE	MIN.	MAX.
	1. Base Contract (varies by Contract class)%[1]		%[1]
	2. Investment options (Underlying Fund fees and expenses)%[2]		%[2]

[1] Base Contract fees are determined by dividing the total amount of Base Contract fees (including dollar-based Contract expenses) collected during the year that are attributable to the Contract by the average net assets that are attributable to the Contract. There are several classes of the Contract, each of which has a different Separate Account charge, based upon the total contract assets in the Separate Account and the General Account. Specifically, Plans remitting Contributions and using the online retirement plan administration system provided by us or a subsidiary are eligible for Reduced Fees based on the total assets in the Separate Account and the General Account, and are divided into one of five tiers. Tier 1 Plans receive the greatest Reduced Fees and Tier 5 Plans receive the least Reduced Fees. The minimum annual fee set forth above assumes the Reduced Fees of a Tier 1 Plan. The maximum Base Contract fee is for Standard Pricing . Discontinued Contracts are charged a fee greater than the Standard pricing. The Base Contract Fee consists of a distribution expense charge, an administrative charge, and an expense risk charge.

[2] As a percentage of Underlying Fund assets.

Because you may choose from among the investment options offered, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	LOWEST ANNUAL COST ESTIMATE: $	HIGHEST ANNUAL COST ESTIMATE: $

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Least expensive combination of Contract Classes (i.e., Tier 1 Reduced Pricing) and Underlying Fund fees and expenses

•  No optional benefits

•  No sales charges

•  No additional Purchase Payments, transfers, or withdrawals

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Most expensive combination of Contract Classes (i.e., Standard Pricing), and Underlying Fund fees and expenses

•  No sales charges

•  No additional Purchase Payments, transfers, or withdrawals

	RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.		Principal Risks of Investing in the Contract
Not a Short-Term Investment

This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•  Withdrawals are subject to ordinary income tax and may be subject to tax penalties

•  The Contract is not intended for those who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Underlying Funds

General Description of Contracts
Risks Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance, and can vary, depending on the performance of the Underlying Funds. Each investment option available under the Contract, including the General Account, will have its own unique risks. You should review these Investment Alternatives before making an investment decision.		Appendix: Underlying Funds Available Under the Contracts General Description of Separate Account No. 2, Mutual of America, and Underlying Funds Our General Account

RISKS		LOCATION IN PROSPECTUS
Insurance Company Risks	An investment in the Contract is subject to the risks related to Mutual of America Life Insurance Company, including that any obligations (including under the General Account), guarantees, and benefits of the Contract are subject to the claims paying ability of Mutual of America. More information about Mutual of America, including its financial strength ratings, is available upon request from Mutual of America by calling our toll-free number, 800.468.3785 or by visiting our website at mutualofamerica.com.	General Description of Separate Account No. 2, Mutual of America, and Underlying Funds Our General Account
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Your ability to allocate Contributions among the Investment Alternatives is subject to any restrictions contained in your Employer’s Plan. If your Employer’s Plan permits transfers to other contracts, you may transfer your Account Value but only to a provider specifically identified in the Plan. Transfers while you are actively employed to any provider not specified in the Plan are prohibited

We may remove an Underlying Fund or limit its availability to new Contributions and/or transfers of Account Value if we determine that an Underlying Fund no longer satisfies one or more of our selection criteria.

General Description of Separate Account No. 2, Mutual of America, and Underlying Funds
	TAXES	LOCATION IN PROSPECTUS
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and Contributions made under the Contract.

Because the Contract is purchased through a tax-qualified plan, there are no additional tax benefits to the contract.

Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

Taxes
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Mutual of America offers the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary and incentive compensation if the Company’s annual goals and objectives are met. There are no commissions or fees payable for sales of the Contracts.

Registered representatives who sell the Contracts are eligible to receive a yearly cash incentive payment based largely on aggregate sales by all representatives in the representative’s office compared to sales targets we established for the office in that year, which may be increased based on individual performance in relation to individual sales objectives.

With regard to non-cash compensation, representatives and certain staff from the top five performing regional offices, as well as other high performing representatives, will receive a trip to a sales conference.

The existence of such forms of compensation could influence a registered representative to recommend this Contract over another investment.

Purchases and Contract Value

OVERVIEW OF THE CONTRACTS

Purpose

We offer the Contracts in connection with employer-sponsored plans to assist with retirement and long-term financial planning by both for-profit and not-for-profit employers and their employees. The Contracts are designed to provide long-term accumulation of assets through investments in a variety of Investment Alternatives during the Accumulation Period. The Contract can supplement your retirement income by providing a stream of income payments during the payout period. It also offers death benefits to protect your designated Beneficiaries. The Contracts may be appropriate if you have a long investment time horizon. It is not intended for those who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Underlying Funds.

Phases of Contract

The Contracts have two phases: an accumulation (savings) period and a payout (income) period.

Accumulation (Savings) Period

You may allocate Contributions among the Investment Alternatives, subject to any restrictions contained in your Employer’s Plan. At any time, you may change your allocation instructions for future Contributions and transfer all or part of your Account Value among the available Investment Alternatives.

Contributions during the Accumulation Period.    Your Contributions and your Employer Contribution on your behalf may be in the amounts and made at the times a Plan permits or requires. Your Contributions also must be in the amounts and at a frequency the Employer agrees to, based on your payroll period.

Minimum Required.    Your Plan may specify a minimum amount of Contributions.

Limits on Amounts.    The maximum annual Contributions are the amounts permitted under the Code for the type of Plan or arrangements funded by the Contract.

Payout (Income) Period

You can elect to annuitize and turn your Account Value into a stream of income payments from Mutual of America, at which time the Accumulation Period of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. If you annuitize, you will receive a stream of annuity payments. You will be unable to make withdrawals and death benefits, unless provided for by the form of annuity you select, will terminate.

Contract Features

We issue contracts for 403(b) Thrift Plans and 401(a) Thrift Plans or 401(k) Plans.

We also issue Contracts to fund defined contribution pension and profit-sharing plans that qualify under Code Section 401(a), and some of these Plans may provide for Employer Contributions only.

Death Benefits during the Accumulation Period.    If you die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If you have an Eligible Spouse, your Eligible Spouse will generally be the Beneficiary unless the Eligible Spouse has consented in writing to the designation of another Beneficiary.

The amount of the death benefit will be your Account Value (less outstanding loans and interest) as of the date we receive proof of death and all other documentation necessary for us to process the death benefit request. The death benefit will be paid in accordance with the election of the Beneficiary(ies). The Beneficiary will select the form of death benefit, which may be a single sum, a form of annuity or fixed payments.

Transfers and Withdrawals of Account Value.    During the Accumulation Period, you may transfer all or a portion of your Account Value among the Investment Alternatives, unless your Plan limits transfers or restricts Contributions to only the General Account. If you have a loan under a Plan secured by all or part of your Account Value, we restrict your transfer or withdrawal from the General Account of the loan collateral security amount. In certain 401(k) Plans, loans may be made under a trust, which may not be secured by any amounts held under a contract.

During the Accumulation Period, you may withdraw all or a portion of your Account Value under the circumstances set forth in the Code and the Plan. You generally may not withdraw your Account Value until you have reached the age of 59 1⁄2 or terminated employment with the Employer. If you are married, you may need the consent of your Eligible Spouse in order to make a withdrawal. Under our Specified Payments Option, if you are eligible to make withdrawals you may instruct us to withdraw a certain amount (at least $100) each month from the Investment Alternatives you name. You must be age 59 1⁄2 or older, or have terminated employment with the plan sponsor after first reaching age 55, to elect this Option.

We do not charge a fee for withdrawals or partial withdrawals. You may have taxable income upon any withdrawal of your Account Value. You will be taxed at ordinary income tax rates on the amount withdrawn, except for the portion of the withdrawal that is considered to be a return of your after-tax Contributions (if any), or if it is a qualified withdrawal of Designated Roth Amounts. The taxable portion of withdrawals may be subject to a 10% tax penalty, unless you have reached the age of 59 1/2, are disabled or in certain other circumstances.

Loans.    If your Employer’s Plan allows participant loans, you may borrow using your Account Value. The charges that we assess in connection with loans are detailed in the Charges section of this Prospectus.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Certificate specifications page for information about the specific fees you will pay each year.

The first table describes the fees and expenses that you will pay when you become a Participant, when you surrender your Contract or participation interest or when you transfer your Account Value among Investment Alternatives. State premium taxes may also be deducted but we do not currently deduct them.

Participant Transaction Expenses	Maximum	Current

Sales Load Imposed on Contributions (as a percentage of Contributions)	None	None

Deferred Sales Load (or Surrender Charge) (as a percentage of Contributions or amount surrendered, as applicable)	None	None

Exchange Fee	None	None

Loan Fees

For uncollateralized loans only, with respect to payroll deduction loan payments, there is a $75 non-refundable origination fee and a $15 non-refundable annual fee. For home billing, there is a $350 non-refundable origination fee, but no annual fee.

For both uncollateralized loans and collateralized loans, there are late fees equal to the lesser of $15 or 5% of the past due payment if your payment is not received within 30 days of the due date.

The next table describes the fees and expenses that you will pay each year during the time that you are a Participant (not including Underlying Fund fees and expenses). The table immediately below applies to 403(b) Plans, 401(a) Plans, and 401(k) Plans.

ANNUAL CONTRACT EXPENSES

	Maximum	Standard	Tier 1 Reduced Fees (2)	Tier 2 Reduced Fees (2)	Tier 3 Reduced Fees (2)	Tier 4 Reduced Fees (2)	Tier 5 Reduced Fees (2)	Inactive Plans (3)

Administrative Expenses (Annual Contract Fee)	$24	$24(1)	$24(1)	$24(1)	$24(1)	$24(1)	$24(1)	$24(1)

Base Contract Expenses (as a percentage of average Account Value) – includes expense risk fee, administrative charge, and distribution expense charge (5)	2.00%	1.35%(4)	.25%(4)	.35%(4)	.45%(4)	.60%(4)	.95%(4)	1.65%(4)

(1)

Annual Contract Fee.    The Annual Contract Fee of $24.00 is charged at a rate of $2 per month. When referring to the monthly installment of the Annual Contract Fee we use the term “Monthly Participant Charge.” Unless you use eDocuments, a feature that offers Participants a way to electronically receive communications and reports (see “Definitions We Use in this Prospectus” for a description of eDocuments), you pay the lesser of a monthly amount of $2.00, or 1/12 of 1.00% of your Account Value. If you have a Designated Roth Account, the fee will be deducted from your Contributions and earnings portions of such account on a pro rata basis. An employer may elect to pay your monthly charges, in which case we do not deduct the Monthly Participant Charge. We currently do not impose this charge each month if you meet the conditions listed in the Charges section under Monthly Participant Charge.

(2)

Reduced Fees.    Plans may become eligible for the Tier 1 Reduced Fee, Tier 2 Reduced Fee, Tier 3 Reduced Fee, Tier 4 Reduced Fee or Tier 5 Reduced Fee if they have minimum amounts of assets in the Separate Account and the General Account combined ($50 million for the Tier 1 Reduced Fee, $25 million for the Tier 2 Reduced Fee, $5 million for the Tier 3 Reduced Fee, $2 million for the Tier 4 Reduced Fee and $1 million for the Tier 5 Reduced Fee) and satisfy the other criteria specified in the Charges section of this Prospectus. Plans with that do not qualify for Reduced Fees because they have assets in the Separate Account and the General Account combined of less than $1 million, will be charged the Standard Separate Account annual charge.

(3)

Inactive Plans.    An Inactive Plan will no longer be eligible for Standard separate account annual charges or Reduced Fees as of the last day of the quarter in which it became an Inactive Plan. For more information see “Charges”.

(4)

Reductions in Separate Account Annual Expenses.    All Contracts with assets invested in the Fidelity VIP Funds, MFS VIT III Mid Cap Value Portfolio, PIMCO Variable Insurance Trust Real Return Portfolio, T. Rowe Price Blue Chip Growth Portfolio and Victory RS Small Cap Growth Equity VIP Series qualify for a reduction in the Separate Account fees they pay with respect to the assets invested in such Investment Alternatives equal to reimbursements we receive from service providers to those Investment Alternatives. Additionally, Separate Account Annual Expenses are reduced for Plans that are part of certain national accounts. For more information see “Charges”.

(5)	Expense Risk Fee, Administrative Charges and Distribution Expense Charge may not exceed 2.00% in the aggregate.

The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you are a Participant. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in the Appendix to this Prospectus entitled “Underlying Funds As Investment Options Available Under the Contract”.

Minimum	Maximum

Annual Underlying Fund Expenses
(expenses deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, as a percentage of Underlying Fund average net assets

[ ]%	[ ]%

Example

The Example below is intended to help you compare the cost of being a Participant with the cost of investing in other variable annuity contracts if we were to raise our current fees and expenses to the maximum amounts. These costs include Participant transaction expenses, Annual Contract Fee, Base Contract Expenses, and Underlying Fund fees and expenses.

The Example assumes that you invest $100,000 under a Contract for the time periods indicated and that your investment has a 5% annual rate of return each year.

We do not impose a surrender charge when you make a withdrawal of Account Value. As a result, the expenses would be the same whether or not you surrender the Account Value, or apply the Account Value for the purchase of an annuity (annuitize), at the end of the applicable time period.

This example also assumes the maximum fees and expenses of the Underlying Funds during 2021, with the maximum Annual Contract Fee and the maximum Base Contract Expenses shown in the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year			3 Years			5 Years			10 Years
403(b)/401(a)/(k) Maximum	$	[	]	$	[	]	$	[	]	$	[	]

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

There are risks associated with investing in the Contract.

You can lose money in a variable annuity, including potential loss of your original investment. The value of your investment and any returns will depend on the performance of the Underlying Funds you have selected. The Underlying Funds may not achieve their investment objectives, and your Account Value allocated to any of the Subaccounts may decline in value.

With respect to Account Value you have allocated to the General Account, your investment is subject to the risks related to the claims-paying ability of Mutual of America. If Mutual of America experiences financial distress, it may not be able to meet its obligations with respect to Account Value allocated to the General Account. More information about Mutual of America, including its financial strength ratings, is available upon request from Mutual of America.

The Contracts are designed for Participants with a long investment time horizon. They are not intended for those who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Underlying Funds. With regard to withdrawals, please note that in addition to ordinary income taxation, the Code imposes a penalty tax on premature withdrawals (which are withdrawals before you have reached age 59 1/2.) This penalty tax is equal to 10% of the amount of the premature withdrawal that you include in gross income. The Contract is not suitable as a short-term investment.

GENERAL DESCRIPTION OF MUTUAL OF AMERICA, THE SEPARATE ACCOUNT AND THE UNDERLYING FUNDS

Mutual of America

We are obligated to pay all amounts required on the part of the insurer promised to investors under the Contracts. We are a mutual life insurance company organized under the laws of the state of New York and we are authorized to transact business in 50 states and the District of Columbia. Our Home Office address is 320 Park Avenue, New York, New York 10022.

We were incorporated in 1945 as a non-profit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit organizations, not-for-profit organizations, their employees and individuals.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations, their employees and individuals. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2020, we had total assets, on a consolidated basis, of approximately $[23.7] billion. We are registered as an investment adviser under the Investment Advisers Act of 1940 for the limited purpose of providing investment allocation services to certain defined benefit pension plans. Mutual of America and its subsidiaries sometimes use the trade name Mutual of America Financial Group.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M Best Company, S&P Global Ratings and Fitch Ratings, publish their ratings. From time to time, we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

We have no support agreements with, or guarantees from, third parties for the payment of benefits under our Contracts. We are responsible for the payment of all such benefits.

Our Separate Account

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The SEC does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Subaccounts. Each Subaccount invests its assets in an Underlying Fund, and the name of each Subaccount reflects the name of the corresponding Underlying Fund. See Appendix A to this Prospectus, which sets forth certain information about each Underlying Fund.

The assets of the Separate Account are our property. The Separate Account assets attributable to Participants’ Account Values and any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Subaccount are credited to, or charged against, the net assets held in that Subaccount. We separately determine each Subaccount’s net assets, without regard to the income, capital gains and capital losses from any of the other Subaccounts or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of the Department of Financial Services of the State of New York, and by the insurance regulatory authorities of each state.

Underlying Funds in Which Our Separate Account Invests

Information regarding each of the Underlying Funds including its name, its investment objectives, its investment adviser and subadviser, current expenses, and performance is available in Appendix A to the Prospectus. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. The prospectuses and summary prospectuses for the Underlying Funds are available on our website mutualofamerica.com/prospectus or you can request them by writing to us at 320 Park Avenue, New York, NY 10022-6839 or by calling 800.574.9267.

The Underlying Funds may not achieve their objectives, and your Account Value allocated to any of the Subaccounts may decline in value. The Underlying Funds sell their shares to the separate accounts of other insurance companies and may also offer them for sale to the general public.

Selection of Underlying Funds.    The Underlying Funds offered through the Contracts are selected by us. Before adding an Underlying Fund, we evaluate a number of important criteria, including, but not limited to, a fund’s category and style; its investment policy and objectives; the investment manager’s investment processes; the fund’s fit within the mix of the existing investment alternatives and managers offered through the Company’s contracts; the fund’s investment management fees; the appropriateness of the fund for long-term investment of retirement plan assets; the expertise and reputation of the investment manager and the experience and stability of the management team, including the portfolio managers; the effectiveness of the investment manager’s research; the competitive historical fund performance; and the manager’s adherence to the stated investment objectives and style. Consideration is also given to the appeal of the investment management firm to current and future Contractholders and Participants.

Shared and Mixed Fund Arrangements.    Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Subaccount for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Subaccount. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Your Voting Rights for Meetings of the Underlying Funds

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Subaccount owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Value in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund. Because there is no required minimum number of shares for which we must receive voting instructions, a small number of participants may control the outcome of the vote.

Each Participant who has the right to give us voting instructions for a shareholders’ meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund’s proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the 1940 Act changes with respect to our voting of these shares.

CHARGES

Charges under the Contracts

We deduct several charges from the net assets of each Subaccount. With respect to those charges, there is a “Reduced Fee” for which certain Plans are eligible. Plans are eligible for the Tier 1 Reduced Fee ($50 million in total assets), Tier 2 Reduced Fee ($25 million in total assets), the Tier 3 Reduced Fee ($5 million in total assets), Tier 4 Reduced Fee ($2 million in total assets) or the Tier 5 Reduced Fee ($1 million in total assets) as discussed in more detail below. Inactive Plans are subject to a higher level of Separate Account Annual Expenses. In addition, all Contracts with assets invested in the Fidelity VIP Funds, MFS VIT III Mid Cap Value Portfolio, PIMCO Variable Insurance Trust Real Return Portfolio, T. Rowe Price Blue Chip Growth Portfolio and Victory RS Small Cap Growth Equity VIP Series, without any requirement that they have a minimum amount of assets in the Separate Account, qualify for a reduction in the Annual Separate Account Expenses equal to the reimbursement we receive from service providers to those funds. Separate Account Annual Expenses also are reduced for Plans that are part of certain national accounts. These reductions are discussed in more detail below.

Together, these charges are referred to as the Total Separate Account Annual Expenses. The Total Separate Account Annual Expenses are as follows.

Standard Fees and Maximum Fees

The standard Separate Account charge (Base Contract Expenses), totaling 1.35% annually, consists of the following three component charges:

•	A charge at an annual rate of 0.60% to compensate for administrative functions we have undertaken in connection with the Contracts; and

•	A charge at an annual rate of 0.55% for expenses related to the distribution of the Contracts; and

•	A charge at an annual rate of 0.20% for assuming certain expense risks under the Contracts.

The administrative expense charge and the distribution expense charge are reduced by reimbursements from certain fund advisers.

The maximum Separate Account charges (Base Contract Expenses) that may be charged under the Contracts are 2.00% (1.50% for Contracts issued in Maryland). Each of the administrative expense charge, the distribution expense charge and the expense risk charge may be increased, but only to an aggregate of 2.00% for all such charges.

Reduced Fees

Plans remitting Contributions and using the online retirement plan administration system provided by us or a subsidiary are eligible for Reduced Fees based on the total assets in the Separate Account and the General Account as indicated in the table below.

Aggregation Rule.    We aggregate the total assets of the Employer’s 403(b), 401(k), 401(a) and governmental 457(b) defined contribution plans in any of our Separate Accounts and the General Account or under the administration of our subsidiaries to determine the Employer’s eligibility for Reduced Fees. Any entity affiliated with an Employer that is participating in the Employer’s Plan, will be eligible for Reduced Fees provided that the aggregated total assets of the Employer and the affiliated entities in the Employer’s Plan meet the eligibility criteria for the applicable Reduced Fees, and the Employer’s Plan is remitting premiums using the online retirement plan administration system provided by us or a subsidiary. We will aggregate the total assets of Employer Plans that are maintained by a ‘controlled group’ of companies or entities, which includes a group of corporations under section 414(b), a group of trades or businesses under common control under section 414(c), or an affiliated service group under section 414(m) of the Code and that, in accordance with the instructions for Form 5500, file Form 5500 with the Employee Benefits Security Administration as a ‘controlled group.’ For plans that do not file Form 5500s, we will aggregate the total assets of plans maintained by a controlled group, as defined under Treas. Reg. 1.414(c)-5, upon written representation from the employer as to its status as a controlled group.

As indicated, the standard Annual Separate Account Expense including the Administrative Charges, Distribution Expense Charge and Expense Risk Charge is 1.35%. Plans that remit Contributions and use the online retirement plan administration system provided by us or a subsidiary are eligible for Reduced Fees if they meet the following initial and ongoing criteria:

	Separate Account Annual Expenses (Base Contract Expenses)	Initial Minimum Total Assets	Minimum Total Assets to Remain Eligible
Tier 1 Reduced Fee	.25%	$50 million	$45 million
Tier 2 Reduced Fee	.35%	$25 million	$22.5 million
Tier 3 Reduced Fee	.45%	$5 million	$4.5 million
Tier 4 Reduced Fee	.60%	$2 million	$1.8 million
Tier 5 Reduced Fee	.95%	$1 million	$0.9 million

If the Plan has total assets in the Contract, including the Separate Account and the General Account, of at least the amount indicated as “Initial Minimum Total Assets” in the above chart as of the last Valuation Day of a calendar quarter, initially or when being reconsidered after losing eligibility, the Plan may become eligible for the Reduced Fee indicated. After a Plan becomes eligible for the Reduced Fee, it must maintain total assets in the Contract of at least the amount indicated as “Minimum Total Assets to Remain Eligible” in the above chart as of the last Valuation Day of a calendar quarter to remain eligible for the Reduced Fee for the following calendar quarter. Loss of eligibility for the Reduced Fee will occur if the Plan fails to maintain at least the amount indicated as Minimum Total Assets to Remain Eligible in the Contract for any reason (for example, withdrawals from the Plan or the investment performance of the Underlying Funds).

Eligibility for Reduced Fees will be lost irrespective of the amount of a Plan’s assets, if the Plan at any time stops remitting Contributions or does not use the online retirement plan administration system provided by us or a subsidiary. Eligibility for Reduced Fees is determined for new Plans on the date the Plan’s assets are received by the Company and we begin providing administrative services.

Inactive Plans

For Inactive Plans, the Annual Separate Account Expense, including the Administrative Charges, Distribution Expense Charge and Expense Risk Charge is 1.65%, except in Maryland where it is 1.35%. A Plan will be considered to be an Inactive Plan as of the last Valuation Day of a calendar quarter if, prior to or during that calendar quarter, Contributions have not been remitted for the Plan for the third consecutive calendar month, or the Contractholder has notified us that the Plan is no longer active, provided that if the Plan is aggregated to determine eligibility for Reduced Fees with a Plan that has remitted Contributions during the calendar quarter, the Plan will not be treated as an Inactive Plan.

Components of Separate Account Charge

We may increase or decrease the daily and monthly administrative charges described below, subject to any limitations in the Contract. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed. You should check your quarterly statements for important messages about the qualification for, or loss of eligibility for, Tier 1, Tier 2, Tier 3, Tier 4 or Tier 5 Reduced Fees, or Standard Fees.

Administrative Charges

We perform administrative functions in connection with the Contracts, including receiving and allocating Contributions, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Subaccounts. We deduct, on each Valuation Day, from the value of the net assets in each Subaccount a charge for administrative expenses. Plans with assets in the Separate Account are eligible for the Reduced Fees as discussed in more detail above.

For each Subaccount, the charge is at an annual rate of 0.60% (0.05% if the Tier 1 Reduced Fee is applicable, 0.10% if the Tier 2 Reduced Fee is applicable, 0.15% if the Tier 3 Reduced Fee is applicable, 0.20% if the Tier 4 Reduced Fee is applicable, 0.40% if the Tier 5 Reduced Fee is applicable and 1.10% for Inactive Plans), except that we reduce the Administrative Charge to the extent we receive a reimbursement for administrative expenses from other sources.

The Administrative Charge may be increased, but together with the Distribution Expense Charge and Expense Risk Charge, may not exceed 2.00% in the aggregate.

Distribution Expense Charge

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities. We deduct, on each Valuation Day, from the value of the net assets in each Subaccount a charge for distribution expenses.

For each Subaccount, the charge is at an annual rate of 0.55% (0.05% if the Tier 1 Reduced Fee is applicable, 0.10% if the Tier 2 Reduced Fee is applicable, 0.15% if the Tier 3 Reduced Fee is applicable, 0.20% if the Tier 4 Reduced Fee is applicable, 0.35% if the Tier 5 Reduced Fee is applicable and 0.35% for Inactive Plans), except that we reduce the distribution charge to the extent we receive a reimbursement for administrative or distribution expenses from other sources.

The Distribution Expense Charge may be increased, but together with the Administrative Charge and Expense Risk Charge, may not exceed 2.00% in the aggregate.

Expense Risk Charge

We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the lengthy period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated. We deduct, on each Valuation Day, from the value of the net assets in each Subaccount a charge for expense risks.

For assuming expense risks under the Contracts, on each Valuation Day we make a deduction at an annual rate of 0.20%. (0.15% if the Tier 1 Reduced Fee, the Tier 2 Reduced Fee, or the Tier 3 Reduced Fee is applicable). We have the right to increase the expense charge, subject to any limitation in a Plan or Contract.

The Expense Risk Charge may be increased, but together with the Distribution Expense Charge and Administrative Charge, may not exceed 2.00% in the aggregate.

Separate Account Charge Reduction—Reimbursement from Fidelity, MFS, PIMCO, T. Rowe Price and Victory

We currently receive reimbursements for administrative expenses and certain services from the investment advisers to certain of the Underlying Funds. We do not keep any of the reimbursements we receive, and we apply all of such reimbursements, to the extent received by us, to reduce the Separate Account Charge (Base Contract Expenses) applicable to assets invested in those Subaccounts. We currently receive the following reimbursements:

•	the transfer agent and distributor for the four Fidelity VIP Funds reimburse us at an annual rate of 0.10% for certain services we provide;

•	the principal underwriter for the MFS VIT III Mid Cap Value Portfolio reimburses us at an annual rate of 0.25% for certain services we provide;

•	the investment adviser for the PIMCO Variable Insurance Trust Real Return Portfolio reimburses us at an annual rate of 0.10% for certain services we provide;

•

the investment adviser for the T. Rowe Price Blue Chip Growth Portfolio reimburses us at an annual rate of 0.25% for administrative services we provide, or at an annual rate of 0.15% if the aggregate dollar value of the shares of that Fund held in Mutual of America separate accounts falls below $250,000,000 at any time during a month; and

•	the distributor for the Victory RS Small Cap Growth Equity VIP Series reimburses us at an annual rate of 0.05% for certain services we provide.

For each Subaccount invested in the Fidelity, MFS, PIMCO, T. Rowe Price or Victory investment alternatives, the following reductions in the Separate Account Charge (Base Contract Expenses) apply:

Assets invested in:	Separate Account Annual Expenses (Base Contract Expenses)
	Standard Fees		Tier 1 Reduced Fees		Tier 2 Reduced Fees		Tier 3 Reduced Fees		Tier 4 Reduced Fees		Tier 5 Reduced Fees		Inactive Plans
Fidelity Funds	1.25%		0.15%		0.25%		0.35%		0.50%		0.85%		1.55%
MFS VIT III Mid Cap Value Portfolio	1.10%		0%		0.10%		0.20%		0.35%		0.70%		1.40%
PIMCO VIT Real Return Portfolio	1.25%		0.15%		0.25%		0.35%		0.50%		0.85%		1.55%
T. Rowe Price Blue Chip Growth Portfolio	1.10	%(1)	0	%(1)	0.10	%(1)	0.20	%(1)	0.35	%(1)	0.70	%(1)	1.40	%(1)
Victory RS Small Cap Growth Equity VIP Series	1.30%		0.20%		0.30%		0.40%		0.55%		0.90%		1.60%
All Other Funds	1.35%		0.25%		0.35%		0.45%		0.60%		0.95%		1.65%

(1)

If Mutual of America Separate Account assets in the T. Rowe Price Blue Chip Growth Portfolio fall below $250,000,000 at any time during a month, and we therefore will receive the reduced reimbursement, the Separate Account Annual Expenses (Base Contract Expenses) for investments in that Subaccount will be: Standard Fees of 1.20%; Tier 1 Reduced Fees of 0.10%; Tier 2 Reduced Fees of 0.20%; Tier 3 Reduced Fees of 0.30%; Tier 4 Reduced Fees of 0.45%; Tier 5 Reduced Fees of 0.80%; and Inactive Plan fees of 1.50%.

Separate Account Charge Reduction—Certain National Accounts

We reduce the Separate Account charges (Base Contract Expenses) for certain Contracts of Employers that are member agencies of approved national accounts that meet the following criteria. If the national account has member agencies with total assets in their Contracts, including the Separate Account and the General Account, of at least $325 million as of the last Valuation Day of a calendar quarter, initially or when being reconsidered after losing eligibility, and meets the other criteria discussed in this paragraph, the Contracts will become eligible for the National Account Reduced Separate Account Annual Expenses as of the following calendar quarter as set forth below. After member agencies affiliated with the national account become eligible for National Account Reduced Separate Account Annual Expenses, the total assets in the member agencies’ Contracts must remain above $292.5 million (the “National Account Minimum”) as of the last Valuation Day of a calendar quarter for the Contracts to remain eligible for the National Account Reduced Separate Account Annual Expenses for the following calendar quarter. Loss of eligibility for the National Account Reduced Separate Account Annual Expenses will occur if the total assets in the member agencies’ Contracts fail to maintain at least the National Account Minimum for any reason; for example, withdrawals from Contracts or the investment performance of the Underlying Funds. Additionally, to be eligible for National Account Reduced Separate Account Annual Expenses, the national association or headquarters of the national account must fund its own Plan with a Contract issued by Mutual of America, promote Mutual of America as an “exclusive retirement plan service provider” to its member agencies in its directories and on its website, provide us with information regarding member agencies, allow our participation as a vendor or presenter at its conferences, and allow outbound telephone contact with its member agencies. To be considered a member agency of such a national account, the member agency must have a published corporate mission consistent with that of the national account organization with which it is affiliated.

National Account Reduced Separate Account Annual Expenses will be determined for each Employer that is a member agency of a qualifying National Account, if the Employer is otherwise eligible for Reduced Fees, based on the pricing tier for which that individual Employer qualifies based on the assets in that Employer’s Plan. The regular and National Account Reduced Separate Annual Expenses are as follows:

	Regular Separate Account Annual Expenses	National Account Reduced Separate Account Annual Expenses
Standard Fee	1.35%	1.35%
Tier 1 Reduced Fee	.25%	.25%
Tier 2 Reduced Fee	.35%	.30%
Tier 3 Reduced Fee	.45%	.35%
Tier 4 Reduced Fee	.60%	.40%
Tier 5 Reduced Fee	.95%	.85%

National Account Reduced Separate Account Annual Expenses for each Subaccount invested in the Fidelity, MFS, PIMCO, T. Rowe Price or Victory investment alternatives will be further reduced in the amount of reimbursements we receive with respect to those Underlying Funds (by 0.10% for Fidelity; 0.25% for MFS; 0.10% for PIMCO; 0.25% for T. Rowe Price (subject to reduction as discussed above); or 0.05% for Victory).

A member agency of a national account that is eligible for the Standard Fee will continue to be eligible to receive a waiver of the employer-paid monthly charges.

Monthly Participant Charge

Annual Contract Fees.    We also deduct from your Account Value on a monthly basis the pro-rated portion of an Annual Contract Fee. The monthly charge is $2.00 if you have an Account Value of $2,400 or more at the end of the month, or 1/12 of 1% of the Account Value at the end of the month if your Account Value is less than $2,400 at the end of the month (which will be less than $2.00). We do not impose the Annual Contract Fee on a monthly basis for any month that your Account Value at the end of the month is less than $300.

•

Waiver of Contract Fee for eDocuments Participants.    We offer eDocuments, a feature that offers Participants a way to electronically receive communications and reports (see “Definitions We Use in this Prospectus” for a definition of eDocuments and the section immediately below). We do not impose the Annual Contract Fee on a monthly basis if you elect to use eDocuments. If you subsequently discontinue using eDocuments, we will reimpose the Annual Contract Fee on a monthly basis.

Additional Information About eDocuments.    As indicated the eDocuments feature offers Participants a way to electronically receive communications and reports, such as quarterly statements, prospectuses, (including summary prospectuses) and Underlying Fund and separate account annual and semi-annual reports. You will be notified by email each time documents become available that you can log on to our website to view the document. You can sign up for eDocuments by completing the Consent Agreement located on our website and indicating your consent to receive documents through the Mutual of America website. The Consent Agreement provides that you will need to log in to Mutual of America’s website to view documents online and to make any necessary updates to your email address. You also must have an email address and have Adobe® Reader® software installed on your computer, which you can obtain at no charge.

When you sign up for eDocuments we will waive the monthly participant charge for each month, beginning with the month in which you submit the consent form. Waiver of the monthly participant charge also applies to current eDocuments users. If you do not elect to use eDocuments, you will be charged a $2 monthly participant charge, unless you qualify for a waiver. If you do not elect to use eDocuments, you will receive paper copies of all documents free of charge by regular USPS mail delivery. You may revoke your consent to eDocuments at any time, either online or by calling Mutual of America at 800.468.3785 and instructing a customer service representative to revoke your consent, and the $2 monthly participant charge will resume in the month you revoke your consent. Your consent to eDocuments will be revoked when we are notified of your death. If you elect to use eDocuments, if at any time you would like to receive a paper copy of any of these documents, please call Mutual of America at 800.468.3785 and we will provide a copy of the requested documents free of charge.

Monthly Participant Charges under Multiple Plans or Contracts that are not Exempt from the Charge

If you have more than one of any of the following plans that are not exempt from the Monthly Participant Charge under the exemption described above (except for 401(a) Profit Sharing Plans and 401(a) Defined Contribution Plans), in any combination, we will only charge you a single Monthly Participant Charge and we will waive it for the other plan or plans which are not otherwise eligible for a waiver of the Monthly Participant Charge (except for 401(a) Profit Sharing Plans and 401(a) Defined Contribution Plans): Group TDA, 403(b), 401(k), or 401(a) Thrift Plans. In this case, we will deduct the single Monthly Participant Charge from the plan that we select, which will typically be the most recent plan paying such charge.

Deduction of Monthly Participant Charge

We deduct the monthly charge from your Account Value allocated to the General Account, if any. If you do not have enough or any Account Value in the General Account, we will deduct the charge from your General Account and then from your Account Value allocated to one or more of the Subaccounts, in a prescribed order. The prescribed order is determined by us and is set forth in the Statement of Additional Information. We will deduct the full monthly charge from the first Subaccount in the prescribed order with Account Value, and if you do not have enough Account Value in that Subaccount, we will deduct the remainder of the monthly charge from the next Subaccount in the prescribed order with Account Value. If you have a Designated Roth Account, this charge will be pro-rated between your Designated Roth Account(s) and your other accounts.

Employer Charges

Monthly Charge.    We provide varying levels of Plan-related administrative services to Employers that have adopted 401(k), 401(a) and 403(b) Plans and charge such Employers sponsoring 401(k), 401(a) and 403(b) Plans a monthly fee subject to a waiver, if applicable. The fees charged to Employers for such administrative services will vary based on the service model selected by the Employer. The specific services and all applicable charges will be set forth in notices to Employers.

Per Participant Monthly Charge.    We charge an Employer a monthly charge for each active Participant. This charge is paid to us by the Employer and not the Participants. The charge is $4.00 for each of the first 50 Participants; $2.00 for each of the next 50 Participants; $1.00 for each of the next 100 Participants; and no charge for active Participants in excess of 200. We waive this charge monthly for an Employer who elects to use a Participant Directed services arrangement under a Contract (for 401(k), 401(a) and 403(b) Plans).

We also waive the charge for member agencies of approved national accounts and state or regional associations that have designated us as a Preferred Provider, provide us with membership details and allow us to market to their member agencies. We also waive the charge for any Employer for each month in which the consolidated assets of the Employer’s TDA, 403(b), 401(k), 401(a), SEP IRA, SIMPLE and governmental 457 plans are $1 million or more and the Plan is remitting Contributions and is using the online retirement plan administration system provided by us or a subsidiary as of the last day of the month. Certain affiliated plans are aggregated for purposes of the $1 million total. After a Plan becomes eligible for the waiver of the charge, it must maintain total assets in the Contract of at least $900,000 as of the last Valuation Day of a calendar month to remain eligible for the waiver of the charge for the following calendar month. Loss of eligibility for the waiver of the charge will occur if the Plan fails to maintain total assets in the Contract of at least $900,000 for any reason (for example, withdrawals from the Plan or the investment performance of the Underlying Funds).

Non-vested Forfeiture Processing Charge.    We impose a charge for processing forfeitures of the non-vested part of the Participant’s Account Value. The charge is equal to the lesser of $50 or the value of the non-vested Account Value. We deduct the charge from the non-vested portion of the Account Value before we process the forfeiture in accordance with the Plan. We limit the number of Participants under a Contract for whom we impose the non-vested forfeiture processing charge to 50 in any calendar year. We waive the charge for an Employer if the consolidated assets of the Employer’s TDA, 403(b), 401(k), 401(a), SEP IRA, SIMPLE and governmental 457 plans are $1 million or more and the Plan is remitting Contributions and is using the online retirement plan administration system provided by us or a subsidiary as of the last day of the month. Certain affiliated plans are aggregated for purposes of the $1 million total.

Expenses of the Underlying Funds

A Subaccount’s value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Subaccounts. Charges are deducted from and expenses paid out of the assets of the Underlying Funds. You should refer to the prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets. In addition, please see Appendix A to this Prospectus, entitled “Underlying Funds Available As Investment Options Under the Contracts”.

Premium Taxes

We currently do not deduct state and municipal premium taxes from your or your Employer Contribution. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state and municipal premium taxes, in accordance with the Contracts. State premium taxes vary and currently are up to 3.5%.

Loan Fees

If your Plan provides Collateralized Loans, it means that we will make the loan to you and you will be required to hold 120% of the loan amount in the General Account as collateral. If you take a Collateralized Loan from your Account Value, the net loan interest rate is 3.00%, which represents the difference between the interest charged on a loan and the maximum credited rate for collateral held in the General Account. For a Collateralized Loan, there are no origination or other fees.

If your Plan provides Uncollateralized Loans, also known as trusteed loans, it means that the loan amount will be withdrawn from your Account Value and paid to you, and the interest you pay on the loan will be credited to your account. If you take an Uncollateralized Loan from your Account Value, the interest rate you pay will be the prime rate +1%. For Uncollateralized Loans, there are fees based on the method of repayment, as explained in more detail in your Contract:

•	For payroll deduction loan payments there is a $75 non-refundable origination fee and a $15 non-refundable annual fee.

•

For home billing there is a $350 non-refundable origination fee, and no annual fee. You may also incur late fees of the lesser of $15 or 5% of the past due payment if your payment is not received within 30 days of the due date.

For collateralized loans, the amount held in the General Account as collateral must equal 120% of the loan amount.

The table below describes the fees and expenses that you will pay if your Plan offers loans and you take out a loan.

Loan Charges and Interest—403(b) 401(a) and 401(k)

		Uncollateralized Loans (2)
	Collateralized Loans (1)	Payroll Deduction	Home Billing
Maximum Loan Interest	Interest Rate Credited to Amounts held in the General Account +3%	Prime Rate+1%	Prime Rate +1%
Origination Fees	N/A	$75	$350
Annual Loan Fees	N/A	$15	N/A
Late Fees	Lesser of $15 or 5% of payment 30-days past due(3)	N/A	Lesser of $15 or 5% of payment 30-days past due

(1)

Collateralized Loans.    For Collateralized Loans (non-trusteed loans) the Loan Rate is 3% higher than the interest rate we credit to amounts held in the General Account, and you will continue to be credited with interest on the amounts held in the General Account. The loan interest rate is subject to change as the interest rate we credit to amounts held in the General Account changes. The amount held in the General Account as collateral for a collateralized loan must be equal to 120% of the loan amount.

(2)

Uncollateralized Loans.    For uncollateralized loans, where a Trustee has been appointed, (a) for loans repaid by payroll deduction we charge a non-refundable origination fee of $75.00 and a non-refundable annual fee of $15.00 per year and (b) for loans paid through home billing we charge a non-refundable origination fee of $350.00. The origination fees, and the annual fees through the stated maturity of an uncollateralized loan repaid by payroll deduction, are collected at the time the loan is originated and deducted from the loan proceeds. The loan amount is withdrawn from your Account Value and you pay interest at the Prime Rate +1% to your Account. As such, we do not receive any portion of the interest paid. The interest rate for each loan you take is determined at the time you take the loan and remains fixed for the life of that loan.

(3)	Late Fees. Late fees only relate to home billing because repayment by payroll deduction ensures timely payment.

GENERAL DESCRIPTION OF CONTRACTS

Contract Rights

The Contractholder is the plan sponsor, generally an employer, that has purchased a Contract to fund a Plan, or an employer that makes Contributions for its employees under a Contract purchased by a trust or other entity for the benefit of its employees. An Employer-sponsored retirement savings plan (or Thrift plan) for which we issue a contract, usually permits employees to make voluntary Contributions. Participants may allocate Contributions among the Investment Alternatives, subject to any restrictions contained in the Employer’s Plan.

As a Participant in the Plan, you may elect to make contributions to the Plan, and you may transfer all or a portion of your Account Value among the Investment Alternatives, unless the Plan in which you participate limits transfers or restricts Contributions to only the General Account. You may also designate a Beneficiary to receive any payments due upon your death, subject to any limits under a Plan or the Code. You may change the Beneficiary while you are living, either before or after the Annuity Commencement Date, by providing us (or your Employer when the Employer has agreed to hold such information) with written notice of the change. You make elect to withdraw your Account Value as discussed in this Prospectus, subject to the terms of the Plan, and you may elect to commence annuity payments as discussed in this Prospectus.

Contract Provisions and Limitations

The types of thrift plans or arrangements for which we will issue a Contract are:

1.	403(b) Thrift Contract (called a Thrift Plan or a 403(b) Thrift Plan).

We issue Contracts to Employers to fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code. A Contractholder must be a tax-exempt organization under Code Section 501(c)(3) or an eligible public school or college, or an association that represents that type of tax-exempt organization or eligible public school or college or its employees.

Under a 403(b) Thrift Plan Contract, you ordinarily make Contributions through a voluntary salary reduction arrangement, and your Contributions are “pre-tax.” If permitted by your Employer’s Plan, you may also make Designated Roth Contributions. Such Contributions are made “after-tax.” If certain rules under the Code are satisfied, distributions of Designated Roth Contributions and any earnings thereon, will be tax-free. Your Employer may match all or part of these Contributions, under a fixed matching formula (such as a set percentage). You may make additional Contributions that your Employer does not match, subject to limits contained in the Code, or the Plan. An Employer may make non-matched Contributions, and a formula set forth in the Plan will determine how those Contributions are allocated to Participants. Some Plans permit only Employer Contributions. Your Employer’s Plan may require that you be automatically enrolled if you fail to make an affirmative election to opt out of the participation in the Plan by a specified date. In that event, the Employer would provide advance written notice of the automatic enrollment provision, including the date that Contributions would commence and the default investment fund to which Contributions would be applied.

2.	401(a) Thrift Plan or 401(k) Profit Sharing Plan.

We issue Contracts to fund annuity benefits under retirement plans that qualify for special federal income tax treatment under Section 401(a) of the Code, including retirement plans that also meet the requirements of Section 401(k) of the Code. A Contractholder typically is an Employer that has adopted a 401(a) Plan, although the Contractholder may be the trustees of the Plan if a Plan provides for a trust.

Depending on the type of Plan, you make Contributions:

•

For 401(a) Plans through a voluntary payroll deduction arrangement with the Employer, where the Contributions are “after-tax” (but not Designated Roth Contributions), meaning you may not deduct or exclude them from your gross income, or

•

For 401(k) Plans through a salary reduction agreement with the Employer, where the Contributions are “pre-tax,” meaning you may exclude them from your gross income within the limits of Code Section 401(k).

•	For 401(k) Plans, if permitted by your Employer’s Plan, you may also make Designated Roth Contributions.

The Employer may match all or a portion of your Contributions, under a specific matching Contribution formula (such as a set percentage). You may make additional Contributions that your Employer does not match. An Employer also may specify or annually declare a non-matched amount to be allocated among Participants under a specific formula set forth in the Plan. Your Employer’s Plan may require that you be automatically enrolled if you fail to make an affirmative election, by a specified date, not to participate in the Plan. In that event, the Employer would provide advance written notice of the automatic enrollment provision, including the date that Contributions would commence and the default investment fund to which Contributions would be applied.

We also issue Contracts to fund defined contribution pension and profit-sharing plans that qualify under Code Section 401(a), and some of these Plans may provide for Employer Contributions only.

Minimum.    A Plan may specify a minimum amount of Contributions.

Allocation of Contributions.    You may allocate Contributions among the Investment Alternatives, subject to any restrictions contained in your Employer’s Plan.

We will allocate a Contribution when we receive a Complete Order (see “Definitions We Use in this Prospectus” for a definition of Complete Order) from you or your Employer according to the instructions sent with the Contribution, or if no instructions are sent, on the basis of your allocation election currently on our records.

You may change the allocation instructions for future Contributions at any time. You should periodically review your allocations in light of market conditions and your financial and retirement plans.

If we have not received your allocation election, your Contributions and those of your Employer on your behalf, if any, will be allocated to the default Investment Alternatives specified in your Employer’s Plan, if any. You may at any time, in accordance with the Plan, make an allocation for future Contributions and/or transfer amounts from the default Investment Alternative to any other Investment Alternative available under your Contract. Your specific allocation election will take precedence over the default Investment Alternative, but only for future Contributions. If you want to transfer funds previously allocated to the default Investment Alternative, you must make a transfer election.

Default Investment Alternatives are chosen at the plan level by plan sponsors as permitted by Department of Labor regulations (referred to as Qualified Default Investment Alternatives (QDIAs)). As required by the Department of Labor regulations when a default Investment Alternative is chosen by a plan sponsor, participants are informed of their plan’s default Investment Alternative by the plan sponsor in the summary plan description and various enrollment documents that are provided at or prior to the time a participant enrolls in the plan and periodically thereafter. Department of Labor regulations allow a plan to have more than one default Investment Alternative. In that case, the summary plan description and enrollment documents will both identify each default Investment Alternative, and describe the methodology in place for allocating amounts among the default Investment Alternatives. You should carefully review your employer’s Plan documents to be familiar with the default Investment Alternatives to which your assets will be allocated if you do not provide specific allocation instructions.

Your Right to Transfer Among Investment Alternatives

Subject to certain restrictions, you may transfer Account Value among Subaccounts, and between the Separate Account and the General Account, unless your Plan limits transfers. There are no tax consequences to you for transfers among Investment Alternatives.

Your request for a transfer will not be binding on us and cannot be effectuated until we receive a Complete Order (see “Definitions We Use in this Prospectus” for a definition of Complete Order) from you. Please note our policy on frequent purchases and redemptions under “Frequent Purchases and Redemptions of Subaccount Accumulation Units.”

Transfers and Allocation Changes by Telephone or Internet.    You may make requests by telephone or Internet for transfers of Account Value among Investment Alternatives (except for transfers to any of the International Funds) or to change the Investment Alternatives to which we will allocate your future Contributions, except that we do not accept withdrawal requests by telephone or Internet. On any Valuation Day, we will consider requests by telephone or Internet that we receive prior to 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive at or after 4 p.m. Eastern Time (or the Exchange close) as received on the next Valuation Day.

You must use a password to make Internet requests. Your use of the Password constitutes agreement to use our website in accordance with our rules and requirements. To change your Password, you may follow the instructions at our Internet website. To make telephone requests, you will be asked to provide your personal identification number (PIN) or identifying personal information to our Customer Service Representative.

We reserve the right to suspend or terminate at any time the right of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period. The Company’s failure to follow reasonable procedures may result in liability for any losses due to any unauthorized or fraudulent telephone or Internet transfers.

We will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. To confirm that instructions communicated by telephone or Internet are genuine we will ask for personally identifying information to confirm your identity, record all telephone transactions and provide confirmation of transactions, in writing, except for allocation changes made over the Internet.

Your Right to Make Transfers.    If your employer’s Plan permits transfers to other contracts, you may transfer your Account Value but only to a provider specifically identified in the Plan. Transfers while you are actively employed to any provider not specified in the Plan are prohibited.

How to Tell Us an Amount to Transfer or Withdraw.    To tell us the amount of your Account Value to transfer or withdraw, you must specify to us:

•	the dollar amount to be taken from each Investment Alternative, or

•	for Subaccounts, the number of Accumulation Units to be transferred or withdrawn, or

•	the percentage of your Account Value in a particular Investment Alternative to be transferred or withdrawn.

In some cases, certain withdrawals under 403(b) Plans may require the approval of the Employer or third party administrator, if applicable. In most cases, if you are making a withdrawal and have a Designated Roth Account, you must specify whether to take the withdrawal from your Designated Roth Account or Employee Contribution Account. If you have a Rollover Account or a Designated Roth Rollover Account, amounts will be taken from the respective rollover account first. However, for corrective distributions of Contributions that exceed applicable contribution limits, withdrawals will be made from your Employee Contribution Account first, then your Roth Contribution Account, and will not be made from any of your rollover accounts.

For transfers, you must specify the Investment Alternative(s) to which you are moving the transferred amount. You must also specify the accounts to which transfers apply. Your request for a transfer or withdrawal is not binding on us and cannot be effectuated until we receive all information necessary to process your request and, in the case of the International Funds, by U.S.P.S. regular mail to our Financial Transaction Processing Center.

Designation of Beneficiary

You may designate a Beneficiary to receive any payments due upon your death, subject to any limits under a Plan or the Code. You may change the Beneficiary while you are living, either before or after the Annuity Commencement Date, by providing us (or your Employer when the Employer has agreed to hold such information) with written notice of the change. The designation or change in designation will, upon receipt by us, take effect as of the date you signed the written notice, whether or not you or the Beneficiary is living at the time of such receipt. Designations or changes in designation made via your employer will be deemed to be received by us at the time your employer enters the information on our system. We will not be liable, however, for any payment or settlement we make before we receive the notice from you or your employer, as the case may be, of Beneficiary or change of Beneficiary.

If you are married, and your Plan is subject to ERISA, the Beneficiary will be your Eligible Spouse unless we have received consent from the Eligible Spouse to permit another Beneficiary. The consent must:

•	be in writing

•	be signed by the Eligible Spouse and witnessed either by a notary public or a Plan representative

•	agree to your election to waive any qualified preretirement survivor annuity and qualified joint and survivor annuity forms of benefit that otherwise would be applicable, and

•	agree to the designation of a Beneficiary other than your Eligible Spouse.

You may not make subsequent Beneficiary designations or selections of forms of annuity benefit unless your Eligible Spouse provides written consent in the same manner.

You should specify a Beneficiary and periodically review your Beneficiary designation. We are required to pay the Beneficiary as shown in our records. You may not change a Beneficiary by naming a different person in your will.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period, or upon your death (and the death of the joint Annuitant, if any) during the Annuity Period, the Beneficiary or Beneficiaries will be determined in accordance with the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first surviving class of Beneficiaries, in this order: your spouse; your children; your parents; and your brothers and sisters. If we do not find family members in these classes, we will pay the executors or administrators of your estate.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, after a thorough search, we are unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you periodically review and update, if necessary, your Beneficiary designations, including full names and complete addresses, if and as they change.

Our General Account

Scope of Prospectus.    We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. For more details regarding the General Account, you should refer to the Contract.

General Description.    Amounts you allocate under a Contract to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations, including the Payment of Claims under our Contracts and our Policies, and is subject to the claims of our creditors. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Value to the General Account does not entitle you to share in the investment experience of the General Account. You should consider our claims paying ability and financial strength when allocating amounts to the General Account.

We guarantee that we will credit interest for the life of the Contract to Account Values in the General Account at a rate at least equal to the minimum rate required by your Contract, if any. If your Contract does not set forth a minimum rate, we will credit interest at a rate at least equal to the minimum rate required by applicable state law or if no state law minimum rate is applicable to a Contract, the guaranteed minimum credited interest rate determined by us annually in accordance with the National Association of Insurance Commissioners (NAIC) standard non-forfeiture law for annuities. The NAIC minimum rate is determined in accordance with a formula. The current NAIC minimum rate formula as applied by us is based upon the five-year constant maturity treasury rate reported by the Federal Reserve as of the close of business on the last business day each October. In no event under the current NAIC formula will the minimum guaranteed credited interest rate be less than 1% or more than 3%. We determine whether the application of the formula will change the minimum guaranteed rate each November, and any change is effective the following January 1. In our sole discretion, we may credit a higher rate of interest to Account Values in the General Account, although we are not obligated to credit interest in excess of the minimum rate. We compound interest daily on Account Values in the General Account, to produce an effective annual yield that is equal to the stated interest rate. You can find the current rate for your Account Value in the General Account in your quarterly statement or by logging in to the secure “My Account” section of our website, mutualofamerica.com.

The interest rates may be different for the portion of your Account Value in the General Account being held as collateral for a loan.

We reserve the right to credit a higher interest rate than the rate otherwise set for amounts allocated to the General Account when the Employer uses the online retirement plan administration system provided by us or a subsidiary for the transmission and receipt of certain information regarding Participants, Contributions and other Contract information, and in certain other circumstances.

Refer to the additional information about our General Account’s operations in Appendix B to this Prospectus.

Transfers and Withdrawals.    You may transfer Account Value to and from the General Account, subject to any restrictions contained in your Employer’s Plan. To the extent permitted by the Code and your Plan, you may withdraw your Account Value from the General Account prior to the Annuity Commencement Date. We have the right to delay certain transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

Participation in Divisible Surplus

We are a mutual life insurance company and consequently have no stockholders. Participants share in our earnings through any dividends approved by the Company’s Board of Directors. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such divisible surplus is within the sole discretion of our Board of Directors. No dividends are anticipated.

Contract or Separate Account Changes

Funding and Other Changes We May Make

We reserve the right to make certain changes to the structure and operation of the Subaccounts at our discretion and without your prior consent. We may add, delete, or substitute Subaccounts for all contractholders or only for certain classes of contractholders. New or substitute Subaccounts may have different fees and expenses and may only be offered to certain classes of contractholders. In making changes, we will comply with applicable law and will obtain the approval of Participants and/or the Contractholders, if required.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close Subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The Underlying Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of an underlying fund should no longer be available, or if investment in any underlying fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after obtaining any approval that may be required by law or regulation.

We also may:

•	create new Subaccounts of the Separate Account at any time;

•	to the extent permitted by state and federal law, modify, combine or remove Subaccounts in the Separate Account;

•	transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one Subaccount to another Subaccount;

•	create additional separate accounts or combine any two or more accounts including the Separate Account;

•

transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

•

operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

•	deregister the Separate Account under the 1940 Act; and

•

operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

We may modify the provisions of the Contracts to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law. We will not make any changes without any regulatory approval that may be required and, if we make any such changes, we will provide you with written notice as may be required under applicable law or regulation.

Frequent Transfers Among Subaccounts

Frequent Purchases and Redemptions of Subaccount Accumulation Units

The purpose of our Contracts is to assist with the accumulation of long-term retirement savings. Our Contracts are not intended to provide Contractholders and Participants with a means to engage in market timing through frequent transfers of their Account Values in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term market changes may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of an Underlying Fund if it involves amounts which are substantial when compared to the net total Underlying Fund assets under management.

Each Underlying Fund has reserved the right to reject any aggregate purchase of Underlying Fund shares that it determines to be inconsistent with the Underlying Fund’s policies and procedures relating to market timing. As such, there is also a risk that excessive frequent transfer practices by individual Contractholders and Participants could cause an Underlying Fund to reject a net purchase order from a Subaccount on behalf of many Contractholders and Participants, thereby compromising our ability to carry out purchase and redemption orders of many of our Contractholders and Participants.

In consideration of the above, we have adopted and implemented the following policies and procedures with regard to frequent transfers.

Transfers into any of the Subaccounts that invest in the International Funds can only be effected by mail.    Because of the time difference between the close of the United States securities markets and the close of international securities markets, the International Funds are more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into any of the Subaccounts that invest in the International Funds and for revocations of such transfer requests. You must send in writing, by U.S.P.S. regular mail, to our Financial Transaction Processing Center in Boca Raton, Florida, all requests for transfers into any of the Subaccounts that invest in the International Funds or revocations of such transfer requests. We will not accept orders for transfers of your Account Value to any of the Subaccounts that invest in the International Funds or revocations of such transfer requests placed by any other means, including via our toll free 800 number or our Internet website, nor will we accept such transfer orders or revocations made in writing and delivered by fax, hand or express delivery service to our Home Office in New York City, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into any of the Subaccounts that invest in the International Funds that are received at the Home Office in New York City or any Regional Office. To obtain a form for making written transfer requests, you may call our toll free number, 800.468.3785. You may revoke an order for transfer into any of the Subaccounts that invest in the International Funds only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. You may continue to place orders for transfers out of any of the Subaccounts that invest in the International Funds either in writing, by calling our toll-free number, or via our website, mutualofamerica.com.

We reserve the right to modify or terminate the administrative rule for transfers to the Subaccounts that invest in International Funds and to extend the rule to other Subaccounts. We also reserve the right to adopt additional rules that would apply to Contractholders and Participants who in our view are repeatedly engaging in short-term trading through transfers of all or a portion of their Account Values in any of the Subaccounts offered under our Contracts. Note: The Mutual of America Investment Corporation Retirement Funds and the Mutual of America Investment Corporation Allocation Funds may invest in shares of the other Mutual of America Investment Corporation Funds, including the International Fund, and are exempt from the requirement to place orders for purchases and sales of such shares by U.S.P.S. regular mail.

We work with the Underlying Funds to discourage Contractholders and Participants from engaging in excessive frequent transfers that could harm any Fund’s investment performance. We periodically meet with the management of the Underlying Funds to discuss any factors that may materially impact investment performance of the Underlying Funds, including excessive frequent transfer activity, if any. We periodically request a description of the Underlying Funds’ procedures and controls used to identify any excessive frequent transfer activity and a report on whether any such activity might have an adverse effect on the investment performance of any of the Underlying Funds. It should be noted that each of the Underlying Funds has established its own internal restrictions or minimums, and may decide to apply its own frequent trading policies and procedures to your transactions in the event it determines that, in its opinion, our procedures do not satisfy its particular policies and procedures. The Underlying Fund policies and procedures, if applied to your transactions, could result in a limit on the number of trades you can request in specified time periods, temporary blockage of trades or other actions. In addition, we may be required to disclose information on participant transfers to the Underlying Funds. We also request assurance that the Underlying Funds are correctly daily valuing their Subaccounts and appropriately using fair value pricing, where required.

We aggregate all daily purchase or redemption orders received from all Contractholders and Participants under the Contracts into a net purchase or redemption of shares of the Underlying Funds. We monitor such aggregate net daily purchase and redemption into or out of each Underlying Fund to make a determination, in our opinion, as to whether such aggregate net trading activity is material in relation to the total assets managed by each of the Underlying Funds, and if so, whether it could have an adverse impact on an Underlying Fund’s investment performance based upon the total net assets under management. We reserve the right to look back from any daily purchase or redemption activity in order to identify frequent transfer activity involving substantial amounts.

Depending on the nature of the net transfer activity, we will determine if there is frequent transfer activity conducted by the same Contractholders and Participants which could adversely impact the investment performance of an Underlying Fund, in view of the total net assets of the Underlying Fund, or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractholders and Participants. In this regard, we can review individual purchase and redemption requests by Contractholders and Participants. If, in our opinion, excessive frequent transfer activity could cause an adverse effect on the investment performance of an Underlying Fund or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractholders and Participants, we will take such actions as are appropriate to discourage such activity from continuing, as noted below. We do not accommodate Participants engaging in market timing. We will take the following actions in the following order:

•

contact the Contractholder or Participant and remind them that the Contracts are not designed to be used for such frequent transfers, request that such activity cease, and inform them that their use of the Internet or the 800-line privileges for transfer activity will be suspended if the activity does not cease;

•

if the activity does not cease, suspend the Contractholder’s or Participant’s Internet and 800-line privileges for transfers and require that all future purchase and redemption requests be carried out solely via a signed, written request to initiate any transaction, to be sent to our Financial Transaction Processing Center in Boca Raton via U.S.P.S. regular mail (the “Regular U.S. Mail Rule”);

•	then, in appropriate circumstances reject a transfer request, consistent with applicable law, rule, and regulation.

These procedures are applied uniformly to all Contractholders and Participants, individually and in the aggregate, engaging in such frequent transfer activity. The Contracts seek to provide a high degree of flexibility to Contractholders and Participants in managing their long-term retirement savings and other benefits and to this end do not have “front end” charges on contributions or transfers, or “back end” surrender or redemption charges on transfers or withdrawals. The Contracts permit unlimited, no-fee transfers between and among our General Account and the Subaccounts. We have no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. We have not set a restriction on the amounts or number of transactions allowed in a given period and have not established a minimum holding period other than as may be applicable regarding the policies as noted above, nor have we set an exchange or redemption fee.

There may be legal and technological limitations on our ability to impose restrictions or limitations on the transfer practices of our Contractholders and Participants which arise out of the state law affecting a Contract and the necessary judgments involved in creating monitoring parameters. Consequently, our ability to discourage excessive frequent transfers that do not involve material or substantial amounts in the Subaccounts may be limited. The detection or deterrence of frequent transfer activity involves judgments that are inherently subjective. Accordingly, there is no assurance that we can restrict all transfer activity that may adversely affect Contractholders or Participants. There can be no assurance that frequent transfers in the Subaccounts will not occur. As a result of the limitations, restrictions and judgments described in this paragraph, it is possible that some participants may succeed in frequent trading activities, and in that eventuality, the effects, if any, of such activities may to some degree impact the other participants in the Separate Account.

ANNUITY PERIOD

Available Forms of Annuity

If your Employer has selected Mutual of America as the annuity provider for annuity benefit distributions, at your Annuity Commencement Date, we will apply your Account Value to provide a stream of monthly Annuity Payments (an annuity) from us to you (the Annuitant). Once Annuity Payments have begun, you may no longer make Contributions, transfers or withdrawals under the Contract, and your Employer may no longer make Contributions on your behalf. If your Plan permits, and subject to its provisions, you may elect to receive your Account Value by making partial or full withdrawals, including withdrawals under our Specified Payments option, instead of receiving Annuity Payments. Once your annuity payments have commenced, you cannot change the form of annuity you have elected, and you are not able to withdraw contract value after the annuity commencement date

We offer several forms of annuity, some of which have guaranteed minimum time periods for payments. Under some forms, you will be the Annuitant and may name another person as the joint Annuitant. If you die (and the joint Annuitant dies, if the form is a joint and survivor annuity) before the minimum period has ended, the Beneficiary will receive any remaining Annuity Payments due. A life annuity protects you from outliving the time period for receiving monthly payments, because the payments continue for your life.

You may select the annuity form when you designate the Annuity Commencement Date. If you have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Joint and 66 2/3% Survivor Annuity with Ten Years Certain, with your Eligible Spouse as joint Annuitant as described below, unless you, no more than 180 days (or other period depending on the provisions of the Plan) before the Annuity Commencement Date, select in writing one of the other annuity forms listed below and your spouse consents in writing to the form selected. If you do not have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Non-Refund Life Annuity, as described below, unless before the Annuity Commencement Date, you select in writing a different annuity form.

You may select a form of annuity (subject to the availability of such annuity under your Employer’s Plan), examples of which are described below, and in each case you will be the Annuitant.

Life Annuity with Ten Years Period Certain.    This annuity form provides for monthly Annuity Payments to you during your lifetime, but if you die before the end of the ten year period, your Beneficiary will receive the monthly Annuity Payments until the end of the ten year period. After the Beneficiary has begun receiving payments, if the Beneficiary dies while receiving payments before the end of the period, we will pay the Commuted Value of the remaining Annuity Payments to the payee named by the Beneficiary.

Joint and 66 2⁄3% Survivor Life Annuity with Ten Year Period Certain.    This annuity form provides a monthly Annuity Payment during your lifetime and 66 2⁄3% of that monthly Annuity Payment to the joint Annuitant after your death if the joint Annuitant survives you. If both you and the joint Annuitant die before the end of the ten year period, payments continue to the Beneficiary in the amount last paid until the end of the ten years (the certain period). If the Beneficiary dies while receiving payments before the end of the period, we will pay the Commuted Value of the remaining Annuity Payments to the payee named by the Beneficiary. If a person you have named as your joint Annuitant dies prior to the Annuity Commencement Date, your election of this annuity form is canceled automatically.

Full Cash Refund Annuity.    This annuity form provides for monthly Annuity Payments to you, continuing until your death. If the aggregate amount of the monthly Annuity Payments that we made to you is less than your vested Account Value at the Annuity Commencement Date, we will pay the difference to the Beneficiary.

Joint and Survivor Life Annuity.    Same as the Joint and Survivor Life With Period Certain annuity above, except that payments will end upon the death of the survivor as between the Annuitant and the joint Annuitant. There is no guaranteed minimum payment period.

Non-Refund Life Annuity.    We make a monthly Annuity Payment until your death. No amount is payable to any joint Annuitant or Beneficiary.

Other Forms.    In addition to the forms of annuity listed above, your Plan may offer additional forms of annuity as of your Annuity Commencement Date. We may, if offered by your Plan, permit you to elect a different period certain for life annuities and joint and survivor life annuities. Currently, in addition to the ten year period, we permit the election of life annuities with periods certain of three, five and fifteen years. Additionally, we may, if offered by your Plan, permit you to elect a different percentage survivorship benefit for joint and survivor life annuities (with or without period certain). Currently, in addition to the 66 2/3% survivorship benefit, we offer survivorship benefits of 50%, 75% and 100%. We have the right to discontinue offering these periods certain and survivorship benefits at any time unless your Contract provides otherwise.

Amount of Annuity Payments

We will fix the amount of each Annuity Payment and we guarantee that we will make the payments, according to the form of annuity you select. Our guarantee of payment is subject to our financial strength and ability to meet our claims-paying obligations under the Contract, so you should consider our financial strength when electing a benefit option. The amount of the Annuity Payments depends on the age of the Annuitant(s), the annuity form you choose, the applicable annuity purchase rates and your Account Value.

We guarantee that the purchase rates we use to determine the amount of Annuity Payments will be the better of the guaranteed rates in the Contract or our then current annuity purchase rates.

We will issue for delivery to you an individual certificate setting forth the amount and terms of payment of your annuity benefits. We will send Annuity Payments directly to you at your last known address, as filed with us.

Annuity Commencement Date

You may select the Annuity Commencement Date, which must be the first of a month. Generally, the Plans require that you must have reached the age of 55 to begin receiving Annuity Payments, unless the Annuity Payments are to your spouse under a Qualified Joint and Survivor Annuity form when the Participant’s Eligible Spouse is the joint Annuitant and you die when your spouse is under age 55. The Annuity Payments will be fixed at the same amount every month, and will be based on your Account Value at the Annuity Commencement Date, the form of annuity you select, the annuity purchase rates in effect for your Contract, and your age. We guarantee that the monthly amount of the Annuity Payments, for the form of annuity selected, will be the better of the guaranteed purchase rate in the Contract or the then-current annuity purchase rate at the time of your Annuity Commencement Date.

You must notify us in writing of the Annuity Commencement Date in advance, according to our procedures. Unless federal or state law or the Plan requires otherwise, you may elect an Annuity Commencement Date that is your:

•	Normal Retirement Date (generally, when you reach age 65); or

•	Early Retirement Date (up to 10 years before your Normal Retirement Date); or

•	Late Retirement Date (any time after your Normal Retirement Date), but not later than the April 1 following your attainment of age 72, if you are no longer actively at work.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations
Death benefit during accumulation period equal to Account Value	To provide a death benefit to one or more Beneficiaries, upon the death of the Participant during the accumulation period	Standard	No specific fee for the death benefit — included as part of overall Contract charges	Death benefit amount is reduced by the amount of any outstanding loans and interest

Death Benefit During the Accumulation Period

We will pay a death benefit to your designated Beneficiary if you die during the Accumulation Period. If you are married, your Eligible Spouse must be the Beneficiary unless you designated a different Beneficiary with the written consent of your Eligible Spouse.

We will pay the death benefit after we have received the following at our Home Office:

•	due proof of death, generally a certified copy of your death certificate;

•	notification of election by the Beneficiary(ies) of the form in which we are to pay the death benefit; and

•	claim forms and other information and documents that we inform the Beneficiary are necessary for us to process the death benefit request.

The amount of the death benefit will be your Account Value, less outstanding loans and interest, as of the date on which we receive the items listed above. Until then, your Account Value will remain allocated as it was on the date of death. If you have more than one Beneficiary, each Beneficiary’s share of the Account Value will remain allocated as it was on the date of death until we receive the items listed above from such Beneficiary. Each Beneficiary will continue to bear the risk of loss of their share of the death benefit until their claim is processed.

Form of Death Benefit Payment.    The Beneficiary will elect the form of death benefit as described below. The Code imposes special requirements on the payment of a death benefit and specifies the time period in which we must pay it. We will pay the death benefit in a single sum if a Beneficiary does not select an option by the date the Code requires a payout to be made.

In addition, Participants must begin taking minimum distributions after they reach a certain age (called the Required Beginning Date or Required Distribution Date), and certain requirements depend on whether you had reached that age at the time of death. Beneficiaries should consult their tax advisers for any additional rules that may apply in their particular circumstances. See “Minimum Required Distributions” under “Taxes.”

In general, any method of distribution that a Beneficiary selects must comply with one of the following.

(a) Ten Year Rule.    In the case of a death occurring in 2020 or later, the general rule is that we must pay the entire death benefit to the Beneficiary by December 31 of the calendar year that is ten calendar years after the Participant’s death, unless we pay the benefit under (b), (c) or (d) below.

(b) Exception for Eligible Designated Beneficiaries.    An Eligible Designated Beneficiary, as defined below, may choose to have the entire death benefit distributed in the form of Annuity Payments that begin within one year of the Participant’s death and are payable over a period of time that is not more than the Beneficiary’s life or life expectancy, whichever is longer. For these purposes, an Eligible Designated Beneficiary is a Beneficiary who, at the time of the Participant’s death, is also (a) the Participant’s surviving spouse; (b) the Participant’s minor child; (c) an individual who is no more than 10 years younger than the Participant; (d) a qualifying disabled individual; or (e) a qualifying chronically ill individual. Notwithstanding the foregoing, if the Eligible Designated Beneficiary is a minor child, distributions must be paid in full no later than the end of the tenth year following the child’s attainment of the age of majority.

(c) Beneficiary is the Eligible Spouse.    Special rules apply if the only Beneficiary is your surviving Eligible Spouse. A Beneficiary who is also your Eligible Spouse may use your Required Beginning Date for determining when minimum distributions must begin. As a consequence, the Beneficiary does not have to begin receiving benefits until the April 1 following the calendar year in which you would have reached age 72 if still alive. Alternatively, a Beneficiary who is also an Eligible Spouse, may roll your account balance over to his or her own qualified plan or 403(b) plan or to his or her own eligible IRA.

(d) Special Rule for Beneficiaries that are Not Individuals.    If your Beneficiary is not an individual, such as your estate or certain types of trusts, we must pay the entire death benefit to the Beneficiary by December 31 of the calendar year that is five calendar years after your death. However, if you die after reaching your Required Beginning Date, the Beneficiary is limited to distributions made over your remaining life expectancy.

A Beneficiary under more than one 403(b) plan may take withdrawals from one or more such plans, in accordance with applicable IRS regulations, if permitted by the Plan.

Death Benefit After Annuity Commencement Date

If you (and your joint Annuitant if the form is a joint annuity) were to die on or after the Annuity Commencement Date and annuity payments have begun, your Beneficiary will receive the benefit (if any) provided by the form of annuity under which Annuity Payments were due. If you elect a form of annuity that does not provide for a certain period or full cash refund, then no payments or death benefit will be due following the death of the Annuitant (and the joint Annuitant, as applicable) after the Annuity Commencement Date.

Evidence of Survival.    When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person’s survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us. If satisfactory evidence of survival is not received by us within 30 days following our request for it, we may suspend benefit payments until such evidence is received.

Misstatement of Information.    If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.

If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or charge interest on overpayments, at the effective rate set forth in the Contract or as may be required under state insurance law provisions.

Information and Determination.    Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. A Contractholder should report to us any determination that the Contractholder or employer makes pursuant to the terms of the Plan. We may rely on reports and other information furnished by Contractholders, employers or Participants and are not obligated to inquire as to the accuracy or completeness of such reports and information.

Non-Alienation of Benefits.    To the extent permitted by law (a) no amount payable with respect to you may be subject to alienation, attachment, garnishment, levy (other than a federal tax levy or a Qualified Domestic Relations Order), execution, or other legal or equitable process, and (b) no such amount will in any way be subject to any legal process that would subject it to the payment of any claim against you or a Beneficiary.

PURCHASES AND CONTRACT VALUE

Purchase of a Contract; Participation

403(b) Thrift Contracts.    A 403(b) Thrift Plan Contractholder must be a tax-exempt organization under Section 501(c)(3) of the Code or an eligible public school or college, or an association that represents such a tax-exempt organization or eligible public school or college or its employees. The Contract must fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code.

401(a) Thrift Contracts and 401(k) Plans.    A 401(a) Thrift Contractholder or a 401(k) plan Contractholder must be an employer, an employee association or a trust for one or more employers, that has adopted a retirement plan qualifying for special federal income tax treatment under Section 401(a) of the Code.

Participation.    Each Plan specifies the eligibility requirements for an employee’s participation, which may include requirements for minimum age or years of service or allow entry into the Plan only on specified dates. We or the Plan may require you to execute agreements and applications on prescribed forms, including a salary reduction agreement or payroll deduction agreement with the Employer. The Plan may require that you be automatically enrolled if you fail to make an affirmative election to opt out of participation in the Plan by a specified date. In that event, the Employer (or third party administrator, where applicable) would provide advance written notice with respect to the automatic enrollment provision, including the date that Contributions were to commence and the default investment funds to which Contributions would be applied in the event that an affirmative election or allocation instructions have not been provided.

Acceptance of Plan Asset Transfers.    A Plan Asset Transfer is a transfer to the Company on behalf of the Plan of assets held for the Plan by another financial institution. In connection with a Plan Asset Transfer, we require that the data transferred on behalf of the Plan by the Plan recordkeeper be in a format acceptable to us. We will effectuate transactions under the Contract when we have received a Complete Order (see “Definitions We Use in this Prospectus” for a definition of Complete Order). For a Plan Asset Transfer that we determine is not a Complete Order, we will seek to obtain the necessary information for the transaction to be a Complete Order so the Plan Asset Transfer can be applied as an allocated Contribution under the Contract.

In order to allocate the proper portion of the Plan Asset Transfer to each individual Participant’s account and invest it under the Contract, we must receive a Complete Order. At the direction of the Employer, a Plan Asset Transfer that is not a Complete Order will be held in a non-interest bearing bank account for a short period of time. When we obtain the necessary information required for the Plan Asset Transfer to constitute a Complete Order, we will transfer the Plan Asset Transfer from the non-interest bearing bank account to the Contract as an allocated Contribution and allocate the appropriate amounts to each individual Participant’s account under the Contract and to the investment alternatives available under the Contract as directed. If we do not obtain the necessary information within a reasonable period of time, not to exceed 45 calendar days, we will return the Plan Asset Transfer assets to the Plan trustee, if any, or otherwise to the financial institution designated by the Employer.

Customer Identification

We will require information from you or the Contractholder necessary to properly identify owners of Contracts as required by the USA PATRIOT Act of 2001 and other applicable laws and regulations.

In order to comply with federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Contribution or issue a Contract or effect subsequent transactions, including accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Confirmation Statements to Participants

We will send you a confirmation statement each time you change your allocation instructions (except that we will not send one for allocation instruction changes via our website); we receive a new Contribution from or for you, you transfer any portion of your Account Value among the Investment Alternatives; a change occurs in the number of Accumulation Units and a change occurs in Accumulation Unit Values attributable to your plan becoming, or ceasing to be, eligible for the Reduced Fee, or you make a withdrawal. A confirmation statement for a new Contribution or a change in the number of Accumulation Units and a change in Accumulation Unit Values attributable to your plan becoming, or ceasing to be, eligible for the Reduced Fee may be part of your next quarterly (or monthly, if applicable) account statement. You should promptly report to us any error in a confirmation statement or quarterly statement. Please report any such error within 30 days after the date of the confirmation or the end of the period covered by the quarterly statement for correction.

Payment of Contributions

Your Contributions, if permitted by the Plan, are from:

•	salary reduction arrangements (pre-tax) under a 403(b) Thrift Contract or 401(k) Contract;

•	payroll deductions (after-tax) under a 401(a) Thrift Plan;

•	transfers from other contracts but only from a provider specifically identified in a 403(b) Plan (transfers while you are actively employed from a provider not specified in the Plan are prohibited; or

•	Designated Roth Contributions under a 403(b) Thrift Contract or 401(k) Contract, if permitted by your Plan.

In addition to making Contributions by salary reduction or by a single sum transfer from a tax deferred annuity arrangement maintained under Section 403(b)(1) or 403(b)(7) of the Code, you may make Contributions by rollover of eligible distributions from eligible retirement plans if your Employer’s Plan accepts rollover contributions. Rollovers of amounts attributable to Designated Roth Contributions will be maintained in a separate Designated Roth Rollover Account. Amounts that you roll over will not be subject to the limitations on the amount of Contributions from salary reduction permitted during a tax year.

We maintain the following separate account balances to record Contributions and earnings (or losses):

•	Employee Contribution Account

•	Employer Contribution Account

•	Rollover Contribution Account

•	Designated Roth Account

•	Designated Roth Rollover Account

Amounts you roll over to a Contract and any earnings thereon will generally not be subject to restrictions under the Contract applicable to salary reduction Contributions, other than spousal consent restrictions (if applicable). See “Penalty Taxes for Premature Withdrawals” under “Taxes.”

When we issue a Contract to an Employer, the Employer sends Contributions directly to us. If a Plan provides for a trust, we issue a Contract to the Plan trustees and the Employer sends Contributions to the trustees, who then send us trust assets (the amount of the Contributions). An Employer (or trustees) sends to us Contributions on behalf of Participants, as follows:

•

The Employer must remit to us (or to trustees of the Plan, if any) your Contributions as soon as administratively feasible but no later than 15 days after the end of the month in which the Employer collected the Contributions by salary reduction or payroll deduction.

•

An Employer (or trustees) may remit to us on your behalf an amount, in a single sum, that arises from a transfer from any Plan the Employer maintains, as long as the transfer is permitted by applicable law and the Contract.

•

Remittances to us of the Employer Contribution (if any) generally must be made as required by the Plan and permitted by the Code. An Employer Contribution on your behalf may be subject to a vesting schedule specified in the Plan. An Employer Contribution, if made, are either:

•	“matching,” with the Employer contributing a fixed percentage, such as 25%, 50% or 100%, of all or a portion of your Contribution (up to a specified amount), or

•	“nonmatching,” in an amount the Employer determines, as limited by the Plan and the Code.

The Employer or trustees may make contributions by check, wire transfer or electronic funds transfer. Contributions made by check should be sent to: Mutual of America, P.O. Box 70249, Philadelphia, PA 19176-0249. To obtain complete details and instructions regarding wire transfers please contact your Regional Office. You can obtain the address for your Regional Office by calling our toll-free number 800.468.3785 or by visiting our website at www.mutualofamerica.com.

We will only accept Contributions for you for the time prior to your termination of participation under a Contract or prior to the discontinuance of the Contract.

Limits on Contributions

Federal tax law limits Participants’ and Employers’ Contributions. If you or your Employer makes any Contributions in excess of the permitted amounts, then

•	you or your Employer may be subject to tax penalties,

•	the excess may be treated as a forfeiture, and/or

•	the Plan may have to correct the overpayment by distributing the excess Contribution, resulting in taxable income to you. See “Taxes.”

Limits for 403(b) Thrift Plans.    Except for a limited catch-up provision, the maximum amount that a Participant may contribute generally is $19,500 for 2021 (indexed for inflation in later years). If the Employer’s Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional Contribution of up to $6,500 for 2021 (indexed for inflation in later years). These limits on voluntary Participant Contributions (or “elective deferrals”) include any amounts you designated as Designated Roth Contributions and are reduced by any other elective deferrals you make for the year to other employer retirement plans, including those of a different employer.

The total of your Contributions and the Employer Contribution on your behalf for a year cannot exceed the lesser of: (a) $58,000 for 2021 (indexed for inflation in later years), or (b) 100% of your compensation (before salary reduction contributions). Generally, if the Employer makes matching Contributions, additional limits apply to those matching Contributions as well.

The regulations require that, if both the special “catch-up” Contribution for employees with 15 or more years of service with certain employers (generally church Plans) and the “catch-up” Contribution for participants age 50 or older, are both available to the same Participant for the same calendar year, then the special “15-year catch-up” Contribution must be used first, before the “age-50 catch-up” Contribution can be used.

You should refer to Exclusion of Contributions from Gross Income, 403(b) Thrift Plan Contracts under “Taxes” in this Prospectus for a more detailed discussion of applicable federal tax law limits.

Limits for Thrift Plans under 401(a) and 401(k) Plans.    Your and your Employer’s total annual Contributions to all qualified defined contribution plans of that Employer generally are limited to the lesser of $58,000 for 2021(indexed for inflation in later years), or 100% of your annual compensation. If the Employer makes matching Contributions, additional limits apply to those matching Contributions as well. For Plans subject to Code Section 401(k), your Contributions are limited to $19,500 for 2021 (indexed for inflation in later years). If the Employer’s Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional Contribution of up to $6,500 for 2021 (indexed for inflation in later years). Additional limits may apply to your Contributions (other than to the additional Contribution permitted for those age 50 or older) based on the Contributions of all participating employees. These limits include any amounts you designate as Designated Roth Contributions and in addition, may be reduced by Contributions you make to other employer retirement plans.

For a Plan that is intended to meet the requirements as a SIMPLE 401(k) Plan, the limit for your Contributions is $13,500 for 2021 (indexed for inflation in later years), and the Employer is required to make Contributions at specified rates. This limit includes amounts you designate as Designated Roth Contributions. If the Employer’s Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional Contribution of up to $3,000 for 2021 (indexed for inflation in later years).

Your Account Value in the Subaccounts

Accumulation Unit Values for the Subaccounts

The Accumulation Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Subaccounts. You may obtain a copy of the Separate Account’s most recent annual financial statements by calling us at 800.468.3785.

Accumulation Units in Subaccounts

We use Accumulation Units to represent Account Values in each Subaccount. We separately value the Accumulation Unit for each Subaccount.

We determine your Account Value in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Subaccount by the Accumulation Unit value of that Subaccount at the end of the Valuation Day.

Investment experience by the Subaccounts does not impact the number of Accumulation Units credited to your Account Value. The value of an Accumulation Unit for a Subaccount, however, will change as a result of the Subaccount’s investment experience, in the manner described below.

Calculation of Accumulation Unit Values

We determine Accumulation Unit values for the Subaccounts as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Subaccount will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Subaccounts will reflect:

•	changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

•	Separate Account charges under the Contracts, with the annual rates calculated as a daily charge.

Accumulation Unit Values for Transactions

When you allocate Contributions to a Subaccount or transfer Account Value to a Subaccount, we credit Accumulation Units to your Account Value. When you withdraw or transfer Account Value from a Subaccount, we cancel Accumulation Units from your Account Value.

If the plan in which you are a participant becomes eligible for a Reduced Fee, on the date the plan becomes eligible, your Account Value in each Subaccount will be transferred to Accumulation

Units with the same total value that will be charged the Reduced Fee (“Reduced Fee Accumulation Units”). Similarly, if your plan ceases to be eligible for a Reduced Fee, on the date that plan becomes ineligible, we will transfer your Account Value to Accumulation Units with the same total value that will be charged the standard fees.

The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the deposit or a valid request in Complete Order. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day in the Valuation Period during which we receive a Complete Order (generally the close of the New York Stock Exchange on that day). If the request is a Complete Order, the amount available for withdrawal is the Account Value at the end of the Valuation Day that we receive (and approve, where required) the Complete Order. Deposits or Requests are deemed to be received by us if received prior to close of the New York Stock Exchange on a day that the New York Stock Exchange is open for trading, or on the next day the New York Stock Exchange is open for trading if they arrive on a day that the New York Stock Exchange is officially closed or following the close of the New York Stock Exchange on a day when it is open.

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Subaccount during the Valuation Period by the applicable Accumulation Unit value of the Subaccount for that Valuation Period.

Principal Underwriter

Mutual of America Securities LLC (“Securities LLC”), an indirect wholly-owned subsidiary of Mutual of America , located at 320 Park Avenue, New York, New York 10022, serves as principal underwriter for the Contracts. Securities LLC is registered with the Securities and Exchange Commission (SEC) as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives of Securities LLC.

OUR PAYMENT OF ACCOUNT VALUE TO YOU

Your right to withdraw your vested Account Value is restricted by federal tax law and the provisions of the applicable Plan. If you have the right to make withdrawals, you may withdraw all or a portion of your vested Account Value. If you are married, your Eligible Spouse usually must consent to any withdrawals. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available. We will take the amount of the withdrawal out of your account as instructed by you. The dollar amount of the withdrawal will reduce the Account Value and death benefit by the same dollar amount.

403(b) Thrift Plans and 401(k) Plans.    If you are under age 59 1⁄2, federal tax law provisions prohibit you from withdrawing the portion of your Account Value that is attributable to your own salary reduction Contributions and the earnings on those Contributions, except in certain circumstances, such as death, disability or termination of your employment. If you are under age 59 1⁄2 and meet certain conditions under the Code, you may be able to withdraw Contributions if you incur a financial hardship. For 403(b) Thrift Plans, hardship distributions cannot include earnings on Employee Contributions. In addition, none of these federal tax law restrictions on withdrawals apply to any of your Contributions made to a 403(b) Thrift Plan before 1989 and earnings on your Contributions credited before 1989.

An Employer’s Plan may impose restrictions on your ability to withdraw your Contributions or the Employer Contribution, or both, which are in addition to the federal tax law restrictions. For example, a Plan may prohibit you from making any withdrawals until you terminate employment, or until you have reached age 59 1/2 or completed 5 years of participation in the Plan. If an Employer’s Plan permits you to withdraw the Employer Contribution before you terminate employment, you may not withdraw any of the Employer Contribution and earnings thereon that are not fully vested to you.

401(a) Plans and Contracts.    Federal tax law provisions permit you to withdraw your vested Account Value if your Employer’s Plan is a profit-sharing plan and does not permit you to make before-tax Contributions. The withdrawal rules for other 401(a) Thrift Plans are generally the same as the 401(k) rules described above (except that there are no salary reduction Contributions). If your Employer’s Plan is a defined contribution pension Plan (not a profit-sharing plan), then you may not withdraw your vested Account Value until you terminate employment with the Employer, subject to the provisions of the Plan.

An Employer’s Plan may impose restrictions on withdrawals, such as prohibiting you from making any withdrawals until you terminate employment, or until you have reached age 59 1/2 or completed 5 years of participation in the Plan. If an Employer’s Plan permits you to withdraw the Employer Contribution before you terminate employment, you may not withdraw any of the Employer Contribution and earnings thereon that are not fully vested to you.

Single Sum Payment upon Termination of Employment.    Your Plan may provide that, if your vested Account Value is $1,000 or less (or a higher amount as may be permitted under provisions of the Plan and applicable laws) when you terminate employment with the Employer, we will pay your vested Account Value to you in a single sum payment.

Specified Payments Option.    If you have reached the age of 59 1/2 or you have terminated employment with your Employer and reached age 55 and you are permitted to make withdrawals under the Plan, you may elect to make partial withdrawals of your Account Value by telling us a set amount to be withdrawn each month, under our Specified Payments Option. You must specify an amount, which may not be less than $100, and must tell us the Investment Alternatives from which the withdrawals should be taken.

When you are receiving Specified Payments, you and your Employer may continue to make Contributions on your behalf. You also may transfer your Account Value among Investment Alternatives and make other withdrawals when receiving Specified Payments.

Specified Payments will continue until the earliest of:

•	your death;

•	our receipt of your written request to change or end the Specified Payments;

•	a decline in your Account Value (or your balance in any Investment Alternative designated for withdrawals) so that the remaining balance is not large enough to cover the next Specified Payment due; or

•	your Annuity Commencement Date.

If you are subject to the minimum distribution rules under the Code, you should ensure that the Specified Payments for the year equal or exceed your minimum required annual distribution. See “Minimum Required Distributions” under “Taxes.”

Income Tax Consequences.    You should consider the possible federal income tax consequences of any withdrawal, including withdrawals under the Specified Payments Option. You are taxed at ordinary income tax rates on the portion of the withdrawal that is taxable. A Thrift Plan Participant will not be taxed on the amount of any Contributions made with “after-tax” dollars, but there are special rules under the Code for determining whether a withdrawal, or portion of a withdrawal, will be considered a return to you of after-tax Contributions. Qualified distributions from a Designated Roth Account are not taxable (see “Taxes”).

Penalty Tax on Taxable Amount.    There is a 10% federal penalty tax on the taxable amount of your withdrawals, unless you have reached the age of 59 1⁄2, or under certain other circumstances (see Penalty Taxes for Premature Withdrawals” under “Taxes”).

When We May Postpone Payments

We will pay any amounts due from the Separate Account for a withdrawal (including a Specified Payments Option withdrawal), death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

•	The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the SEC; or

•	The SEC by order permits postponement for the protection of Participants; or

•

An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Additionally, we may postpone any payment from the Subaccount that is invested in the Mutual of America Investment Corporation Money Market Fund, in the event that the Money Market Fund temporarily suspends redemption of shares because the Money Market Fund’s liquidity has fallen below required minimums because of market conditions or other factors.

LOANS

To the extent your Employer’s Plan allows participant loans, you have the right to borrow using your Account Value as collateral security for the loan or, if your Employer’s Plan provides for loans to be made using a trust, you will withdraw the loan amount from your Account Value. Your Employer’s Plan may or may not permit loans to be taken from or secured by amounts held in a Designated Roth Account. The amount of the loan permitted is governed by the Code and the Contract terms.

A “trusteed loan,” or Uncollateralized Loan, is a loan made through the trustee of the Plan. A “non-trusteed loan” is a loan made directly to a participant. Non-trusteed loans require collateral, and may be referred to as Collateralized Loans. Collateralized Loans are loans for which security in the amount of 120% of the loan amount is required to be transferred into the General Account and held against repayment of the loan. Trusteed loans are uncollateralized (and may be referred to as Uncollateralized Loans) and the loan amount is withdrawn from the Account Value and is paid to the participant directly.

For Uncollateralized Loans, the application for the loan is generally submitted to a trustee or trustees appointed by your employer, who is responsible for the approval, administration and collection of loans to Participants in the employer’s Plan.

For Collateralized Loans, you are required to transfer an amount equal to 120% of the loan from the Separate Account to the General Account unless you already have allocated the necessary amount of your Account Value to the General Account to serve as collateral security for repayment of the loan. You must instruct us from which Investment Alternatives the transfer of collateral security, or the withdrawal for a trusteed loan, is to be made. We will not permit you to make withdrawals or transfers of the collateral amount while the loan is outstanding. There are no tax consequences to you from obtaining a loan, unless you do not make repayments when they are due. For a Collateralized Loan, you can only borrow to the extent that you have allocated a sum equal to 120% of the loan amount to the General Account. If you do not have 120% of the loan amount (in addition to sums already serving as collateral for other loans) in the General Account and do not allocate additional amounts to the General Account from your

Account Value allocated to other investment alternatives to achieve such 120%, you cannot borrow that loan amount. We do not transfer amounts to the General Account for purposes of satisfying the collateral requirement on your behalf unless we are instructed by you to transfer from other investment alternatives to the General Account.

The interest rate for a Collateralized Loan is 3% higher than the General Account interest rate credited to amounts held in the General Account as collateral security. For Collateralized Loans, you will pay interest on the loan, but the amount we hold in the General Account as collateral for your loan will accrue interest. The amount held in the General Account as collateral for a loan that is a Collateralized Loan may earn interest at a rate different and lower than the rates earned by other amounts in the General Account and the interest it earns may be lower than the returns of some or all of the Subaccounts.

For Uncollateralized Loans, the loan amount is withdrawn from your Account Value. The interest rate for an Uncollateralized Loan is the Prime Rate +1%, which you pay to your Account. As such, we do not receive any portion of the interest paid. For uncollateralized loans, where a Trustee has been appointed, (a) for loans repaid by payroll deduction we charge a non-refundable origination fee of $75.00 and a non-refundable annual fee of $15.00 per year and (b) for loans paid through Home Billing we charge a non-refundable origination fee of $350.00. The origination fees, and the annual fees through the stated maturity of an uncollateralized loan repaid by payroll deduction, are collected at the time the loan is originated and deducted from the loan proceeds. These fees are non-refundable and will not be returned if the loan is repaid in advance of the stated maturity date. The interest rate for each loan you take is determined at the time you take the loan and remains fixed for the life of that loan.

Payments of principal and interest that are not made by payroll deduction are due at least quarterly. The due dates for payments of principal and interest made by payroll deduction will be based on your employer’s payroll frequency.

Any loan shall be repaid within five years, except a loan used to purchase a primary residence of the Participant may be repaid over a period not to exceed ten years. Your repayment schedule will provide for substantially level amortization of the loan over the applicable period, which means that your payments will be substantially equal (subject to changes in the interest rate on your loan, if any). Your payments will be by payroll deduction in accordance with your payroll schedule or as otherwise permitted by the Code.

If you terminate your employment while a loan remains outstanding, you will be billed for your loan repayments. We will impose a late fee in the amount of the lesser of $15, or 5% of your payment, if your payment is not received within 30 days, which will be included in your next bill. Late fees only relate to home billing because repayment by payroll deduction ensures timely payment.

All Plans require authorization by the Employer or third party administrator, as applicable, for Participant loans.

Amounts borrowed in a Collateralized Loan or Uncollateralized Loan do not participate in the Subaccount investment experience. Loans, therefore, can affect the Account Value and death benefit whether or not the loan is repaid. Death benefit proceeds payable will be reduced by the amount of any outstanding Contract loan plus accrued interest.

ADMINISTRATIVE PROVISIONS

How to Make Allocation Changes, Transfers and Withdrawals

In Writing.    You must give instructions on our forms, and in accordance with our procedures, to change the allocations among Investment Alternatives for future Contributions, to transfer your Account Value among Investment Alternatives or to make withdrawals from your Account Value. Certain withdrawals require the written consent of the Eligible Spouse.

By Telephone or Internet.    You may call us at 800.468.3785 or visit our website at www.mutualofamerica.com to obtain information about your Account Value, to change the allocations among Investment Alternatives for future Contributions and to transfer your Account Value among Investment Alternatives. You will be required to use a password to access our website, and to provide your personal identification number (PIN) or identifying personal information to provide instructions by telephone. You may not use our toll-free number or website to place orders for the transfer of your Account Value to the Mutual of America Investment Corporation International Fund, the American Funds Insurance Series New World Fund, or the Vanguard Variable Insurance Fund International Portfolio (“Vanguard International Fund”) (together, these Funds may be referred to as the “International Funds”). Transfers into any of the International Funds can be made only in writing and by United States Postal Service (“U.S.P.S.”) regular mail to our Boca Raton Financial Transaction Processing Center. You may not make withdrawals by telephone or Internet.

Our Home Office, Processing Center and Regional Offices.    Our Home Office address is 320 Park Avenue, New York, New York 10022-6839. The address for our Withdrawal Processing Center, where withdrawals are processed and for our Financial Transaction Processing Center, where you may send requests for allocation changes or transfers among Investment Alternatives and written requests for transfer into any of the International Funds by U.S.P.S. regular mail, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. You may obtain the address of the Regional Office that provides services for your Contract by calling 800.468.3785 or by visiting our website at mutualofamerica.com.

Confirmation Statements.    We will send you confirmation statements (which may be part of your quarterly statements) for your allocation instruction changes, except when made via our website, and for Contributions by you or by your employer on your behalf, transfers of Account Value and withdrawals of Account Value. You must promptly notify us of any error in a confirmation statement.

Contacting Mutual of America.    Our Home Office address is:

Mutual of America Life Insurance Company

320 Park Avenue

New York, New York 10022-6839

You can obtain the address of your Regional Office by calling our toll-free number, 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.

Participants and Contractholders must send in writing all notices and elections required or permitted under the Contracts, except that you may give certain instructions by telephone or Internet, as described above.

Where You Should Direct Requests    You may request an allocation change or a transfer of Account Value among Investment Alternatives (except for transfers to any of the International Funds) by calling 800.468.3785, visiting our website at mutualofamerica.com, or sending your written request to our Financial Transaction Processing Center. You must send requests for transfer of Account Value to the International Funds or revocations of such requests by U.S.P.S. regular mail to our Financial Transaction Processing Center. The address is:

Mutual of America Life Insurance Company

Financial Transaction Processing Center

1150 Broken Sound Parkway NW

Boca Raton, FL 33487-3598

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you may make a withdrawal request by writing to our Withdrawal Processing Center, which you can call at 877.567.9662. Written requests to the Withdrawal Processing Center should be sent to:

Mutual of America Life Insurance Company

Withdrawal Processing Center

1150 Broken Sound Parkway NW

Boca Raton, FL 33487-3598

You should use our forms to submit written requests to us; incomplete, unclear or unsigned forms will be returned without action.

Assignment, Modification or Discontinuance of Contracts

Assignment of Contracts.    Contractholders and Participants may not assign or transfer a Contract or any rights under a Contract, except as otherwise required or permitted by law.

Modification of Contracts.    Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers signs a written agreement of the change or waiver.

We may change a Contract at any time by amendment or replacement, provided we give the Contractholder at least 60 days’ notice, without the consent of the Contractholder, any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change.

Discontinuance of a Contract.    A Contractholder, at its discretion, may discontinue a Contract as of the first of a month that is at least 30 days after we receive notice of the discontinuance. We may discontinue a Contract upon at least 31 days’ notice to the Contractholder, during which time the Contractholder may cure any remediable defaults, if (1) the Contractholder fails to remit payment of the Contractholder’s administrative charges within 31 days after payment is due; (2) the Contractholder fails to meet the requirements of the Contract or abide by the terms of the Contract; (3) the class of group annuity contracts to which the Contract belongs is discontinued by the Company; or (4) the Contractholder elects not to use the online retirement plan administration system provided by us or a subsidiary. For Contracts issued to 401(a) and 401(k) plans, we may also discontinue the Contract if a modification to the Contract is necessary in order to comply with federal or state requirements, including ERISA, and the Contractholder refuses to accept a modification of the Contract or a substantially similar contract offered by the Company that incorporates such modification. Additionally, the Company may discontinue the Contract without notification to the Contractholder if mail addressed to the Contractholder at the last address on record with the Company has been returned as undeliverable and the Contractholder has not provided the Company with a new address within 60 days of the date such mail is returned.

Impact of Discontinuance of a Contract.    Our discontinuance of a Contract will be effective as of a date we specify in writing that provides the Contractholder with at least 31 days’ advance notice in which to cure any remediable defaults, except that no such notice is required if mail to the Contractholder is returned as undeliverable.

Discontinuance of a Contract does not relieve the Contractholder of its obligations under the Contract or the Plan, and amounts accumulated for Participants will remain under the Contract. Upon discontinuance:

•	the Contractholder may not make any further Contributions,

•	all administrative services to the Contractholder shall terminate,

•

If requested by a Contractholder we may transfer to another insurance company or for 401(a) Thrift contracts, to a trustee of a trust established under the applicable Plan, or, for 403(b) Thrift Plans, to another financial institution that issues 403(b) Thrift Plan annuities or other permissible funding products, all amounts accumulated under the Contract in accordance with the discontinuance rules as described above. A transfer will require the consent of Participants in connection with 403(b) Thrift Plans, except that such consent is not required for Contracts issued to fund 403(b) Thrift Plans after January 1, 2009. Participant consent will not be required for an existing Contractholder under a Contract issued prior to January 1, 2009 that requests and accepts a rider to its Contract or a replacement Contract permitting transfers without the consent of Participants upon discontinuance, if the Contractholder meets our requirements, which may involve providing documents we request of all Contractholders with such rider. The transfer to another insurance company or financial institution will be made no later than 30 days (or later date requested by the Contractholder) after we have received a written request from the Contractholder for the transfer, provided we have been furnished with all information necessary to effect the transfer. A Plan may be terminated upon the distribution of all assets under the Plan. Existing Contractholders that have not been issued this rider may request the addition of such rider permitting transfers without the consent of participants and termination of the relevant Plan, if they meet our requirements, and

•

If provided by your Contract, under a plan to terminate the Plan the Contractholder may, subject to the terms of the Plan and the requirements of the Code, instruct us to distribute your Account Value to you in a lump sum or purchase paid-up annuity benefits for you. We will withdraw your Account Value and pay you the lump sum or purchase the paid-up annuity benefits within 30 days of the Valuation Day upon which we calculate your Account Value following such instructions.

Following a discontinuance for any of the reasons specified above, with regard to amounts that have not been withdrawn, each Participant whose assets have not been withdrawn can change allocations, make transfers and make full or partial withdrawals, but is not permitted to add assets.

Notice of Amendment and Option to Discontinue.    We will provide Contractholders with a written notice and an explanation concerning substantive amendments of the Contracts, including any amendments necessary to comply with federal or state law requirements, at least 60 days before the effective date of the amendment. A Contractholder may discontinue its Contract if it does not want to accept the amendments; however, any funds under a discontinued Contract that are not withdrawn remain subject to the Contract, as amended.

TAXES

For federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account’s operations.

Obtaining Tax Advice

The discussion below of the current federal tax status and consequences for Participants under the Contracts does not cover every situation and is for information purposes only. Tax provisions and regulations may change at any time. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to state and local taxes and state and local tax treatment may not conform to federal tax law. For these reasons, you or a Beneficiary should consult a qualified tax adviser for complete tax information before taking any actions that could have tax consequences.

Payments Under Annuity Contracts Generally

Section 72 of the Code describes the income taxation of payments under annuity contracts, either during the accumulation period or after the annuity commencement date. We intend that the provisions of Section 72 will apply to payments we make under the Contracts. The general rule is that you must receive a payment under a Plan in order to be subject to income taxation. You do not include in your gross income the interest and investment earnings we credit to your Account Value until you withdraw or otherwise receive such amounts. However, certain assignments or pledges of a Contract or loans under a Contract may be treated as a distribution and accelerate the taxability of investment earnings.

Under general tax rules, when you receive a Plan distribution or Annuity Payments, all or part of the payment will be taxable to you as ordinary income. An important factor in determining the taxable portion is whether you have an investment in the Contract, which generally is the amount of after-tax Contributions that you have made and not previously withdrawn. The taxation of distributions from Designated Roth Accounts is determined separately from the taxation of your Employee Contribution Account and Rollover Contribution Account. In addition, qualified distributions from Designated Roth Accounts are not taxable.

A Participant in a 403(b) Thrift Plan will not have any investment in the Contract (unless the Participant has a Designated Roth Account or if the Participant has previously defaulted on a loan and received a deemed distribution). A Participant in a 401(a) or 401(k) Thrift Plan may have an investment in the Contract, depending on whether the Plan provides for after-tax Contributions or the Participant has a Designated Roth Account (or if the Participant has previously defaulted on a loan and received a deemed distribution).

The following are general concepts, applicable for the discussion below about specific types of distributions.

•	If you do not have an investment in the Contract, you must include in gross income the entire amount received during the tax year.

•	If you do have an investment in the Contract, you may be able to exclude from gross income a portion of the Annuity Payments or other distribution received.

•

The amount you may exclude from gross income each year represents a partial return of your Contributions, if any, that you made with after-tax dollars (i.e., Contributions that you did not deduct or exclude from gross income for the tax year when the Contributions were made).

•

The simplified method is used to determine the percentage of Annuity Payments that you may exclude from gross income for a tax year. The percentage you may exclude is calculated by dividing your investment in the Contract by your total anticipated payments from the Contract.

Withdrawals.    When you withdraw a portion of your Account Value, under 403(b) and 401(k) Contracts, Rollover Contributions are withdrawn first, vested Employer Contributions are withdrawn next and then Contributions made by the Employee. Under 401(a) Contracts, Rollover Contributions are withdrawn first, then after tax Employee Contributions are withdrawn on a pro rata basis and then Employer Contributions. If you receive amounts (that are not Annuity Payments) under a Contract when you have an investment in the Contract, you generally may exclude a portion of the payments from gross income. You may exclude from gross income an amount determined by dividing your investment in the Contract by your vested Account Value as of the date of the distribution. The Internal Revenue Service may indicate another date for valuing Account Values for this purpose.

Single Sum Payments.    If you receive a single sum payment of the Account Value, you must include in gross income, for the tax year in which you receive the payment, the difference between the amount of the payment and your investment in the Contract, if any. Special income tax treatment may be available if a payment constitutes a “lump sum distribution” made from a retirement plan meeting the requirements of Section 401(a) of the Code.

Annuity Payments.    If you begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the simplified method to determine the amount to exclude from gross income for the tax year of the distribution.

The simplified method continues to apply until you recover the investment in the Contract. After that time, you will have to include the full amount of each Annuity Payment in gross income for each taxable year. If your death occurs before you have recovered the investment in the Contract, the unrecovered amount may either be deducted on the final income tax return for your last taxable year or by the Beneficiary.

Special Treatment for Designated Roth Contributions.    If permitted by your Plan, you may irrevocably designate a Contribution as a Designated Roth Contribution, to be deposited into a Designated Roth Account. While a Designated Roth Contribution is not excludable from your gross income when made, a qualified distribution from a Designated Roth Account is not includible in your gross income when distributed.

A qualified distribution is generally a distribution made:

1.	After the end of the five-year period beginning with the year in which you first made a contribution to any Designated Roth Account under the Plan; and

2.	In one of the following circumstances:

a.	You are age 59 1⁄2 or older, or

b.	You have died or become disabled.

A deemed distribution due to your default on a loan from your Designated Roth Account is not a qualified distribution, even if it otherwise meets these requirements.

The taxable portion of any distribution from a Designated Roth Account that is not a qualified distribution will be determined by applying the general tax concepts described above as if your Designated Roth Account were a separate contract, (i.e., by dividing your investment in the contract) by your Designated Roth Account balance as of the date of the distribution.

Penalty Taxes for Premature Withdrawals

In addition to ordinary income taxation, Section 72 of the Code imposes a penalty tax on your premature withdrawals, which are withdrawals before you have reached age 59 1⁄2. This penalty tax is equal to 10% of the amount of the premature withdrawal that you include in gross income.

In general, the taxable amount of a withdrawal before you reach age 59 1⁄2 is not subject to a penalty tax if:

1.	You have died or become disabled;

2.	The withdrawals are Annuity Payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary;

3.

The withdrawals are to pay your medical expenses or those of your spouse or dependents, if the medical expenses would be deductible by you for federal income tax purposes. (generally, a taxpayer may deduct medical expenses if they are not covered by health insurance or otherwise reimbursed and they exceed 10% of the taxpayer’s adjusted gross income);

4.	You ended your employment with the Employer during or after the year you attained age 55;

5.	You have opted out of participation in a Plan that provides for automatic enrollment within 90 days of your first automatic deferral; or

6.	You take a qualified birth or adoption distribution.

There may be additional exceptions available in certain circumstances, and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Exclusion of Contributions from Gross Income

403(b) Thrift Plan Contracts.    We offer the Contract for Thrift Plans designed to meet the requirements of Section 403(b) of the Code. Under Section 403(b), Participants who are employees of public schools and organizations that are exempt from tax under Section 501(c)(3) of the Code may exclude from their gross income the Contributions applied to purchase annuity contracts on their behalf. This exclusion is subject to the following limits:

•	The aggregate Contributions per year for each employee cannot exceed the contribution limitation in Section 415(c) of the Code.

•	If you make Contributions under a salary reduction agreement, an additional limitation contained in Section 402(g) of the Code is applicable.

Contributions that you may exclude usually are limited to the smaller amount under these provisions. In general, the limitations are as follows:

•	The Contributions to the Plan cannot exceed the lesser of $58,000 for 2021 (indexed for inflation in later years), or 100% of your includable compensation (before salary reduction contributions);

•

Your contributions through salary reduction may not exceed $19,500 for 2021 (indexed for inflation in subsequent years). A special “catch-up” contribution, available to employees with 15 or more years of service with the same Employer who have not made maximum contributions in prior years, may increase that amount by up to $3,000 per year, to a maximum life-time “catch-up” of $15,000. If the Employer’s Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $6,500 for 2021 (indexed for inflation in later years). Designated Roth Contributions and Contributions are combined to determine your annual contribution amounts.

Designated Roth Contributions are not excludable from your gross income.

401(a) Thrift Plan Contracts and 401(k) Plans.    You may not exclude or deduct Contributions from your gross income, unless your Plan is subject to Code Section 401(k). For 401(k) plans, you may exclude from gross income your salary reduction Contributions of up to $19,500 for 2021 (indexed for inflation in subsequent years). If the Employer’s Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $6,500 for 2021 (indexed for inflation in later years). For SIMPLE 401(k) Plans, that Participant Contribution limit is reduced to $13,500 for 2021 and indexed for inflation in later years. If the Employer’s Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $3,000 for 2021 (indexed for inflation in later years). Designated Roth Contributions are included in these limits.

The total amount of Contributions made by you and by the Employer on your behalf for any year is limited to the lesser of $58,000 for 2021 (indexed for inflation in later years) or 100% of your includable compensation (but before any salary reduction contributions that are excludable from gross income).

Contributions by or for you to other employer retirement plans may reduce the above limits for you.

Designated Roth Contributions are not excludable from your gross income.

Minimum Required Distributions

The Code contains a series of rules that require you (or your Beneficiary) to take minimum distributions beginning at a certain time (called the “Required Beginning Date”) under any of the

Plans for which we issue Contracts. For Plans subject to Code Section 403(b), you may take the required amount from a Contract we have issued, or from other contracts of the same type that you own.

You generally must begin taking distributions of Account Value by April 1 of the year following the year you reach age 72, unless you are still employed (subject to certain restrictions if you own 5% or more of the Plan Sponsor). A Plan, however, may require you, if you are still employed, to begin receiving minimum distributions at age 72. If you reached age 70 1⁄2 during a year prior to 2020, you were required to begin taking distributions of Account Value by April 1 of the year following the year you reached age 70 1⁄2. However, the Coronavirus Aid, Relief, and Economic Security (CARES) Act waived all minimum required distributions for 2020.

We will provide explanatory information to Participants before their Required Beginning Dates. If, in any year, you do not satisfy the minimum distribution requirements, you may owe a penalty tax equal to 50% of the difference between the required minimum and the actual amount you withdrew in that year. In addition, the Plan may make the minimum payment to you without your consent.

Federal tax law provisions concerning distributions upon the death of a Participant may reduce the period over which a Beneficiary may take or defer receipt of the death benefit.

Federal Estate Taxes

The death benefit payable to your Beneficiary is included in your estate for federal estate tax purposes, except in limited circumstances. See “Obtaining Tax Advice” under “Taxes.”

A Beneficiary generally will not receive a “stepped-up basis” for the increase in value under your Contract over the amount of your Contributions. The gain under a Contract is called “income in respect of a decedent” (IRD), and the Beneficiary may owe income tax at ordinary income rates on the IRD when the Beneficiary receives the death benefit. See “Obtaining Tax Advice” under “Taxes.” If your estate pays any estate tax on the death benefit, the Beneficiary may be able to credit the estate tax paid against the income tax the Beneficiary owes.

A Beneficiary should consult a tax adviser for a complete explanation of the rules that will apply to the Beneficiary’s particular situation.

Withholding on Annuity Payments and Other Distributions

We are required to withhold federal income tax on Annuity Payments and other distributions, such as single sum distributions or withdrawals. In addition, certain states require us to withhold if federal withholding is applicable. In some instances, you may elect to have us not withhold federal income tax.

Most withdrawals are subject to mandatory automatic 20% federal income tax withholding for any eligible rollover distribution unless you elect to have us pay the withdrawal directly, as a federal income tax-free rollover, to another eligible plan or an IRA. The same rules generally apply to payments of death benefits to a Beneficiary, or to payments to a spouse or former spouse in connection with a divorce or separation decree or court order. A direct rollover to an IRA by a surviving spouse Beneficiary, or a direct transfer to an inherited IRA by a non-spouse Beneficiary, is not subject to federal income tax withholding. For purposes of these withholding and rollover rules, a “spouse” means only a spouse recognized under federal law.

The mandatory 20% tax withholding also does not apply to any distribution that is:

•

one of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary, or a specified period of 10 years or more,

•	a minimum distribution required under Section 401(a)(9) of the Code,

•	a hardship withdrawal if permitted by the Plan,

•	a qualified distribution from a Designated Roth Account, or

•	a qualified birth or adoption distribution.

For all amounts not subject to the mandatory 20% withholding, federal income tax is generally required to be withheld unless Participant elects not to have federal income tax withheld.

When you (or a Beneficiary) request withdrawals or Annuity Payments, we will give detailed information and advise you (or the Beneficiary) of possible elections to be made. Participants and Beneficiaries should carefully review information they receive from us.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds, which in our judgment are not likely to have a material adverse effect on the Separate Account, the ability of the Company to perform under its principal underwriting contract with the Separate Account, or the Company’s ability to meet its obligations under the Contracts. There are no legal proceedings pending to which the Separate Account is a party.

FINANCIAL STATEMENTS

The required financial statements for each of Mutual of America and the Separate Account appear in the Statement of Additional Information, which you can obtain from us free of charge.

APPENDIX A: UNDERLYING FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACTS

The following is a list of Underlying Funds available under the Contracts. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and are available on our website mutualofamerica.com/prospectus or you can request this information at no cost by calling 1-800-574-9267 or by sending an email to mutualofamerica@dfinsolutions.com.

The current expenses and performance information below reflects fee and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.

Updated performance information is available at: mutualofamerica.com/InvestmentPerformance/FundPerformance or you can request this information at no cost by calling 800.574.9267.

Type/Investment Objective	Underlying Fund	Current Expenses	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year
Equity Fund Seeks investment results that correspond to the investment performance of Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”**)	Equity Index Fund Adviser: Mutual of America Capital Management LLC
Equity Fund Seeks to outperform S&P 500® Index by investing in a diversified portfolio of primarily common stocks	All America Fund Adviser: Mutual of America Capital Management LLC
Equity Fund Seeks capital appreciation	Small Cap Value Fund Adviser: Mutual of America Capital Management LLC
Equity Fund Seeks capital appreciation	Small Cap Growth Fund Adviser: Mutual of America Capital Management LLC
Equity Fund Seeks investment results that correspond to investment performance of S&P SmallCap 600® Index	Small Cap Equity Index Fund Adviser: Mutual of America Capital Management LLC

*

“Standard & Poor’s,” “S&P,” “S&P 500”, “S&P MidCap 400” and “S&P SmallCap 600” are trademarks of Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Mutual of America Investment Corporation’s Adviser. Standard & Poor’s does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund, Small Cap Equity Index Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

Type/Investment Objective	Underlying Fund	Current Expenses	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year
Equity Fund Seeks capital appreciation and, to a lesser extent, current income	Mid Cap Value Fund Adviser: Mutual of America Capital Management LLC
Equity Fund Seeks investment results that correspond to investment performance of S&P MidCap 400® Index	Mid-Cap Equity Index Fund Adviser: Mutual of America Capital Management LLC
Equity Fund Seeks capital appreciation	International Fund Adviser: Mutual of America Capital Management LLC
Equity Fund Seeks capital growth	American Century VP Capital Appreciation Fund Adviser: American Century Investment Management, Inc.
Equity Fund Long-term capital appreciation	American Funds Insurance Series New World Fund Adviser: Capital Research and Management Company.
Equity Fund Seeks capital appreciation	Delaware VIP® Small Cap Value Series Adviser: Delaware Management Company
Equity Fund Seeks to provide long-term growth of capital	DWS Capital Growth VIP Adviser: DWS Investment Management Americas Inc.

Equity Fund

Fund seeks reasonable income and will also consider potential for capital appreciation. Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity VIP Equity-Income Portfolio Adviser: Fidelity Management & Research Company Subadvisers: FMR Co., Inc. Other investment advisers assist FMR with foreign investments.

Type/Investment Objective	Underlying Fund	Current Expenses	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year
Equity Fund Seeks long-term capital appreciation	Fidelity VIP Contrafund® Portfolio Adviser: Fidelity Management & Research Company Subadvisers: FMR Co., Inc. Other investment advisers assist FMR with foreign investments.
Equity Fund Seeks long-term growth of capital	Fidelity VIP Mid Cap Portfolio Adviser: Fidelity Management & Research Company Subadvisers: FMR Co., Inc. Other investment advisers assist FMR with foreign investments.
Equity Fund Seeks long-term growth of capital	Goldman Sachs VIT Small Cap Equity Insights Fund Adviser: Goldman Sachs Asset Management, L.P,
Equity Fund Seeks long-term growth of capital and dividend income	Goldman Sachs VIT US Equity Insights Fund Adviser: Goldman Sachs Asset Management, L.P.
Equity Fund Seeks capital appreciation	Invesco V.I. Main Street Fund® Adviser: OFI Global Asset Management, Inc. Subadviser: OppenheimerFunds, Inc.

Type/Investment Objective	Underlying Fund	Current Expenses	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year
Equity Fund Seeks capital appreciation	MFS VIT III Mid Cap Value Portfolio Adviser: MFS
Equity Fund Seeks long-term growth of capital by investing primarily in securities of companies that meet Fund’s environmental, social and governance (ESG) criteria	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio Adviser: Neuberger Berman Investment Advisers LLC
Equity Fund	T. Rowe Price Blue Chip Growth Portfolio

Seeks to provide long-term capital growth with income as secondary objective	Adviser: T. Rowe Price Associates, Inc.
Equity Fund	Vanguard Variable Insurance Fund Diversified Value Portfolio®

Seeks to provide long-term capital appreciation and income	Advisers: Lazard Asset Management LLC and Hotchkis and Wiley Capital Management, LLC.
Equity Fund	Vanguard Variable Insurance Fund International Portfolio®

Seeks to provide long-term capital appreciation	Advisers: Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.
Equity Fund	Victory RS Small Cap Growth Equity VIP Series

Seeks to provide long-term capital growth	Adviser: Victory Capital Management Inc.

Type/Investment Objective	Underlying Fund	Current Expenses	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year
Real Estate Fund	Vanguard Variable Insurance Fund Real Estate Index Portfolio®

Seeks to provide a high level of income and moderate long-term capital appreciation by tracking performance of a benchmark index that measures performance of publicly traded equity REITs and other real estate-related investments	Adviser: The Vanguard Group, Inc.

Fixed Income Fund	Money Market Fund

Seeks current income to extent consistent with maintenance of liquidity, investment quality and stability of capital	Adviser: Mutual of America Capital Management LLC

Fixed Income Fund Primary investment objective is to produce a high level of current income with secondary investment objective to preserve shareholders’ capital.	Mid-Term Bond Fund Adviser: Mutual of America Capital Management LLC

Fixed Income Fund Seeks current income, with preservation of shareholders’ capital a secondary objective	Bond Fund Adviser: Mutual of America Capital Management LLC

Fixed Income	PIMCO Variable Insurance Trust Real Return Portfolio

Seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.	Adviser: Pacific Investment Management Company LLC.

Type/Investment Objective	Underlying Fund	Current Expenses	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year

Fixed Income Fund	Vanguard Variable Insurance Fund Total Bond Market Index Portfolio®

Seeks to track the performance of a broad, market-weighted bond index	Adviser: The Vanguard Group, Inc.

Balanced Fund Fund seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments.	Composite Fund Adviser: Mutual of America Capital Management LLC

Balanced Fund	Fidelity VIP Asset Manager Portfolio

Seeks to obtain high total return with reduced risk over the long term by allocating Fund assets among stocks, bonds, and short-term instruments	Adviser: Fidelity Management & Research Company Subadvisers: FMR Co., Inc. Other investment advisers assist FMR with foreign investments.

Balanced Fund Seeks to achieve competitive total return through actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity	Calvert VP SRI Balanced Portfolio Adviser: Calvert Research and Management.
Balanced Fund Seeks current income and, to a lesser extent, capital appreciation	Conservative Allocation Fund Adviser: Mutual of America Capital Management LLC
Balanced Fund Seeks capital appreciation and current income	Moderate Allocation Fund Adviser: Mutual of America Capital Management LLC

Type/Investment Objective	Underlying Fund	Current Expenses	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year
Balanced Fund Seeks capital appreciation and, to a lesser extent, current income	Aggressive Allocation Fund Adviser: Mutual of America Capital Management LLC
Balanced Funds Seeks current income consistent with preservation of capital and, to a lesser extent, capital appreciation	Retirement Income Fund Adviser: Mutual of America Capital Management LLC
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	2015 Retirement Fund Adviser: Mutual of America Capital Management LLC
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	2020 Retirement Fund Adviser: Mutual of America Capital Management LLC
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	2025 Retirement Fund Adviser: Mutual of America Capital Management LLC

Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	2030 Retirement Fund Adviser: Mutual of America Capital Management LLC
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	2035 Retirement Fund Adviser: Mutual of America Capital Management LLC

Type/Investment Objective	Underlying Fund	Current Expenses	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	2040 Retirement Fund Adviser: Mutual of America Capital Management LLC
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	2045 Retirement Fund Adviser: Mutual of America Capital Management LLC
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	2050 Retirement Fund Adviser: Mutual of America Capital Management LLC
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	2060 Retirement Fund Adviser: Mutual of America Capital Management LLC
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	2065 Retirement Fund Adviser: Mutual of America Capital Management LLC

APPENDIX B

GENERAL ACCOUNT OPERATIONS

This Appendix B provides more information about our General Account’s operations and the risks of allocating Contributions to the General Account compared to allocating Contributions to the Separate Account. Contributions held in our General Account may pose different risks to Participants and Plans than Contributions supported by assets of our Separate Account.

When a Participant or Plan allocates contributions to our General Account, the contributions are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of the General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts and variable accumulation annuity contracts (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Participants. Participants should consider our claims paying ability and financial strength when allocating amounts to the General Account.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Contracts held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Contracts and upon their termination. Members of Mutual of America’s senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

•	Reasonable classifications of different types of policies.

•

Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

•

The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combination with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

•

The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market conditions.

•	Compliance with applicable statutory and regulatory requirements.

•	Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of contracts without regard to when such amounts were deposited to our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. We reserve the right to change this credited rate at any time. The credited interest rate may not be less than the minimum rate, if any, set forth in your Contract. If we declare a credited interest rate higher than such minimum rate, if any, set forth in your Contract, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) for Participants are guaranteed by us. Amounts held for a Participant are payable in full upon the Participant’s request for transfer, payment, withdrawal or discontinuance, subject to Plan provisions, the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans under a Plan. Generally, Contractholders are provided with a written notice of any changes to the interest rates applicable to amounts in our General Account, prior to the implementation. The credited interest rate applicable to amounts in our General Account is indicated in Participants’ quarterly statements.

We determine the administrative charges, fees, expenses or other amounts (referred to as “administrative charges”) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Values maintained by Participants in the General Account and Subaccounts, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Contracts, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change the administrative charges. We also reserve the right to change the services we make available to Contractholders and Participants. We will provide written notices to Contractholders, and to Participants when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Participant’s quarterly statements reflect direct deductions from the Participant’s Account Value in the Separate Account or General Account. The Annual Pension Fund Report to Contractholders also reflects deductions and charges paid by the Contractholders.

A plan’s legal rights vary for contract amounts under our General Account and Separate Account. In general, we are subject to ERISA’s fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to plan participants or contractholders. ERISA requires insurers, in administering separate account assets that are subject to ERISA’s fiduciary rules, to act solely in the interest of a plan’s participants and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA’s fiduciary rules generally do not apply to assets held in the general account of an insurance company if the general account meets the definition of “guaranteed benefit policy” under Section 401(b)(2)(B) of ERISA. We believe that our General Account meets the definition of “guaranteed benefit policy,” and therefore assets held in our General Account are not “plan assets” under ERISA.

State regulation is typically more restrictive with respect to our General Account than our Separate Account. However, state insurance regulation may not provide the same level of protection to plan participants as ERISA regulation. In addition, our General Account contracts often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

MUTUAL OF AMERICA

SEPARATE ACCOUNT NO. 2

320 Park Avenue, New York, New York 10022-6839

You May Obtain More Information

Registration Statement. We have filed with the SEC a Registration Statement about this Contract and Separate Account No. 2. The Registration Statement includes this Prospectus, a Statement of Additional Information (the “SAI”), and exhibits.

Statement of Additional Information. The SAI contains additional information about this Contract, the Separate Account, and our operations. We incorporate the SAI into this Prospectus by reference.

How to Obtain the SAI and Reports. You may obtain a free copy of the SAI by:

•	writing to Mutual of America at 320 Park Avenue, New York, NY 10022-6839, or

•	calling 1-800-574-9267 and asking for Mutual of America.

You may obtain the SAI and other information free of charge through the Mutual of America Life Insurance Company website at http://www.mutualofamerica.com.

The SEC has an Internet website at http://www.sec.gov. You may obtain the Contract registration statement, including the SAI, through that SEC Internet site. You also may obtain copies of reports and other information about the Separate Account, upon your payment of a duplicating fee, by electronic request at this e-mail address: publicinfo@sec.gov.

Where to Direct Questions. To request other information about the Contracts, or to make investor inquiries about the Separate Account, you also can contact your registered representative at Mutual of America Life Securities LLC.

Investment Company Act of 1940 File Number 811-03996

Securities Act of 1933 Registration Number 33-11023

EDGAR Contract identifier 0000743415.

Prospectus dated May 1, 2021

STATEMENT OF ADDITIONAL INFORMATION

FOR

GROUP AND INDIVIDUAL VARIABLE ACCUMULATION ANNUITY CONTRACTS

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue

New York, New York 10022-6839

Through its

SEPARATE ACCOUNT NO. 2

This Statement of Additional Information (SAI) expands upon subjects we discuss in the current Prospectuses and Summary Prospectuses for the Contracts that we offer (“Contracts”).

You may obtain a copy of the Prospectus or Summary Prospectus, dated May 1, 2021, by calling 800.574.9267 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus, And You Should Read It In Conjunction With The Prospectus For The Contracts.

Dated: May 1, 2021

GENERAL INFORMATION

Mutual of America

Mutual of America Life Insurance Company (“Mutual of America,” or the “Company,” “we,” “us” or “our”) is a mutual life insurance company organized under the laws of the state of New York and we are authorized to transact business in 50 states and the District of Columbia. Our Home Office address is 320 Park Avenue, New York, New York 10022.

We were incorporated in 1945 as a non-profit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit organizations, not-for-profit organizations, their employees and individuals.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations, their employees and individuals. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2020, we had total assets, on a consolidated basis, of approximately $[23.7] billion. We are registered as an investment adviser under the Investment Advisers Act of 1940 for the limited purpose of providing investment allocation services to certain defined benefit pension plans. Mutual of America and its subsidiaries sometimes use the trade name Mutual of America Financial Group.

Our Separate Account

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The SEC does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACTS

The Prospectus discusses the principal risks associated with the Contracts, which include the financial risks associated with an investment in the Subaccounts and the Interest Accumulation Account, and that as designed to serve the pension, retirement or long-term savings needs, the Contracts are not designed to be source of ready liquidity. Some non-principal risks include, among other things:

•

Contribution limits. As discussed in the “Taxes” section of the Prospectus, an employee participating in certain tax-qualified defined contribution plans is subject to an annual contribution limit. Thus, the Contract is not an investment vehicle to which an employee can make unlimited Contributions (if such a feature were desired).

•

Low interest rates. The low interest rate environment that has persisted since 2008 has impacted annuities in several ways, including (a) low crediting rates for fixed general account products (like the Interest Accumulation Account) and (b) possible reductions to annuity purchase rates – thereby lowering annuity payments.

SERVICES

Expenses Paid by Third Parties

We currently receive reimbursements for administrative expenses and certain services from the investment advisers to certain of the Underlying Funds. We do not keep any of the reimbursements we receive, and we apply all of such reimbursements, to the extent received by us, to reduce the Separate Account Charge applicable to assets invested in those Subaccounts. Those reimbursements are described in detail in the Separate Account Charge Reduction – Reimbursement from Fidelity, MFS, PIMCO, T. Rowe Price, and Victory section of the Prospectus.

Service Providers

We hold title to the Separate Account’s assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Subaccounts. Mid-Atlantic Trust Company, located at 1251 Waterfront Place, Suite 510, Pittsburgh, PA 15222, provides trading and custodial services for the shares of the Underlying Funds owned by us. An affiliate of Mid Atlantic Trust Company calculates the daily unit values for the Subaccounts.

KPMG LLP, located at 345 Park Avenue, New York, NY 10022, is the independent registered public accounting firm of the Separate Account. They have served as the auditor of one or more of Mutual of America Life Insurance Company’s separate accounts since 2002. They have audited the accompanying statements of assets and liabilities of the subaccounts, each a subaccount comprising Mutual of America Separate Account No. 2 (the Subaccounts), as of December 31, 2020, the related statements of operations for the year or period listed, the statements of changes in net assets for each of the years or periods listed, and the related notes, including the financial highlights for each of the years or periods indicated (collectively, the financial statements).

PURCHASE OF SECURITIES BEING OFFERED

Information on purchase of the Contracts and exchange privileges between the subaccounts is set forth in the Prospectus. We do not charge a sales load in connection with sales of the Contract.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

UNDERWRITER

Mutual of America Securities LLC (“Securities LLC”), an indirect wholly-owned subsidiary of Mutual of America, located at 320 Park Avenue, New York, New York 10022, serves as principal underwriter for the Contracts. Securities LLC is registered with the Securities and Exchange Commission (SEC) as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives of Securities LLC.

We offer the Contracts for sale on a continuous basis through certain of our employees. Securities LLC has no employees, and all registered representatives of Securities LLC are employees of Mutual of America. Pursuant to a Distribution Agreement between Securities LLC and us, we cover the expenses incurred by Securities LLC to distribute the Contracts.

CALCULATION OF PERFORMANCE DATA

Money Market Fund

Regulations adopted by the SEC require us to disclose the current annualized yield of the Money Market Subaccount of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Mutual of America Investment Corporation Money Market Fund and the Mutual of America Variable Insurance Portfolios Money Market Portfolio or on their respective portfolio securities. This is called yield. The SEC also permits us to disclose the effective yield of the Money Market Subaccount of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Subaccount for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Subaccount of the Separate Account will be lower than the yield for the Mutual of America Investment Corporation Money Market Fund and the Mutual of America Variable Insurance Portfolios Money Market Portfolio, and can be negative.

From time to time, we will include quotations of the yield or performance of the Separate Account’s Money Market Subaccount in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.

Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B.

Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)365/7] – 1.

The Traditional IRA, Roth IRA, and Inherited IRA standard current yield of the Mutual of America Investment Corporation Money Market Subaccount of the Separate Account for the seven-day period ended December 31, 2020 was [0.35]%. The FPA standard current yield of the Mutual of America Variable Insurance Portfolios Money Market Portfolio Subaccount of the Separate Account for the seven-day period ended December 31, 2020 was [ ]%. All other contracts standard current yield of the Mutual of America Investment Corporation Money Market Subaccount of the Separate Account for the seven-day period ended December 31, 2020 was [-0.10]%. The Tier 1 Reduced Fee current yield of the Mutual of America Investment Corporation Money Market Subaccount of the Separate Account for the seven-day period ended December 31, 2020 was [1.02]%. The Tier 2 Reduced Fee current yield of the Mutual of America Investment Corporation Money Market Subaccount of the Separate Account for the seven-day period ended December 31, 2020 was [0.92]%. The Tier 3 Reduced Fee current yield of the Mutual of America Investment Corporation Money Market Subaccount of the Separate Account for the seven-day period ended December 31, 2020 was [0.80]%. The Tier 4 Reduced Fee current yield of the Mutual of America Investment Corporation Money Market Subaccount of the Separate Account for the seven-day period ended December 31, 2020 was

[0.65]%. The Tier 5 Reduced Fee current yield of the Mutual of America Investment Corporation Money Market Subaccount of the Separate Account for the seven-day period ended December 31, 2020 was [0.30]%. The Certain National Accounts—Tier 2 Reduced Fee current yield of the Mutual of America Investment Corporation Money Market Subaccount of the Separate Account for the seven-day period ended December 31, 2020 was [0.97]%. The Certain National Accounts—Tier 3 Reduced Fee current yield of the Mutual of America Investment Corporation Money Market Subaccount of the Separate Account for the seven-day period ended December 31, 2020 was [0.90]%. The Certain National Accounts—Tier 4 Reduced Fee current yield of the Mutual of America Investment Corporation Money Market Subaccount of the Separate Account for the seven-day period ended December 31, 2020 was [0.85]%. The Certain National Accounts—Tier 5 Reduced Fee current yield of the Mutual of America Investment Corporation Money Market Subaccount of the Separate Account for the seven-day period ended December 31, 2020 was [0.40]%. The VEC and Inactive Plan current yield of the Mutual of America Investment Corporation Money Market Subaccount of the Separate Account for the seven-day period ended December 31, 2020 was [-0.40]%.

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Subaccount of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund’s actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Mutual of America Investment Corporation Money Market Fund and the Mutual of America Variable Insurance Portfolios Money Market Portfolio, the types and quality of portfolio securities held by the Mutual of America Investment Corporation Money Market Fund and the Mutual of America Variable Insurance Portfolios Money Market Portfolio, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund’s figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Subaccounts Other Than Money Market

From time to time, we may include quotations of a Subaccount’s total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Subaccount is given. Total return quotations reflect changes in the price of a Subaccount’s units and assume that all dividends and capital gains distributions during the respective periods were reinvested in Subaccount units. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

T = (ERV/P)1/n – 1.

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Average Annual Total Returns (Traditional IRA, Roth IRA, and Inherited IRA

Standard Separate Account Annual Expenses) (a)

For the Periods Ended December 31, 2020 [update]

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Equity Index	30.14%	10.40%	12.12%	8.39%	02/05/93
Mutual of America Investment Corporation All America	27.21%	8.30%	10.82%	9.17%	01/01/85
Mutual of America Investment Corporation Small Cap Value	18.04%	3.96%	8.40%	6.35%	07/01/05
Mutual of America Investment Corporation Small Cap Growth	25.46%	6.58%	10.28%	7.15%	07/01/05
Mutual of America Investment Corporation Small Cap Equity Index	21.31%	N/A	N/A	0.49%	07/02/18
Mutual of America Investment Corporation Mid Cap Value	25.90%	6.01%	9.02%	6.23%	07/01/05
Mutual of America Investment Corporation Mid-Cap Equity Index	24.88%	7.74%	11.29%	8.37%	05/03/99
Mutual of America Investment Corporation Composite	18.30%	6.26%	7.53%	7.35%	01/01/85
Mutual of America Investment Corporation International	19.93%	4.63%	4.18%	0.60%	11/05/07
Mutual of America Investment Corporation Money Market	1.10%	(0.13)%	(0.73)%	2.50%	01/01/85
Mutual of America Investment Corporation Mid-Term Bond	5.09%	1.56%	2.08%	3.51%	02/05/93
Mutual of America Investment Corporation Bond	6.68%	2.21%	3.06%	5.47%	01/01/85
Mutual of America Investment Corporation Retirement Income	10.85%	3.77%	4.74%	4.15%	11/05/07
Mutual of America Investment Corporation 2015 Retirement	14.31%	4.91%	6.45%	4.64%	11/05/07
Mutual of America Investment Corporation 2020 Retirement	16.48%	5.57%	7.29%	4.99%	11/05/07
Mutual of America Investment Corporation 2025 Retirement	18.72%	6.27%	8.20%	5.40%	11/05/07
Mutual of America Investment Corporation 2030 Retirement	20.84%	6.80%	8.85%	5.80%	11/05/07
Mutual of America Investment Corporation 2035 Retirement	22.51%	7.20%	9.31%	5.85%	11/05/07
Mutual of America Investment Corporation 2040 Retirement	23.13%	7.21%	9.39%	5.92%	11/05/07
Mutual of America Investment Corporation 2045 Retirement	23.42%	7.21%	9.38%	5.86%	11/05/07
Mutual of America Investment Corporation 2050 Retirement	23.53%	7.18%	N/A	9.45%	10/01/12
Mutual of America Investment Corporation 2055 Retirement	23.28%	N/A	N/A	9.68%	10/01/16
Mutual of America Investment Corporation 2060 Retirement	23.41%	N/A	N/A	6.49%	07/02/18

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation 2065 Retirement	23.41%	N/A	N/A	6.49%	08/03/20
Mutual of America Investment Corporation Conservative Allocation	12.97%	4.38%	5.21%	4.54%	05/20/03
Mutual of America Investment Corporation Moderate Allocation	18.08%	6.11%	7.52%	6.33%	05/20/03
Mutual of America Investment Corporation Aggressive Allocation	21.65%	6.90%	9.10%	7.49%	05/20/03
Fidelity VIP Equity-Income	26.43%	7.40%	9.92%	7.25%	05/01/95
Fidelity VIP Asset Manager	17.31%	4.73%	6.24%	5.72%	05/01/95
Fidelity VIP Contrafund®	30.53%	9.30%	11.20%	9.73%	05/01/95
Fidelity Mid Cap	22.46%	6.16%	9.36%	7.86%	07/01/05
Vanguard VIF Diversified Value	24.57%	6.25%	9.16%	0.00%	07/01/05
Vanguard VIF International	30.04%	9.47%	7.53%	0.00%	07/01/05
Vanguard VIF Real Estate Index	27.65%	6.11%	N/A	8.19%	08/05/13
Vanguard VIF Total Bond Market Index	7.70%	N/A	N/A	5.85%	07/02/18
American Century VP Capital Appreciation	34.80%	9.70%	11.83%	8.37%	01/03/89
American Funds Insurance Series New World	29.51%	7.11%	N/A	5.20%	08/05/13
Calvert VP SRI Balanced	23.29%	6.34%	7.95%	5.93%	05/13/91
Delaware VIP Small Cap Value Series	N/A	N/A	N/A	8.80%	07/01/19
DWS Capital Growth VIP	35.91%	12.90%	13.03%	8.90%	01/03/89
Goldman Sachs VIT Small Cap Equity Insights	N/A	N/A	N/A	6.86%	07/01/19
Goldman Sachs VIT US Equity Insights	N/A	N/A	N/A	8.03%	07/01/19
MFS VIT III Mid Cap Value Portfolio	30.27%	N/A	N/A	9.49%	07/02/18
Neuberger Berman AMT Sustainable Equity	N/A	N/A	N/A	10.12%	07/01/19
Invesco V.I. Main Street Fund®	30.90%	9.29%	11.27%	7.41%	07/01/05
PIMCO VIT Real Return	7.74%	1.53%	N/A	1.09%	08/05/13
T. Rowe Price Blue Chip Growth	29.05%	14.12%	N/A	14.67%	08/05/13
Victory RS Small Cap Growth Equity VIP Series	N/A	N/A	N/A	4.80%	07/01/19

(a) Returns reflect the deduction of Separate Account Annual Expenses of 0.90%, excluding the $2 monthly charge. Returns between August 1, 2010 and September 30, 2016 reflect the deduction of Separate Account Annual Expenses of 1.20%. Returns prior to August 1, 2010 reflect the deduction of Separate Account Annual Expenses of 0.90%.

Average Annual Total Returns (FPA Standard Separate Account Annual Expenses) (b)

For the Periods Ended December 31, 2020 [update]

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Variable Insurance Portfolios Equity Index	30.14%	10.40%	12.12%	8.39%	02/05/93
Mutual of America Variable Insurance Portfolios All America	27.21%	8.30%	10.82%	9.17%	01/01/85
Mutual of America Variable Insurance Portfolios Small Cap Value	18.04%	3.96%	8.40%	6.35%	07/01/05
Mutual of America Variable Insurance Portfolios Small Cap Growth	25.46%	6.58%	10.28%	7.15%	07/01/05
Mutual of America Variable Insurance Portfolios Small Cap Equity Index	21.31%	N/A	N/A	0.49%	07/02/18
Mutual of America Variable Insurance Portfolios Mid Cap Value	25.90%	6.01%	9.02%	6.23%	07/01/05
Mutual of America Variable Insurance Portfolios Mid-Cap Equity Index	24.88%	7.74%	11.29%	8.37%	05/03/99
Mutual of America Variable Insurance Portfolios International	19.93%	4.63%	4.18%	0.60%	11/05/07
Mutual of America Variable Insurance Portfolios Money Market	1.10%	(0.13)%	(0.73)%	2.50%	01/01/85
Mutual of America Variable Insurance Portfolios Mid-Term Bond	5.09%	1.56%	2.08%	3.51%	02/05/93
Mutual of America Variable Insurance Portfolios Bond	6.68%	2.21%	3.06%	5.47%	01/01/85
Mutual of America Variable Insurance Portfolios Retirement Income	10.85%	3.77%	4.74%	4.15%	11/05/07
Mutual of America Variable Insurance Portfolios 2015 Retirement	14.31%	4.91%	6.45%	4.64%	11/05/07
Mutual of America Variable Insurance Portfolios 2020 Retirement	16.48%	5.57%	7.29%	4.99%	11/05/07
Mutual of America Variable Insurance Portfolios 2025 Retirement	18.72%	6.27%	8.20%	5.40%	11/05/07
Mutual of America Variable Insurance Portfolios 2030 Retirement	20.84%	6.80%	8.85%	5.80%	11/05/07

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Variable Insurance Portfolios 2035 Retirement	22.51%	7.20%	9.31%	5.85%	11/05/07
Mutual of America Variable Insurance Portfolios 2040 Retirement	23.13%	7.21%	9.39%	5.92%	11/05/07
Mutual of America Variable Insurance Portfolios 2045 Retirement	23.42%	7.21%	9.38%	5.86%	11/05/07
Mutual of America Variable Insurance Portfolios 2050 Retirement	23.53%	7.18%	N/A	9.45%	10/01/12
Mutual of America Variable Insurance Portfolios 2055 Retirement	23.28%	N/A	N/A	9.68%	10/01/16
Mutual of America Variable Insurance Portfolios 2060 Retirement	23.41%	N/A	N/A	6.49%	07/02/18
Mutual of America Variable Insurance Portfolios Conservative Allocation	12.97%	4.38%	5.21%	4.54%	05/20/03
Mutual of America Variable Insurance Portfolios Moderate Allocation	18.08%	6.11%	7.52%	6.33%	05/20/03
Mutual of America Variable Insurance Portfolios Aggressive Allocation	21.65%	6.90%	9.10%	7.49%	05/20/03
Fidelity VIP Equity-Income	26.43%	7.40%	9.92%	7.25%	05/01/95
Fidelity VIP Asset Manager	17.31%	4.73%	6.24%	5.72%	05/01/95
Fidelity VIP Contrafund®	30.53%	9.30%	11.20%	9.73%	05/01/95
Fidelity Mid Cap	22.46%	6.16%	9.36%	7.86%	07/01/05
Vanguard VIF Diversified Value	24.57%	6.25%	9.16%	0.00%	07/01/05
Vanguard VIF International	30.04%	9.47%	7.53%	0.00%	07/01/05
Vanguard VIF Real Estate Index	27.65%	6.11%	N/A	8.19%	08/05/13
Vanguard VIF Total Bond Market Index	7.70%	N/A	N/A	5.85%	07/02/18
American Century VP Capital Appreciation	34.80%	9.70%	11.83%	8.37%	01/03/89
American Funds Insurance Series New World	29.51%	7.11%	N/A	5.20%	08/05/13
Calvert VP SRI Balanced	23.29%	6.34%	7.95%	5.93%	05/13/91
Delaware VIP Small Cap Value Series	N/A	N/A	N/A	8.80%	07/01/19
DWS Capital Growth VIP	35.91%	12.90%	13.03%	8.90%	01/03/89
Goldman Sachs VIT Small Cap Equity Insights	N/A	N/A	N/A	6.86%	07/01/19
Goldman Sachs VIT US Equity Insights	N/A	N/A	N/A	8.03%	07/01/19

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
MFS VIT III Mid Cap Value Portfolio	30.27%	N/A	N/A	9.49%	07/02/18
Neuberger Berman AMT Sustainable Equity	N/A	N/A	N/A	10.12%	07/01/19
Invesco V.I. Main Street Fund®	30.90%	9.29%	11.27%	7.41%	07/01/05
PIMCO VIT Real Return	7.74%	1.53%	N/A	1.09%	08/05/13
T. Rowe Price Blue Chip Growth	29.05%	14.12%	N/A	14.67%	08/05/13
Victory RS Small Cap Growth Equity VIP Series	N/A	N/A	N/A	4.80%	07/01/19

(a) Returns reflect the deduction of Separate Account Annual Expenses of 0.90%, excluding the $2 monthly charge.

Average Annual Total Returns

(All Other Contracts Standard Separate Account Annual Expenses) (c)

For the Periods Ended December 31, 2020 [update]

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Equity Index	29.56%	10.11%	11.97%	8.33%	02/05/93
Mutual of America Investment Corporation All America	26.64%	8.01%	10.67%	9.13%	01/01/85
Mutual of America Investment Corporation Small Cap Value	17.51%	3.69%	8.26%	6.26%	07/01/05
Mutual of America Investment Corporation Small Cap Growth	24.89%	6.30%	10.13%	7.05%	07/01/05
Mutual of America Investment Corporation Small Cap Equity Index	20.76%	N/A	N/A	0.04%	07/02/18
Mutual of America Investment Corporation Mid Cap Value	25.33%	5.73%	8.87%	6.13%	07/01/05
Mutual of America Investment Corporation Mid-Cap Equity Index	24.32%	7.45%	11.14%	8.30%	05/03/99
Mutual of America Investment Corporation Composite	17.77%	5.97%	7.39%	7.14%	01/01/85
Mutual of America Investment Corporation International	19.39%	4.35%	4.04%	0.49%	11/05/07
Mutual of America Investment Corporation Money Market	0.65%	(0.40)%	(0.86)%	2.31%	01/01/85
Mutual of America Investment Corporation Mid-Term Bond	4.62%	1.28%	1.94%	3.46%	02/05/93
Mutual of America Investment Corporation Bond	6.20%	1.94%	2.92%	5.43%	01/01/85
Mutual of America Investment Corporation Retirement Income	10.35%	3.49%	4.60%	4.03%	11/05/07

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation 2015 Retirement	13.80%	4.63%	6.31%	4.52%	11/05/07
Mutual of America Investment Corporation 2020 Retirement	15.96%	5.29%	7.14%	4.87%	11/05/07
Mutual of America Investment Corporation 2025 Retirement	18.19%	5.99%	8.05%	5.29%	11/05/07
Mutual of America Investment Corporation 2030 Retirement	20.30%	6.51%	8.71%	5.68%	11/05/07
Mutual of America Investment Corporation 2035 Retirement	21.96%	6.91%	9.16%	5.73%	11/05/07
Mutual of America Investment Corporation 2040 Retirement	22.58%	6.92%	9.24%	5.81%	11/05/07
Mutual of America Investment Corporation 2045 Retirement	22.87%	6.93%	9.23%	5.75%	11/05/07
Mutual of America Investment Corporation 2050 Retirement	22.98%	6.89%	N/A	9.25%	10/01/12
Mutual of America Investment Corporation 2055 Retirement	22.73%	0.00%	N/A	9.23%	10/01/16
Mutual of America Investment Corporation 2060 Retirement	22.86%	N/A	N/A	6.01%	07/02/18
Mutual of America Investment Corporation 2065 Retirement	22.86%	N/A	N/A	6.01%	08/03/20
Mutual of America Investment Corporation Conservative Allocation	12.46%	4.10%	5.07%	4.46%	05/20/03
Mutual of America Investment Corporation Moderate Allocation	17.55%	5.83%	7.38%	6.24%	05/20/03
Mutual of America Investment Corporation Aggressive Allocation	21.10%	6.61%	8.96%	7.41%	05/20/03
Fidelity VIP Equity-Income	25.86%	7.11%	9.77%	7.19%	05/01/95
Fidelity VIP Asset Manager	16.78%	4.45%	6.10%	5.66%	05/01/95
Fidelity VIP Contrafund®	29.94%	9.01%	11.05%	9.67%	05/01/95
Fidelity Mid Cap	21.91%	5.87%	9.21%	7.76%	07/01/05
Vanguard VIF Diversified Value	24.01%	5.97%	9.01%	6.05%	07/01/05
Vanguard VIF International	29.46%	9.18%	7.38%	7.07%	07/01/05
Vanguard VIF Real Estate Index	27.08%	5.83%	N/A	7.96%	08/05/13

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Vanguard VIF Total Bond Market Index	7.22%	N/A	N/A	5.37%	07/02/18
American Century VP Capital Appreciation	34.19%	9.41%	11.68%	8.32%	01/03/89
American Funds Insurance Series New World	28.93%	6.82%	N/A	4.98%	08/05/13
Calvert VP SRI Balanced	22.74%	6.06%	7.80%	5.88%	05/13/91
Delaware VIP Small Cap Value Series	N/A	N/A	N/A	8.55%	07/01/19
DWS Capital Growth VIP	35.30%	12.60%	12.88%	8.86%	01/03/89
Goldman Sachs VIT Small Cap Equity Insights	N/A	N/A	N/A	6.61%	07/01/19
Goldman Sachs VIT US Equity Insights	N/A	N/A	N/A	7.79%	07/01/19
MFS VIT III Mid Cap Value	29.68%	N/A	N/A	9.00%	07/02/18
Neuberger Berman AMT Sustainable Equity	N/A	N/A	N/A	9.87%	07/01/19
Invesco V.I. Main Street Fund	30.31%	9.00%	11.13%	7.31%	07/01/05
PIMCO VIT Real Return	7.26%	1.26%	N/A	0.87%	08/05/13
T. Rowe Price Blue Chip Growth	28.47%	13.82%	N/A	14.43%	08/05/13
Victory RS Small Cap Growth Equity VIP Series	N/A	N/A	N/A	4.56%	07/01/19

(c) Returns reflect the deduction of Separate Account Annual Expenses of 1.35%, excluding the $2 monthly charge. Returns between August 1, 2010 and June 30, 2017 reflect the deduction of Separate Account Annual Expenses of 1.20%. Returns prior to August 1, 2010 reflect the deduction of Separate Account Annual Expenses of 0.90%

Average Annual Total Returns (Tier 1 Reduced Separate Account Annual Expenses (d)

For the Periods Ended December 31, 2020 [update]

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Equity Index	30.99%	11.17%	12.88%	8.73%	02/05/93
Mutual of America Investment Corporation All America	28.04%	9.04%	11.57%	9.44%	01/01/85
Mutual of America Investment Corporation Small Cap Value	18.81%	4.68%	9.14%	6.98%	07/01/05
Mutual of America Investment Corporation Small Cap Growth	26.28%	7.32%	11.03%	7.78%	07/01/05
Mutual of America Investment Corporation Small Cap Equity Index	22.10%	N/A	N/A	1.15%	07/02/18
Mutual of America Investment Corporation Mid Cap Value	26.72%	6.75%	9.76%	6.86%	07/01/05
Mutual of America Investment Corporation Mid-Cap Equity Index	25.69%	8.48%	12.04%	8.82%	05/03/99

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Composite	19.07%	6.99%	8.26%	7.61%	01/01/85
Mutual of America Investment Corporation International	20.71%	5.35%	4.88%	1.24%	11/05/07
Mutual of America Investment Corporation Money Market	1.76%	0.56%	(0.05)%	2.76%	01/01/85
Mutual of America Investment Corporation Mid-Term Bond	5.77%	2.26%	2.77%	3.84%	02/05/93
Mutual of America Investment Corporation Bond	7.38%	2.92%	3.76%	5.73%	01/01/85
Mutual of America Investment Corporation Retirement Income	11.57%	4.49%	5.45%	4.80%	11/05/07
Mutual of America Investment Corporation 2015 Retirement	15.06%	5.63%	7.18%	5.30%	11/05/07
Mutual of America Investment Corporation 2020 Retirement	17.24%	6.30%	8.01%	5.65%	11/05/07
Mutual of America Investment Corporation 2025 Retirement	19.50%	7.00%	8.93%	6.07%	11/05/07
Mutual of America Investment Corporation 2030 Retirement	21.63%	7.53%	9.59%	6.46%	11/05/07
Mutual of America Investment Corporation 2035 Retirement	23.31%	7.94%	10.05%	6.51%	11/05/07
Mutual of America Investment Corporation 2040 Retirement	23.94%	7.95%	10.13%	6.59%	11/05/07
Mutual of America Investment Corporation 2045 Retirement	24.23%	7.95%	10.12%	6.53%	11/05/07
Mutual of America Investment Corporation 2050 Retirement	24.34%	7.92%	N/A	10.23%	10/01/12
Mutual of America Investment Corporation 2055 Retirement	24.09%	N/A	N/A	10.37%	10/01/16
Mutual of America Investment Corporation 2060 Retirement	24.22%	N/A	N/A	7.19%	07/02/18
Mutual of America Investment Corporation 2065 Retirement	24.22%	N/A	N/A	7.19%	08/03/20
Mutual of America Investment Corporation Conservative Allocation	13.70%	5.10%	5.93%	5.08%	05/20/03
Mutual of America Investment Corporation Moderate Allocation	18.85%	6.84%	8.25%	6.88%	05/20/03
Mutual of America Investment Corporation Aggressive Allocation	22.44%	7.63%	9.84%	8.05%	05/20/03
Fidelity VIP Equity-Income	27.25%	8.14%	10.66%	7.62%	05/01/95
Fidelity VIP Asset Manager	18.07%	5.45%	6.96%	6.08%	05/01/95
Fidelity VIP Contrafund	31.38%	10.06%	11.95%	10.11%	05/01/95
Fidelity VIP Mid Cap	23.26%	6.89%	10.10%	8.49%	07/01/05
Vanguard VIF Diversified Value	25.38%	6.99%	9.90%	6.77%	07/01/05
Vanguard VIF International	30.89%	10.23%	8.26%	7.80%	07/01/05

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Vanguard VIF Real Estate Index	28.48%	6.84%	N/A	8.93%	08/05/13
Vanguard VIF Total Bond Market Index	8.40%	N/A	N/A	6.54%	07/02/18
American Century VP Capital Appreciation	35.68%	10.46%	12.59%	8.66%	01/03/89
American Funds Insurance Series New World	30.35%	7.85%	N/A	5.93%	08/05/13
Calvert VP SRI Balanced	24.09%	7.08%	8.68%	6.25%	05/13/91
Delaware VIP Small Cap Value Series	N/A	N/A	N/A	9.16%	07/01/19
DWS Capital Growth VIP	36.79%	13.68%	13.80%	9.20%	01/03/89
Goldman Sachs VIT Small Cap Equity Insights	N/A	N/A	N/A	7.21%	07/01/19
Goldman Sachs VIT US Equity Insights	N/A	N/A	N/A	8.39%	07/01/19
MFS VIT III Mid Cap Value	31.12%	N/A	N/A	10.21%	07/02/18
Neuberger Berman AMT Sustainable Equity	N/A	N/A	N/A	10.49%	07/01/19
Invesco V.I. Main Street Fund	31.75%	10.05%	12.03%	8.05%	07/01/05
PIMCO VIT Real Return	8.45%	2.22%	N/A	1.78%	08/05/13
T. Rowe Price Blue Chip Growth	29.89%	14.91%	N/A	15.46%	08/05/13
Victory RS Small Cap Growth Equity VIP Series	N/A	N/A	N/A	5.15%	07/01/19

(d) Returns reflect the deduction of Separate Account Annual Expenses of 0.25%, excluding the $2 monthly charge. Returns between July 1, 2015 and June 30, 2017 reflect the deduction of Separate Account Annual Expenses of 0.35%. Returns prior to July 1, 2015 reflect the deduction of Separate Account Annual Expenses of 0.50%.

Average Annual Total Returns (Tier 2 Reduced Separate Account Annual Expenses) (e)

For the Periods Ended December 31, 2020 [update]

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Equity Index	30.86%	11.11%	12.85%	8.72%	02/05/93
Mutual of America Investment Corporation All America	27.91%	8.99%	11.54%	9.43%	01/01/85
Mutual of America Investment Corporation Small Cap Value	18.69%	4.63%	9.11%	6.97%	07/01/05
Mutual of America Investment Corporation Small Cap Growth	26.15%	7.26%	11.00%	7.76%	07/01/05
Mutual of America Investment Corporation Small Cap Equity Index	21.97%	N/A	N/A	1.05%	07/02/18
Mutual of America Investment Corporation Mid Cap Value	26.59%	6.69%	9.73%	6.84%	07/01/05

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Mid-Cap Equity Index	25.57%	8.42%	12.01%	8.81%	05/03/99
Mutual of America Investment Corporation Composite	18.95%	6.94%	8.23%	7.61%	01/01/85
Mutual of America Investment Corporation International	20.59%	5.30%	4.85%	1.21%	11/05/07
Mutual of America Investment Corporation Money Market	1.66%	0.51%	(8.00)%	2.75%	01/01/85
Mutual of America Investment Corporation Mid-Term Bond	5.67%	2.20%	2.75%	3.83%	02/05/93
Mutual of America Investment Corporation Bond	7.27%	2.87%	3.73%	5.72%	01/01/85
Mutual of America Investment Corporation Retirement Income	11.46%	4.43%	5.42%	4.78%	11/05/07
Mutual of America Investment Corporation 2015 Retirement	14.94%	5.58%	7.15%	5.28%	11/05/07
Mutual of America Investment Corporation 2020 Retirement	17.12%	6.25%	7.99%	5.63%	11/05/07
Mutual of America Investment Corporation 2025 Retirement	19.38%	6.95%	8.90%	6.04%	11/05/07
Mutual of America Investment Corporation 2030 Retirement	21.51%	7.48%	9.56%	6.44%	11/05/07
Mutual of America Investment Corporation 2035 Retirement	23.18%	7.89%	10.02%	6.49%	11/05/07
Mutual of America Investment Corporation 2040 Retirement	23.81%	7.89%	10.10%	6.57%	11/05/07
Mutual of America Investment Corporation 2045 Retirement	24.10%	7.90%	10.09%	6.51%	11/05/07
Mutual of America Investment Corporation 2050 Retirement	24.21%	7.87%	N/A	10.19%	10/01/12
Mutual of America Investment Corporation 2055 Retirement	23.96%	N/A	N/A	10.29%	10/01/16
Mutual of America Investment Corporation 2060 Retirement	24.09%	N/A	N/A	7.08%	07/02/18
Mutual of America Investment Corporation 2065 Retirement	24.09%	N/A	N/A	7.08%	07/02/18

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Conservative Allocation	13.59%	5.05%	5.90%	5.07%	05/20/03
Mutual of America Investment Corporation Moderate Allocation	18.74%	6.79%	8.22%	6.86%	05/20/03
Mutual of America Investment Corporation Aggressive Allocation	22.32%	7.58%	9.81%	8.03%	05/20/03
Fidelity VIP Equity-Income	27.12%	8.09%	10.63%	7.61%	05/01/95
Fidelity VIP Asset Manager	17.95%	5.40%	6.93%	6.07%	05/01/95
Fidelity VIP Contrafund	31.25%	10.00%	11.92%	10.10%	05/01/95
Fidelity VIP Mid Cap	23.14%	6.83%	10.07%	8.48%	07/01/05
Vanguard VIF Diversified Value	25.26%	6.93%	9.87%	6.75%	07/01/05
Vanguard VIF International	30.76%	10.17%	8.23%	7.78%	07/01/05
Vanguard VIF Real Estate Index	28.36%	6.79%	N/A	8.89%	08/05/13
Vanguard VIF Total Bond Market Index	8.29%	N/A	N/A	6.43%	07/02/18
American Century VP Capital Appreciation	35.54%	10.40%	12.56%	8.66%	01/03/89
American Funds Insurance Series New World	30.22%	7.79%	N/A	5.88%	08/05/13
Calvert VP SRI Balanced	23.97%	7.02%	8.65%	6.24%	05/13/91
Delaware VIP Small Cap Value Series	N/A	N/A	N/A	9.11%	07/01/19
DWS Capital Growth VIP	36.66%	13.62%	13.77%	9.19%	01/03/89
Goldman Sachs VIT Small Cap Equity Insights	N/A	N/A	N/A	7.16%	07/01/19
Goldman Sachs VIT US Equity Insights	N/A	N/A	N/A	8.34%	07/01/19
MFS VIT III Mid Cap Value	30.99%	N/A	N/A	10.10%	07/02/18
Neuberger Berman AMT Sustainable Equity	N/A	N/A	N/A	10.43%	07/01/19
Invesco V.I. Main Street Fund	31.62%	9.99%	12.00%	8.03%	07/01/05
PIMCO VIT Real Return	8.34%	2.17%	N/A	1.74%	08/05/13
T. Rowe Price Blue Chip Growth	29.76%	14.85%	N/A	15.42%	08/05/13
Victory RS Small Cap Growth Equity VIP Series	N/A	N/A	N/A	5.09%	07/01/19

(e) Returns reflect the deduction of Separate Account Annual Expenses of 0.35%, excluding the $2 monthly charge. Returns prior to July 1, 2015 reflect the deduction of Separate Account Annual Expenses of 0.50%.

Average Annual Total Returns (Tier 3 Reduced Separate Account Annual Expenses (f)

For the Periods Ended December 31, 2020 [update]

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Equity Index	30.73%	11.02%	12.81%	8.71%	02/05/93
Mutual of America Investment Corporation All America	27.78%	8.90%	11.50%	9.42%	01/01/85
Mutual of America Investment Corporation Small Cap Value	18.57%	4.54%	9.07%	6.93%	07/01/05
Mutual of America Investment Corporation Small Cap Growth	26.02%	7.18%	10.95%	7.73%	07/01/05
Mutual of America Investment Corporation Small Cap Equity Index	21.85%	N/A	N/A	0.95%	07/02/18
Mutual of America Investment Corporation Mid Cap Value	26.47%	6.60%	9.69%	6.81%	07/01/05
Mutual of America Investment Corporation Mid-Cap Equity Index	25.44%	8.33%	11.97%	8.79%	05/03/99
Mutual of America Investment Corporation Composite	18.84%	6.85%	8.19%	7.59%	01/01/85
Mutual of America Investment Corporation International	20.47%	5.21%	4.81%	1.18%	11/05/07
Mutual of America Investment Corporation Money Market	1.56%	0.43%	(0.12)%	2.74%	01/01/85
Mutual of America Investment Corporation Mid-Term Bond	5.56%	2.12%	2.71%	3.81%	02/05/93
Mutual of America Investment Corporation Bond	7.16%	2.78%	3.69%	5.71%	01/01/85
Mutual of America Investment Corporation Retirement Income	11.35%	4.35%	5.38%	4.74%	11/05/07
Mutual of America Investment Corporation 2015 Retirement	14.83%	5.49%	7.11%	5.24%	11/05/07
Mutual of America Investment Corporation 2020 Retirement	17.00%	6.16%	7.94%	5.59%	11/05/07
Mutual of America Investment Corporation 2025 Retirement	19.26%	6.86%	8.86%	6.01%	11/05/07
Mutual of America Investment Corporation 2030 Retirement	21.39%	7.39%	9.52%	6.41%	11/05/07
Mutual of America Investment Corporation 2035 Retirement	23.06%	7.80%	9.98%	6.45%	11/05/07

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation 2040 Retirement	23.69%	7.81%	10.06%	6.53%	11/05/07
Mutual of America Investment Corporation 2045 Retirement	23.98%	7.81%	10.04%	6.47%	11/05/07
Mutual of America Investment Corporation 2050 Retirement	24.09%	7.78%	N/A	10.13%	10/01/12
Mutual of America Investment Corporation 2055 Retirement	23.84%	N/A	N/A	10.18%	10/01/16
Mutual of America Investment Corporation 2060 Retirement	23.97%	N/A	N/A	6.97%	07/02/18
Mutual of America Investment Corporation 2065 Retirement	23.97%	N/A	N/A	6.97%	08/03/20
Mutual of America Investment Corporation Conservative Allocation	13.48%	4.96%	5.86%	5.04%	05/20/03
Mutual of America Investment Corporation Moderate Allocation	18.62%	6.70%	8.18%	6.83%	05/20/03
Mutual of America Investment Corporation Aggressive Allocation	22.19%	7.49%	9.77%	8.00%	05/20/03
Fidelity VIP Equity-Income	27.00%	8.00%	10.59%	7.60%	05/01/95
Fidelity VIP Asset Manager	17.84%	5.31%	6.89%	6.06%	05/01/95
Fidelity VIP Contrafund	31.12%	9.91%	11.88%	10.08%	05/01/95
Fidelity VIP Mid Cap	23.02%	6.75%	10.03%	8.44%	07/01/05
Vanguard VIF Diversified Value	25.13%	6.84%	9.83%	6.72%	07/01/05
Vanguard VIF International	30.63%	10.08%	8.18%	7.75%	07/01/05
Vanguard VIF Real Estate Index	28.23%	6.70%	N/A	8.82%	08/05/13
Vanguard VIF Total Bond Market Index	8.19%	N/A	N/A	6.33%	07/02/18
American Century VP Capital Appreciation	35.41%	10.31%	12.51%	8.64%	01/03/89
American Funds Insurance Series New World	30.09%	7.71%	N/A	5.82%	08/05/13
Calvert VP SRI Balanced	23.85%	6.94%	8.61%	6.22%	05/13/91
Delaware VIP Small Cap Value Series	N/A	N/A	N/A	9.05%	07/01/19
DWS Capital Growth VIP	36.52%	13.53%	13.72%	9.18%	01/03/89
Goldman Sachs VIT Small Cap Equity Insights	N/A	N/A	N/A	7.10%	07/01/19
Goldman Sachs VIT US Equity Insights	N/A	N/A	N/A	8.28%	07/01/19

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
MFS VIT III Mid Cap Value	30.86%	N/A	N/A	9.99%	07/02/18
Neuberger Berman AMT Sustainable Equity	N/A	N/A	N/A	10.38%	07/01/19
Invesco V.I. Main Street Fund	31.49%	9.90%	11.95%	8.00%	07/01/05
PIMCO VIT Real Return	8.23%	2.09%	N/A	1.67%	08/05/13
T. Rowe Price Blue Chip Growth	29.63%	14.76%	N/A	15.34%	08/05/13
Victory RS Small Cap Growth Equity VIP Series	N/A	N/A	N/A	5.04%	07/01/19

(f) Returns reflect the deduction of Separate Account Annual Expenses of 0.45%, excluding the $2 monthly charge. Returns prior to July 1, 2015 reflect the deduction of Separate Account Annual Expenses of 0.50%.

Average Annual Total Returns (Tier 4 Reduced Separate Account Annual Expenses) (g)

For the Periods Ended December 31, 2020 [update]

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Equity Index	30.53%	10.86%	12.68%	8.66%	02/05/93
Mutual of America Investment Corporation All America	27.59%	8.74%	11.37%	9.38%	01/01/85
Mutual of America Investment Corporation Small Cap Value	18.39%	4.39%	8.94%	18.69%	07/01/05
Mutual of America Investment Corporation Small Cap Growth	25.83%	7.02%	10.82%	7.65%	07/01/05
Mutual of America Investment Corporation Small Cap Equity Index	21.67%	N/A	N/A	0.80%	07/02/18
Mutual of America Investment Corporation Mid Cap Value	26.28%	6.45%	9.56%	6.72%	07/01/05
Mutual of America Investment Corporation Mid-Cap Equity Index	25.25%	8.18%	11.84%	8.72%	05/03/99
Mutual of America Investment Corporation Composite	18.66%	6.70%	8.07%	7.56%	01/01/85
Mutual of America Investment Corporation International	20.29%	5.06%	4.69%	1.08%	11/05/07
Mutual of America Investment Corporation Money Market	1.40%	0.29%	(0.23)%	2.70%	01/01/85
Mutual of America Investment Corporation Mid-Term Bond	5.40%	1.98%	2.59%	3.77%	02/05/93
Mutual of America Investment Corporation Bond	7.00%	2.64%	3.58%	5.68%	01/01/85
Mutual of America Investment Corporation Retirement Income	11.18%	4.20%	5.26%	4.65%	11/05/07

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation 2015 Retirement	14.65%	5.34%	6.98%	5.14%	11/05/07
Mutual of America Investment Corporation 2020 Retirement	16.83%	6.01%	7.82%	5.49%	11/05/07
Mutual of America Investment Corporation 2025 Retirement	19.08%	6.71%	8.73%	5.91%	11/05/07
Mutual of America Investment Corporation 2030 Retirement	21.21%	7.24%	9.39%	6.30%	11/05/07
Mutual of America Investment Corporation 2035 Retirement	22.88%	7.64%	9.85%	6.35%	11/05/07
Mutual of America Investment Corporation 2040 Retirement	23.51%	7.65%	9.93%	6.43%	11/05/07
Mutual of America Investment Corporation 2045 Retirement	23.79%	7.65%	9.92%	6.37%	11/05/07
Mutual of America Investment Corporation 2050 Retirement	23.90%	7.62%	N/A	9.97%	10/01/12
Mutual of America Investment Corporation 2055 Retirement	23.65%	N/A	N/A	10.02%	10/01/16
Mutual of America Investment Corporation 2060 Retirement	23.78%	N/A	N/A	6.81%	07/02/18
Mutual of America Investment Corporation 2065 Retirement	23.78%	N/A	N/A	6.81%	08/03/20
Mutual of America Investment Corporation Conservative Allocation	13.31%	4.81%	5.74%	4.97%	05/20/03
Mutual of America Investment Corporation Moderate Allocation	18.44%	6.55%	8.06%	6.76%	05/20/03
Mutual of America Investment Corporation Aggressive Allocation	22.01%	7.34%	9.65%	7.93%	05/20/03
Fidelity VIP Equity-Income	26.81%	7.84%	10.46%	7.54%	05/01/95
Fidelity VIP Asset Manager	17.66%	5.16%	6.76%	6.01%	05/01/95
Fidelity VIP Contrafund	30.92%	9.75%	11.75%	10.03%	05/01/95
Fidelity VIP Mid Cap	22.83%	6.59%	9.90%	8.36%	07/01/05
Vanguard VIF Diversified Value	24.95%	6.69%	9.70%	6.64%	07/01/05
Vanguard VIF International	30.43%	9.92%	8.06%	7.67%	07/01/05
Vanguard VIF Real Estate Index	28.04%	6.54%	N/A	8.67%	08/05/13

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Vanguard VIF Total Bond Market Index	8.02%	N/A	N/A	6.17%	07/02/18
American Century VP Capital Appreciation	35.21%	10.15%	12.38%	8.60%	01/03/89
American Funds Insurance Series New World	29.90%	7.55%	N/A	5.67%	08/05/13
Calvert VP SRI Balanced	23.66%	6.78%	8.49%	6.18%	05/13/91
Delaware VIP Small Cap Value Series	N/A	N/A	N/A	8.97%	07/01/19
DWS Capital Growth VIP	36.32%	13.37%	13.59%	9.14%	01/03/89
Goldman Sachs VIT Small Cap Equity Insights	N/A	N/A	N/A	7.02%	07/01/19
Goldman Sachs VIT US Equity Insights	N/A	N/A	N/A	8.20%	07/01/19
MFS VIT III Mid Cap Value	30.66%	N/A	N/A	9.83%	07/02/18
Neuberger Berman AMT Sustainable Equity	N/A	N/A	N/A	10.29%	07/01/19
Invesco V.I. Main Street Fund	31.29%	9.74%	11.83%	7.91%	07/01/05
PIMCO VIT Real Return	8.07%	1.96%	N/A	1.55%	08/05/13
T. Rowe Price Blue Chip Growth	29.43%	14.59%	N/A	15.19%	08/05/13
Victory RS Small Cap Growth Equity VIP Series	N/A	N/A	N/A	4.96%	07/01/19

(g) Returns reflect the deduction of Separate Account Annual Expenses of 0.60%, excluding the $2 monthly charge. Returns prior to August 1, 2010 reflect the deduction of Separate Account Annual Expenses of 0.50%.

Average Annual Total Returns (Tier 5 Reduced Separate Account Annual Expenses) (h)

For the Periods Ended December 31, 2020 [update]

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Equity Index	30.07%	10.33%	12.08%	8.37%	02/05/93
Mutual of America Investment Corporation All America	27.15%	8.22%	10.78%	9.16%	01/01/85
Mutual of America Investment Corporation Small Cap Value	17.98%	3.89%	8.37%	6.33%	07/01/05
Mutual of America Investment Corporation Small Cap Growth	25.40%	6.51%	10.24%	7.12%	07/01/05
Mutual of America Investment Corporation Small Cap Equity Index	21.25%	N/A	N/A	0.44%	07/02/18
Mutual of America Investment Corporation Mid Cap Value	25.84%	5.94%	8.98%	6.20%	07/01/05
Mutual of America Investment Corporation Mid-Cap Equity Index	24.82%	7.66%	11.25%	8.35%	05/03/99

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Composite	18.24%	6.18%	7.50%	7.17%	01/01/85
Mutual of America Investment Corporation International	19.87%	4.56%	4.14%	0.58%	11/05/07
Mutual of America Investment Corporation Money Market	1.05%	(0.20)%	(0.76)%	2.34%	01/01/85
Mutual of America Investment Corporation Mid-Term Bond	5.04%	1.49%	2.05%	3.50%	02/05/93
Mutual of America Investment Corporation Bond	6.63%	2.14%	3.02%	5.46%	01/01/85
Mutual of America Investment Corporation Retirement Income	10.79%	3.70%	4.70%	4.12%	11/05/07
Mutual of America Investment Corporation 2015 Retirement	14.25%	4.84%	6.42%	4.61%	11/05/07
Mutual of America Investment Corporation 2020 Retirement	16.42%	5.50%	7.25%	4.96%	11/05/07
Mutual of America Investment Corporation 2025 Retirement	18.66%	6.20%	8.16%	5.37%	11/05/07
Mutual of America Investment Corporation 2030 Retirement	20.78%	6.72%	8.81%	5.77%	11/05/07
Mutual of America Investment Corporation 2035 Retirement	22.45%	7.13%	9.27%	5.82%	11/05/07
Mutual of America Investment Corporation 2040 Retirement	23.07%	7.14%	9.35%	5.89%	11/05/07
Mutual of America Investment Corporation 2045 Retirement	23.36%	7.14%	9.35%	5.83%	11/05/07
Mutual of America Investment Corporation 2050 Retirement	23.47%	7.11%	N/A	9.40%	10/01/12
Mutual of America Investment Corporation 2055 Retirement	23.22%	N/A	N/A	9.57%	10/01/16
Mutual of America Investment Corporation 2060 Retirement	23.35%	N/A	N/A	6.44%	07/02/18
Mutual of America Investment Corporation 2065 Retirement	23.35%	N/A	N/A	6.44%	08/03/20
Mutual of America Investment Corporation Conservative Allocation	12.91%	4.31%	5.18%	4.52%	05/20/03

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Moderate Allocation	18.03%	6.04%	7.49%	6.31%	05/20/03
Mutual of America Investment Corporation Aggressive Allocation	21.58%	6.82%	9.07%	7.47%	05/20/03
Fidelity VIP Equity-Income	26.36%	7.33%	9.88%	7.24%	05/01/95
Fidelity VIP Asset Manager	17.25%	4.66%	6.20%	5.70%	05/01/95
Fidelity VIP Contrafund	30.46%	9.23%	11.16%	9.72%	05/01/95
Fidelity VIP Mid Cap	22.40%	6.08%	9.33%	7.83%	07/01/05
Vanguard VIF Diversified Value	24.51%	6.18%	9.12%	6.12%	07/01/05
Vanguard VIF International	29.98%	9.40%	7.49%	7.14%	07/01/05
Vanguard VIF Real Estate Index	27.59%	6.04%	N/A	8.13%	08/05/13
Vanguard VIF Total Bond Market Index	7.65%	N/A	N/A	5.80%	07/02/18
American Century VP Capital Appreciation	34.73%	9.63%	11.79%	8.35%	01/03/89
American Funds Insurance Series New World	29.44%	7.04%	N/A	5.15%	08/05/13
Calvert VP SRI Balanced	23.23%	6.27%	7.91%	5.92%	05/13/91
Delaware VIP Small Cap Value Series	N/A	N/A	N/A	8.78%	07/01/19
DWS Capital Growth VIP	35.84%	12.83%	13.00%	8.89%	01/03/89
Goldman Sachs VIT Small Cap Equity Insights	N/A	N/A	N/A	6.83%	07/01/19
Goldman Sachs VIT US Equity Insights	N/A	N/A	N/A	8.01%	07/01/19
MFS VIT III Mid Cap Value	30.20%	N/A	N/A	9.44%	07/02/18
Neuberger Berman AMT Sustainable Equity	N/A	N/A	N/A	10.10%	07/01/19
Invesco V.I. Main Street Fund	30.83%	9.22%	11.24%	7.39%	07/01/05
PIMCO VIT Real Return	7.69%	1.46%	N/A	1.03%	08/05/13
T. Rowe Price Blue Chip Growth	28.98%	14.04%	N/A	14.61%	08/05/13
Victory RS Small Cap Growth Equity VIP Series	N/A	N/A	N/A	4.77%	07/01/19

(h) Returns reflect the deduction of Separate Account Annual Expenses of 0.95%, excluding the $2 monthly charge. Returns between August 1, 2010 and June 30, 2017 reflect the deduction of Separate Account Annual Expenses of 1.20%. Returns prior to August 1, 2010 reflect the deduction of Separate Account Annual Expenses of 0.90%.

Average Annual Total Returns (Certain National Accounts — Tier 2 Reduced Separate Account Annual Expenses) (i)

For the Periods Ended December 31, 2020 [update]

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Equity Index	30.89%	11.12%	12.86%	8.72%	02/05/93
Mutual of America Investment Corporation All America	27.94%	9.00%	11.55%	9.43%	01/01/85
Mutual of America Investment Corporation Small Cap Value	18.72%	4.64%	9.12%	6.97%	07/01/05
Mutual of America Investment Corporation Small Cap Growth	26.18%	7.27%	11.01%	7.77%	07/01/05
Mutual of America Investment Corporation Small Cap Equity Index	22.01%	N/A	N/A	1.08%	07/02/18
Mutual of America Investment Corporation Mid Cap Value	26.63%	6.70%	9.74%	6.84%	07/01/05
Mutual of America Investment Corporation Mid-Cap Equity Index	25.60%	8.43%	12.02%	8.81%	05/03/99
Mutual of America Investment Corporation Composite	18.98%	6.94%	8.24%	7.61%	01/01/85
Mutual of America Investment Corporation International	20.62%	5.31%	4.86%	1.22%	11/05/07
Mutual of America Investment Corporation Money Market	1.68%	0.51%	(0.07)%	2.75%	01/01/85
Mutual of America Investment Corporation Mid-Term Bond	5.69%	2.21%	2.75%	3.83%	02/05/93
Mutual of America Investment Corporation Bond	7.30%	2.87%	3.74%	5.72%	01/01/85
Mutual of America Investment Corporation Retirement Income	11.49%	4.44%	5.43%	4.78%	11/05/07
Mutual of America Investment Corporation 2015 Retirement	14.97%	5.59%	7.16%	5.28%	11/05/07
Mutual of America Investment Corporation 2020 Retirement	17.15%	6.26%	7.99%	5.63%	11/05/07
Mutual of America Investment Corporation 2025 Retirement	19.41%	6.96%	8.91%	6.05%	11/05/07
Mutual of America Investment Corporation 2030 Retirement	21.54%	7.49%	9.57%	6.45%	11/05/07
Mutual of America Investment Corporation 2035 Retirement	23.22%	7.90%	10.03%	6.49%	11/05/07

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation 2040 Retirement	23.85%	7.90%	10.11%	6.57%	11/05/07
Mutual of America Investment Corporation 2045 Retirement	24.13%	7.91%	10.10%	6.51%	11/05/07
Mutual of America Investment Corporation 2050 Retirement	24.24%	7.88%	10.19%	10.20%	10/01/12
Mutual of America Investment Corporation 2055 Retirement	23.99%	N/A	N/A	10.31%	10/01/16
Mutual of America Investment Corporation 2060 Retirement	24.13%	N/A	N/A	7.11%	07/02/18
Mutual of America Investment Corporation 2065 Retirement	24.13%	N/A	N/A	7.11%	08/03/20
Mutual of America Investment Corporation Conservative Allocation	13.62%	5.06%	5.90%	5.07%	05/20/03
Mutual of America Investment Corporation Moderate Allocation	18.77%	6.80%	8.23%	6.86%	05/20/03
Mutual of America Investment Corporation Aggressive Allocation	22.35%	7.59%	9.82%	8.03%	05/20/03
Fidelity VIP Equity-Income	27.16%	8.10%	10.64%	7.62%	05/01/95
Fidelity VIP Asset Manager	17.98%	5.40%	6.94%	6.08%	05/01/95
Fidelity VIP Contrafund	31.28%	10.01%	11.93%	10.10%	05/01/95
Fidelity VIP Mid Cap	23.17%	6.84%	10.08%	8.48%	07/01/05
Vanguard VIF Diversified Value	25.29%	6.94%	9.88%	6.76%	07/01/05
Vanguard VIF International	30.79%	10.19%	8.24%	7.78%	07/01/05
Vanguard VIF Real Estate Index	28.39%	6.80%	N/A	8.90%	08/05/13
Vanguard VIF Total Bond Market Index	8.32%	N/A	N/A	6.46%	07/02/18
American Century VP Capital Appreciation	35.58%	10.41%	12.57%	8.66%	01/03/89
American Funds Insurance Series New World	30.26%	7.80%	N/A	5.89%	08/05/13
Calvert VP SRI Balanced	24.00%	7.03%	8.66%	6.24%	05/13/91
Delaware VIP Small Cap Value Series	N/A	N/A	N/A	9.14%	07/01/19
DWS Capital Growth VIP	36.69%	13.64%	13.78%	9.20%	01/03/89
Goldman Sachs VIT Small Cap Equity Insights	N/A	N/A	N/A	7.19%	07/01/19
Goldman Sachs VIT US Equity Insights	N/A	N/A	N/A	8.36%	07/01/19
MFS VIT III Mid Cap Value	31.02%	N/A	N/A	10.13%	07/02/18

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Neuberger Berman AMT Sustainable Equity	N/A	N/A	N/A	10.46%	07/01/19
Invesco V.I. Main Street Fund	31.65%	10.00%	12.01%	8.03%	07/01/05
PIMCO VIT Real Return	8.37%	2.18%	N/A	1.75%	08/05/13
T. Rowe Price Blue Chip Growth	29.79%	14.87%	N/A	15.43%	08/05/13
Victory RS Small Cap Growth Equity VIP Series	N/A	N/A	N/A	5.12%	07/01/19

(i) Returns reflect the deduction of National Account Reduced Separate Account Annual Expenses of 0.30% excluding the $2 monthly charge. Returns prior to July 1, 2019 reflect the deduction of Separate Account Annual Expenses of 0.35%.Returns prior to July 1, 2015 reflect the deduction of Separate Account Annual Expenses of 0.50%.

Average Annual Total Returns (Certain National Accounts — Tier 3 Reduced Separate Account Annual Expenses (j)

For the Periods Ended December 31, 2020 [update]

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Equity Index	30.79%	11.03%	12.82%	8.71%	02/05/93
Mutual of America Investment Corporation All America	27.85%	8.91%	11.51%	9.42%	01/01/85
Mutual of America Investment Corporation Small Cap Value	18.63%	4.55%	9.08%	6.94%	07/01/05
Mutual of America Investment Corporation Small Cap Growth	26.15%	7.19%	10.96%	7.74%	07/01/05
Mutual of America Investment Corporation Small Cap Equity Index	21.92%	N/A	N/A	1.05%	07/02/18
Mutual of America Investment Corporation Mid Cap Value	26.53%	6.61%	9.70%	6.81%	07/01/05
Mutual of America Investment Corporation Mid-Cap Equity Index	25.51%	8.34%	11.98%	8.79%	05/03/99
Mutual of America Investment Corporation Composite	18.90%	6.86%	8.20%	7.59%	01/01/85
Mutual of America Investment Corporation International	20.93%	5.22%	4.82%	1.18%	11/05/07
Mutual of America Investment Corporation Money Market	1.61%	0.44%	(0.12)%	2.74%	01/01/85
Mutual of America Investment Corporation Mid-Term Bond	5.62%	2.13%	2.72%	3.82%	02/05/93
Mutual of America Investment Corporation Bond	7.22%	2.79%	3.70%	5.71%	01/01/85
Mutual of America Investment Corporation Retirement Income	11.41%	4.36%	5.39%	4.75%	11/05/07

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation 2015 Retirement	14.88%	5.50%	7.12%	5.24%	11/05/07
Mutual of America Investment Corporation 2020 Retirement	17.06%	6.17%	7.95%	5.59%	11/05/07
Mutual of America Investment Corporation 2025 Retirement	19.32%	6.87%	8.87%	6.01%	11/05/07
Mutual of America Investment Corporation 2030 Retirement	21.45%	7.40%	9.53%	6.41%	11/05/07
Mutual of America Investment Corporation 2035 Retirement	23.12%	7.81%	9.99%	6.46%	11/05/07
Mutual of America Investment Corporation 2040 Retirement	23.75%	7.82%	10.07%	6.54%	11/05/07
Mutual of America Investment Corporation 2045 Retirement	24.04%	7.82%	10.05%	6.48%	11/05/07
Mutual of America Investment Corporation 2050 Retirement	24.15%	7.79%	N/A	10.14%	10/01/12
Mutual of America Investment Corporation 2055 Retirement	23.90%	N/A	N/A	10.20%	10/01/16
Mutual of America Investment Corporation 2060 Retirement	24.03%	N/A	N/A	7.00%	07/02/18
Mutual of America Investment Corporation 2065 Retirement	24.03%	N/A	N/A	7.00%	08/03/20
Mutual of America Investment Corporation Conservative Allocation	13.53%	4.97%	5.87%	5.04%	05/20/03
Mutual of America Investment Corporation Moderate Allocation	18.68%	6.71%	8.19%	6.84%	05/20/03
Mutual of America Investment Corporation Aggressive Allocation	22.26%	7.50%	9.78%	8.01%	05/20/03
Fidelity VIP Equity-Income	27.06%	8.01%	10.60%	7.60%	05/01/95
Fidelity VIP Asset Manager	17.90%	5.32%	6.90%	6.06%	05/01/95
Fidelity VIP Contrafund	31.19%	9.92%	11.89%	10.08%	05/01/95
Fidelity VIP Mid Cap	23.08%	6.76%	10.04%	8.45%	07/01/05
Vanguard VIF Diversified Value	25.20%	6.85%	9.84%	6.73%	07/01/05
Vanguard VIF International	30.69%	10.09%	8.19%	7.75%	07/01/05
Vanguard VIF Real Estate Index	28.29%	6.71%	N/A	8.83%	08/05/13

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Vanguard VIF Total Bond Market Index	8.24%	N/A	N/A	6.36%	07/02/18
American Century VP Capital Appreciation	35.48%	10.32%	12.52%	8.64%	01/03/89
American Funds Insurance Series New World	30.16%	7.72%	N/A	5.83%	08/05/13
Calvert VP SRI Balanced	23.91%	6.95%	8.62%	6.23%	05/13/91
Delaware VIP Small Cap Value Series	N/A	N/A	N/A	9.11%	07/01/19
DWS Capital Growth VIP	36.59%	13.54%	13.73%	9.18%	01/03/89
Goldman Sachs VIT Small Cap Equity Insights	N/A	N/A	N/A	7.16%	07/01/19
Goldman Sachs VIT US Equity Insights	N/A	N/A	N/A	8.34%	07/01/19
MFS VIT III Mid Cap Value	30.92%	N/A	N/A	10.02%	07/02/18
Neuberger Berman AMT Sustainable Equity	N/A	N/A	N/A	10.43%	07/01/19
Invesco V.I. Main Street Fund	31.55%	9.91%	11.96%	8.00%	07/01/05
PIMCO VIT Real Return	8.28%	2.10%	N/A	1.68%	08/05/13
T. Rowe Price Blue Chip Growth	29.70%	14.77%	N/A	15.35%	08/05/13
Victory RS Small Cap Growth Equity VIP Series	N/A	N/A	N/A	5.09%	07/01/19

(j) Returns reflect the deduction of National Account Reduced Separate Account Annual Expenses of 0.35%, excluding the $2 monthly charge. Returns prior to July 1, 2019 reflect the deduction of Separate Account Annual Expenses of 0.45%. Returns prior to July 1, 2015 reflect the deduction of Separate Account Annual Expenses of 0.50%.

Average Annual Total Returns (Certain National Accounts — Tier 4 Reduced Separate Account Annual Expenses) (k)

For the Periods Ended December 31, 2020 [update]

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Equity Index	30.66%	11.03%	12.82%	8.66%	02/05/93
Mutual of America Investment Corporation All America	27.72%	8.91%	11.51%	9.38%	01/01/85
Mutual of America Investment Corporation Small Cap Value	18.51%	4.55%	9.07%	18.70%	07/01/05
Mutual of America Investment Corporation Small Cap Growth	25.96%	7.19%	10.96%	7.65%	07/01/05
Mutual of America Investment Corporation Small Cap Equity Index	21.79%	N/A	N/A	0.87%	07/02/18
Mutual of America Investment Corporation Mid Cap Value	26.41%	6.61%	9.69%	6.73%	07/01/05

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Mid-Cap Equity Index	25.38%	6.61%	9.69%	8.73%	05/03/99
Mutual of America Investment Corporation Composite	18.78%	6.86%	8.20%	7.56%	01/01/85
Mutual of America Investment Corporation International	20.41%	5.22%	4.82%	1.09%	11/05/07
Mutual of America Investment Corporation Money Market	1.51%	0.43%	(0.11)%	2.71%	01/01/85
Mutual of America Investment Corporation Mid-Term Bond	5.51%	2.13%	2.71%	3.78%	02/05/93
Mutual of America Investment Corporation Bond	7.11%	2.79%	3.69%	5.68%	01/01/85
Mutual of America Investment Corporation Retirement Income	11.30%	4.36%	5.39%	4.65%	11/05/07
Mutual of America Investment Corporation 2015 Retirement	14.77%	5.50%	7.11%	5.15%	11/05/07
Mutual of America Investment Corporation 2020 Retirement	16.95%	6.17%	7.95%	5.50%	11/05/07
Mutual of America Investment Corporation 2025 Retirement	19.20%	6.87%	8.87%	5.91%	11/05/07
Mutual of America Investment Corporation 2030 Retirement	21.33%	7.40%	9.53%	6.31%	11/05/07
Mutual of America Investment Corporation 2035 Retirement	23.00%	7.81%	9.98%	6.36%	11/05/07
Mutual of America Investment Corporation 2040 Retirement	23.63%	7.82%	10.07%	6.44%	11/05/07
Mutual of America Investment Corporation 2045 Retirement	23.92%	7.82%	10.05%	6.38%	11/05/07
Mutual of America Investment Corporation 2050 Retirement	24.03%	7.79%	10.13%	9.98%	10/01/12
Mutual of America Investment Corporation 2055 Retirement	23.78%	N/A	N/A	10.05%	10/01/16
Mutual of America Investment Corporation 2060 Retirement	23.91%	N/A	N/A	6.88%	07/02/18
Mutual of America Investment Corporation 2065 Retirement	23.91%	N/A	N/A	6.88%	08/03/20

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Conservative Allocation	13.42%	4.97%	5.86%	4.98%	05/20/03
Mutual of America Investment Corporation Moderate Allocation	18.56%	6.71%	8.19%	6.77%	05/20/03
Mutual of America Investment Corporation Aggressive Allocation	22.13%	7.50%	9.78%	7.94%	05/20/03
Fidelity VIP Equity-Income	26.94%	8.01%	10.60%	7.55%	05/01/95
Fidelity VIP Asset Manager	17.78%	5.32%	6.39%	6.01%	05/01/95
Fidelity VIP Contrafund	31.06%	9.92%	11.89%	10.03%	05/01/95
Fidelity VIP Mid Cap	22.96%	6.75%	10.04%	8.36%	07/01/05
Vanguard VIF Diversified Value	25.07%	6.85%	9.83%	6.64%	07/01/05
Vanguard VIF International	30.56%	10.09%	8.19%	7.67%	07/01/05
Vanguard VIF Real Estate Index	28.17%	6.71%	N/A	8.69%	08/05/13
Vanguard VIF Total Bond Market Index	8.13%	N/A	N/A	6.24%	07/02/18
American Century VP Capital Appreciation	35.34%	10.32%	12.52%	8.60%	01/03/89
American Funds Insurance Series New World	30.03%	7.72%	N/A	5.69%	08/05/13
Calvert VP SRI Balanced	23.79%	6.95%	8.62%	6.19%	05/13/91
Delaware VIP Small Cap Value Series	N/A	N/A	N/A	9.08%	07/01/19
DWS Capital Growth VIP	36.46%	13.54%	13.73%	9.14%	01/03/89
Goldman Sachs VIT Small Cap Equity Insights	N/A	N/A	N/A	7.13%	07/01/19
Goldman Sachs VIT US Equity Insights	N/A	N/A	N/A	8.31%	07/01/19
MFS VIT III Mid Cap Value	30.79%	N/A	N/A	9.90%	07/02/18
Neuberger Berman AMT Sustainable Equity	N/A	N/A	N/A	10.41%	07/01/19
Invesco V.I. Main Street Fund	31.42%	9.91%	11.96%	7.92%	07/01/05
PIMCO VIT Real Return	8.18%	2.09%	N/A	1.57%	08/05/13
T. Rowe Price Blue Chip Growth	29.57%	14.77%	N/A	15.21%	08/05/13
Victory RS Small Cap Growth Equity VIP Series	N/A	N/A	N/A	5.07%	07/01/19

(k) Returns reflect the deduction of National Account Reduced Separate Account Annual Expenses of 0.40%, excluding the $2 monthly charge. Returns prior to July 1, 2019 reflect the deduction of Separate Account Annual Expenses of 0.60%.Returns prior to August 1, 2010 reflect the deduction of Separate Account Annual Expenses of 0.50%.

Average Annual Total Returns (Certain National Accounts — Tier 5 Reduced Separate Account Annual Expenses) (l)

For the Periods Ended December 31, 2020 [update]

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Equity Index	30.14%	10.35%	12.10%	8.38%	02/05/93
Mutual of America Investment Corporation All America	27.21%	8.24%	10.80%	9.16%	01/01/85
Mutual of America Investment Corporation Small Cap Value	18.04%	3.91%	8.38%	6.34%	07/01/05
Mutual of America Investment Corporation Small Cap Growth	25.46%	6.53%	10.25%	7.13%	07/01/05
Mutual of America Investment Corporation Small Cap Equity Index	21.31%	N/A	N/A	0.51%	07/02/18
Mutual of America Investment Corporation Mid Cap Value	25.90%	5.96%	8.99%	6.21%	07/01/05
Mutual of America Investment Corporation Mid-Cap Equity Index	24.88%	7.68%	11.26%	8.36%	05/03/99
Mutual of America Investment Corporation Composite	18.30%	6.20%	7.51%	7.17%	01/01/85
Mutual of America Investment Corporation International	19.93%	4.57%	4.15%	0.58%	11/05/07
Mutual of America Investment Corporation Money Market	1.10%	(0.19)%	(0.75)%	2.35%	01/01/85
Mutual of America Investment Corporation Mid-Term Bond	5.09%	1.50%	2.05%	3.50%	02/05/93
Mutual of America Investment Corporation Bond	6.68%	2.16%	3.03%	5.46%	01/01/85
Mutual of America Investment Corporation Retirement Income	10.85%	3.71%	4.71%	4.13%	11/05/07
Mutual of America Investment Corporation 2015 Retirement	14.31%	4.85%	6.43%	4.62%	11/05/07
Mutual of America Investment Corporation 2020 Retirement	16.48%	5.52%	7.26%	4.97%	11/05/07
Mutual of America Investment Corporation 2025 Retirement	18.72%	6.21%	8.17%	5.38%	11/05/07
Mutual of America Investment Corporation 2030 Retirement	20.84%	6.74%	8.83%	5.78%	11/05/07
Mutual of America Investment Corporation 2035 Retirement	22.51%	7.14%	9.28%	5.83%	11/05/07

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation 2040 Retirement	23.14%	7.15%	9.36%	5.90%	11/05/07
Mutual of America Investment Corporation 2045 Retirement	23.42%	7.15%	9.35%	5.84%	11/05/07
Mutual of America Investment Corporation 2050 Retirement	23.53%	7.12%	9.41%	9.41%	10/01/12
Mutual of America Investment Corporation 2055 Retirement	23.28%	N/A	N/A	9.60%	10/01/16
Mutual of America Investment Corporation 2060 Retirement	23.41%	N/A	N/A	6.51%	07/02/18
Mutual of America Investment Corporation 2065 Retirement	23.41%	N/A	N/A	6.51%	08/03/20
Mutual of America Investment Corporation Conservative Allocation	12.97%	4.32%	5.18%	4.53%	05/20/03
Mutual of America Investment Corporation Moderate Allocation	18.09%	6.05%	7.50%	6.31%	05/20/03
Mutual of America Investment Corporation Aggressive Allocation	21.65%	6.84%	9.08%	7.48%	05/20/03
Fidelity VIP Equity-Income	26.43%	7.34%	9.89%	7.24%	05/01/95
Fidelity VIP Asset Manager	17.31%	4.67%	6.21%	5.71%	05/01/95
Fidelity VIP Contrafund	30.53%	9.24%	11.17%	9.72%	05/01/95
Fidelity VIP Mid Cap	22.47%	6.10%	9.33%	7.84%	07/01/05
Vanguard VIF Diversified Value	24.57%	6.19%	9.13%	6.13%	07/01/05
Vanguard VIF International	30.04%	9.42%	7.50%	7.15%	07/01/05
Vanguard VIF Real Estate Index	27.65%	6.05%	N/A	8.15%	08/05/13
Vanguard VIF Total Bond Market Index	7.70%	N/A	N/A	5.87%	07/02/18
American Century VP Capital Appreciation	34.80%	9.64%	11.80%	8.36%	01/03/89
American Funds Insurance Series New World	29.51%	7.05%	N/A	5.17%	08/05/13
Calvert VP SRI Balanced	23.29%	6.29%	7.92%	5.92%	05/13/91
Delaware VIP Small Cap Value Series	N/A	N/A	N/A	8.83%	07/01/19
DWS Capital Growth VIP	35.91%	12.84%	13.01%	8.89%	01/03/89
Goldman Sachs VIT Small Cap Equity Insights	N/A	N/A	N/A	6.89%	07/01/19
Goldman Sachs VIT US Equity Insights	N/A	N/A	N/A	8.06%	07/01/19
MFS VIT III Mid Cap Value	30.27%	N/A	N/A	9.51%	07/02/18

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Neuberger Berman AMT Sustainable Equity	N/A	N/A	N/A	10.15%	07/01/19
Invesco V.I. Main Street Fund	30.90%	9.24%	11.25%	7.40%	07/01/05
PIMCO VIT Real Return	7.74%	1.47%	N/A	1.05%	08/05/13
T. Rowe Price Blue Chip Growth	29.05%	14.06%	N/A	14.63%	08/05/13
Victory RS Small Cap Growth Equity VIP Series	N/A	N/A	N/A	4.83%	07/01/19

(l) Returns reflect the deduction of National Account Reduced Separate Account Annual Expenses of 0.85%, excluding the $2 monthly charge. Returns prior to July 1, 2019 reflect the deduction of Separate Account Annual Expenses of 0.95%. Returns between August 1, 2010 and June 30, 2017 reflect the deduction of Separate Account Annual Expenses of 1.20%. Returns prior to August 1, 2010 reflect the deduction of Separate Account Annual Expenses of 0.90%.

Average Annual Total Returns (VEC and Inactive Plan Separate Account Annual Expenses) (m)

For the Periods Ended December 31, 2020 [update]

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation Equity Index	29.17%	9.94%	11.89%	8.30%	02/05/93
Mutual of America Investment Corporation All America	26.26%	7.84%	10.59%	9.11%	01/01/85
Mutual of America Investment Corporation Small Cap Value	17.15%	3.53%	8.18%	6.20%	07/01/05
Mutual of America Investment Corporation Small Cap Growth	24.52%	6.14%	10.05%	6.99%	07/01/05
Mutual of America Investment Corporation Small Cap Equity Index	20.40%	N/A	N/A	-0.26%	07/02/18
Mutual of America Investment Corporation Mid Cap Value	24.96%	5.57%	8.79%	6.08%	07/01/05
Mutual of America Investment Corporation Mid-Cap Equity Index	23.95%	7.29%	11.06%	8.26%	05/03/99
Mutual of America Investment Corporation Composite	17.42%	5.81%	7.31%	7.11%	01/01/85
Mutual of America Investment Corporation International	19.04%	4.19%	3.96%	0.43%	11/05/07
Mutual of America Investment Corporation Money Market	0.35%	(0.54)%	(0.93)%	2.29%	01/01/85
Mutual of America Investment Corporation Mid-Term Bond	4.30%	1.13%	1.87%	3.43%	02/05/93
Mutual of America Investment Corporation Bond	5.88%	1.79%	2.84%	5.41%	01/01/85
Mutual of America Investment Corporation Retirement Income	10.02%	3.34%	4.52%	3.97%	11/05/07

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Mutual of America Investment Corporation 2015 Retirement	13.46%	4.47%	6.23%	4.46%	11/05/07
Mutual of America Investment Corporation 2020 Retirement	15.61%	5.13%	7.06%	4.81%	11/05/07
Mutual of America Investment Corporation 2025 Retirement	17.83%	5.83%	7.97%	5.22%	11/05/07
Mutual of America Investment Corporation 2030 Retirement	19.94%	6.35%	8.62%	5.62%	11/05/07
Mutual of America Investment Corporation 2035 Retirement	21.59%	6.76%	9.08%	5.67%	11/05/07
Mutual of America Investment Corporation 2040 Retirement	22.22%	6.76%	9.16%	5.74%	11/05/07
Mutual of America Investment Corporation 2045 Retirement	22.50%	6.77%	9.15%	5.68%	11/05/07
Mutual of America Investment Corporation 2050 Retirement	22.61%	6.73%	N/A	9.14%	10/01/12
Mutual of America Investment Corporation 2055 Retirement	22.36%	N/A	N/A	8.98%	10/01/16
Mutual of America Investment Corporation 2060 Retirement	22.49%	N/A	N/A	5.69%	07/02/18
Mutual of America Investment Corporation 2065 Retirement	22.49%	N/A	N/A	5.69%	08/03/20
Mutual of America Investment Corporation Conservative Allocation	12.12%	3.95%	4.99%	4.41%	05/20/03
Mutual of America Investment Corporation Moderate Allocation	17.20%	5.67%	7.30%	6.19%	05/20/03
Mutual of America Investment Corporation Aggressive Allocation	20.74%	6.45%	8.88%	7.36%	05/20/03
Fidelity VIP Equity-Income	25.48%	6.95%	9.69%	7.16%	05/01/95
Fidelity VIP Asset Manager	16.43%	4.29%	6.02%	5.63%	05/01/95
Fidelity VIP Contrafund	29.55%	8.85%	10.97%	9.64%	05/01/95
Fidelity VIP Mid Cap	21.55%	5.71%	9.13%	7.70%	07/01/05
Vanguard VIF Diversified Value	23.64%	5.81%	8.93%	5.99%	07/01/05
Vanguard VIF International	29.07%	9.02%	7.30%	7.01%	07/01/05
Vanguard VIF Real Estate Index	26.70%	5.67%	N/A	7.84%	08/05/13

	One Year	Five Years	Ten Years	Life of Subaccount	Inception Date
Vanguard VIF Total Bond Market Index	6.90%	N/A	N/A	5.06%	07/02/18
American Century VP Capital Appreciation	33.79%	9.24%	11.60%	8.29%	01/03/89
American Funds Insurance Series New World	28.54%	6.66%	N/A	4.86%	08/05/13
Calvert VP SRI Balanced	22.37%	5.90%	7.72%	5.85%	05/13/91
Delaware VIP Small Cap Value Series	N/A	N/A	N/A	8.39%	07/01/19
DWS Capital Growth VIP	34.89%	12.43%	12.80%	8.83%	01/03/89
Goldman Sachs VIT Small Cap Equity Insights	N/A	N/A	N/A	6.45%	07/01/19
Goldman Sachs VIT US Equity Insights	N/A	N/A	N/A	7.62%	07/01/19
MFS VIT III Mid Cap Value	29.30%	N/A	N/A	8.67%	07/02/18
Neuberger Berman AMT Sustainable Equity	N/A	N/A	N/A	9.70%	07/01/19
Invesco V.I. Main Street Fund	29.92%	8.84%	11.04%	7.26%	07/01/05
PIMCO VIT Real Return	6.94%	1.11%	N/A	0.76%	08/05/13
T. Rowe Price Blue Chip Growth	28.08%	13.65%	N/A	14.30%	08/05/13
Victory RS Small Cap Growth Equity VIP Series	N/A	N/A	N/A	4.40%	07/01/19

(m) Returns reflect the deduction of Separate Account Annual Expenses of 1.65%, excluding the $2 monthly charge. Returns between August 1, 2010 and June 30, 2017 reflect the deduction of Separate Account Annual Expenses of 1.20%. Returns prior to August 1, 2010 reflect the deduction of Separate Account Annual Expenses of 0.90%.

The returns for the All America Fund (previously called the “Stock Fund”) prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date. The All America Fund adopted its current asset allocation model as of May 1, 2014, and returns prior to that date reflect the results of the prior asset allocation model.

The Conservative Allocation Fund, the Moderate Allocation Fund and the Aggressive Allocation Fund adopted their respective asset allocation models as of May 1, 2014, and returns prior to that date reflect the results of their respective prior asset allocation models.

The inception dates are for the Subaccounts in Separate Account No. 2.

In the above tables, we did not deduct the $2.00 monthly contract fee from each Subaccount. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant’s actual allocation of Account Value (unless the fee has been waived).

If you have Account Value in the General Account, the monthly contract fee would be deducted from the General Account, not any Subaccount. If you do not have Account Value allocated to the General Account, but you do have Account Value allocated to more than one Subaccount, the fee would only be deducted from one of the Subaccounts so that an illustration of total return figures of the other Subaccounts could be lower than shown above.

If you do not have any Account Value in the General Account, we will deduct the $2.00 monthly charge from your Account Value allocated to one or more of the Subaccounts, in the following order (for all Contracts except FPA):

(a)	Mutual of America Investment Corporation Money Market Fund (except if redemption of shares has been suspended),

(b)	Mutual of America Investment Corporation Mid-Term Bond Fund,

(c)	Mutual of America Investment Corporation Bond Fund,

(d)	Mutual of America Investment Corporation Composite Fund,

(e)	Fidelity VIP Asset Manager Portfolio,

(f)	Calvert VP SRI Balanced Portfolio,

(g)	Fidelity VIP Equity-Income Portfolio,

(h)	Mutual of America Investment Corporation All America Fund,

(i)	Mutual of America Investment Corporation Equity Index Fund,

(j)	Mutual of America Investment Corporation Mid-Cap Equity Index Fund,

(k)	Fidelity VIP Contrafund® Portfolio,

(l)	DWS Capital Growth VIP,

(m)	American Century VP Capital Appreciation Fund,

(n)	Mutual of America Investment Corporation Conservative Allocation Fund,

(o)	Mutual of America Investment Corporation Moderate Allocation Fund,

(p)	Mutual of America Investment Corporation Aggressive Allocation Fund,

(q)	Mutual of America Investment Corporation Small Cap Value Fund,

(r)	Mutual of America Investment Corporation Small Cap Growth Fund,

(s)	Mutual of America Investment Corporation Mid Cap Value Fund,

(t)	Fidelity VIP Mid Cap Portfolio,

(u)	Invesco V.I. Main Street Fund®,

(v)	Vanguard VIF Diversified Value Portfolio,

(w)	Vanguard VIF International Portfolio,

(x)	Mutual of America Investment Corporation International Fund

(y)	Mutual of America Investment Corporation Retirement Income Fund,

(z)	Mutual of America Investment Corporation 2015 Retirement Fund,

(aa)	Mutual of America Investment Corporation 2020 Retirement Fund,

(bb)	Mutual of America Investment Corporation 2025 Retirement Fund,

(cc)	Mutual of America Investment Corporation 2030 Retirement Fund,

(dd)	Mutual of America Investment Corporation 2035 Retirement Fund,

(ee)	Mutual of America Investment Corporation 2040 Retirement Fund,

(ff)	Mutual of America Investment Corporation 2045 Retirement Fund,

(gg)	Mutual of America Investment Corporation 2050 Retirement Fund,

(hh)	Mutual of America Investment Corporation 2055 Retirement Fund,

(ii)	Mutual of America Investment Corporation 2060 Retirement Fund,

(jj)	Mutual of America Investment Corporation 2065 Retirement Fund,

(kk)	American Funds Insurance Series New World Fund®,

(ll)	PIMCO VIT Real Return Portfolio,

(mm)	T. Rowe Price Blue Chip Growth Portfolio,

(nn)	Vanguard VIF Real Estate Index Portfolio,

(oo)	Mutual of America Investment Corporation Small Cap Equity Index Fund,

(pp)	MFS VIT III Mid Cap Value Portfolio,

(qq)	Vanguard Total Bond Market Index Portfolio,

(rr)	Delaware VIP® Small Cap Value Series,

(ss)	Goldman Sachs VIT Small Cap Equity Insights Fund,

(tt)	Goldman Sachs VIT US Equity Insights Fund,

(uu)	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio, and

(vv)	Victory RS Small Cap Growth Equity VIP Series.

For FPA Contracts, if you do not have any Account Value in the General Account, we will deduct the $2.00 monthly charge from your Account Value allocated to one or more of the Subaccounts, in the following order:

(a)	Mutual of America Variable Insurance Portfolios Money Market Fund (except if redemption of shares has been suspended),

(b)	Mutual of America Variable Insurance Portfolios Mid-Term Bond Fund,

(c)	Mutual of America Variable Insurance Portfolios Bond Fund,

(d)	Fidelity VIP Asset Manager Portfolio,

(e)	Calvert VP SRI Balanced Portfolio,

(f)	Fidelity VIP Equity-Income Portfolio,

(g)	Mutual of America Variable Insurance Portfolios All America Fund,

(h)	Mutual of America Variable Insurance Portfolios Equity Index Fund,

(i)	Mutual of America Variable Insurance Portfolios Mid-Cap Equity Index Fund,

(j)	Fidelity VIP Contrafund® Portfolio,

(k)	DWS Capital Growth VIP,

(l)	American Century VP Capital Appreciation Fund,

(m)	Mutual of America Variable Insurance Portfolios Conservative Allocation Fund,

(n)	Mutual of America Variable Insurance Portfolios Moderate Allocation Fund,

(o)	Mutual of America Variable Insurance Portfolios Aggressive Allocation Fund,

(p)	Mutual of America Variable Insurance Portfolios Small Cap Value Fund,

(q)	Mutual of America Variable Insurance Portfolios Small Cap Growth Fund,

(r)	Mutual of America Variable Insurance Portfolios Mid Cap Value Fund,

(s)	Fidelity VIP Mid Cap Portfolio,

(t)	Invesco V.I. Main Street Fund®,

(u)	Vanguard VIF Diversified Value Portfolio,

(v)	Vanguard VIF International Portfolio,

(w)	Mutual of America Variable Insurance Portfolios International Fund

(x)	Mutual of America Variable Insurance Portfolios Retirement Income Fund,

(y)	Mutual of America Variable Insurance Portfolios 2015 Retirement Fund,

(z)	Mutual of America Variable Insurance Portfolios 2020 Retirement Fund,

(aa)	Mutual of America Variable Insurance Portfolios 2025 Retirement Fund,

(bb)	Mutual of America Variable Insurance Portfolios 2030 Retirement Fund,

(cc)	Mutual of America Variable Insurance Portfolios 2035 Retirement Fund,

(dd)	Mutual of America Variable Insurance Portfolios 2040 Retirement Fund,

(ee)	Mutual of America Variable Insurance Portfolios 2045 Retirement Fund,

(ff)	Mutual of America Variable Insurance Portfolios 2050 Retirement Fund,

(gg)	Mutual of America Variable Insurance Portfolios 2055 Retirement Fund,

(hh)	Mutual of America Variable Insurance Portfolios 2060 Retirement Fund,

(ii)	American Funds Insurance Series New World Fund®,

(jj)	PIMCO VIT Real Return Portfolio,

(kk)	T. Rowe Price Blue Chip Growth Portfolio,

(ll)	Vanguard VIF Real Estate Index Portfolio,

(mm)	Mutual of America Variable Insurance Portfolios Small Cap Equity Index Fund,

(nn)	MFS VIT III Mid Cap Value Portfolio,

(oo)	Vanguard Total Bond Market Index Portfolio,

(pp)	Delaware VIP® Small Cap Value Series,

(qq)	Goldman Sachs VIT Small Cap Equity Insights Fund,

(rr)	Goldman Sachs VIT US Equity Insights Fund,

(ss)	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio, and

(tt)	Victory RS Small Cap Growth Equity VIP Series.

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Subaccount. Total return and yield for a Subaccount will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Subaccount’s figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2020 and 2019, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2020, have been included herein in reliance upon the reports of KPMG LLP, independent auditors. The audit report, dated March [16], 2021, covering the December 31, 2020, 2019 and 2018 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not intended to be and, therefore, are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services.

When you allocate Account Value to the Subaccounts, the value of the Account Value in those Subaccounts is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2020 are included as follows:

Financial Statements of Mutual of America for 2020, 2019, and 2018 are included as follows:

You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account.

PART C

OTHER INFORMATION

Item	27. Exhibits

(a)	Copy of the resolution of the depositor establishing the registrant.

(b)	Custodial Agreement, dated September 10, 2020, by and between Mutual of America Life Insurance Company and Mid Atlantic Trust Company.

(c)	Agreement by and between Mutual of America Life Insurance Company and Mutual of America Securities LLC, dated September 30, 2020

(d)(1)(i)	Form of Group Annuity Contract - 403(b) Thrift.

(d)(1)(ii)	Form of Group Annuity Contract - 403(b) - Amendment

(d)(2)	Form of Group Annuity Contract - Defined Contribution.

(e)(1)	Form of Group Annuity Application - 403(b) Thrift.

(e)(2)	Form of Group Annuity Application - Defined Contribution.

(f)(1)	Amended and Restated Charter of Mutual of America Life Insurance Company, dated November 18, 2010.

(f)(2)	Bylaws of Mutual of America Life Insurance Company.

(g)	Not Applicable.

(h)(1)(i)	Amended and Restated Participation Agreement between Scudder Variable Life Investment Fund and Mutual of America Life Insurance Company, dated February 28, 2001.

(h)(1)(ii)	Amendment to Amended and Restated Participation Agreements between Scudder Variable Life Investment Fund (now known as “DWS Variable Series I”) and Mutual of America Life Insurance Company and the American Life Insurance Company of New York dated as of April 12, 2007.

(h)(1)(iii)	Amendment to Amended and Restated Participation Agreements between Scudder Variable Life Investment Fund (now known as “DWS Variable Series I”) and Mutual of America Life Insurance Company and the American Life Insurance Company of New York, dated as of October 1, 2007.

(h)(2)(i)	Fund Participation Agreement Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated December 30, 1988.

(h)(2)(ii)	Amendment No. 1 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated as of May 1, 1989.

(h)(2)(iii)	Amendment No. 2 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 3, 2000.

(h)(2)(iv)	Amendment No. 3 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 2, 2002.

(h)(2)(v)	Shareholder Information Agreement between Mutual of America Life Insurance Company and American Century Investment Services, Inc., effective as of October 15, 2007.

(h)(2)(vi)	Amendment No.4 to the Fund Participation Agreements between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of December 22, 2004.

(h)(2)(vii)	Amendment No. 5 to the Fund Participation Agreement between Mutual of America Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC, dated as of January 1, 2012.

(h)(2)(viii)	Amendment No. 6 to the Fund Participation Agreement between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., American Century Investment Management, Inc., American Century Investment Services, LLC, and American Century Services, LLC, dated as of October 1, 2017.

(h)(3)(i)	Amended and Restated Participation Agreement and ancillary agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of October 17, 2012.

(h)(3)(ii)	Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, effective as of October 1, 2007.

(h)(3)(iii)	Amendment to Schedule C- Large Transaction Table to Vanguard Variable Insurance Fund Participation Agreement, effective as of December 22, 2016.

(h)(4)(i)	Shared Funding Agreement for Separate Accounts with Calvert Distributors, Inc., dated as of February 28, 2001.

(h)(4)(ii)	Information Sharing Agreement between Calvert Distributors, Inc., and Mutual of America Life Insurance Company, effective as of October 1, 2007.

(h)(4)(iii)	Shared Funding Agreement by and among Calvert Variable Series, Inc., Eaton Vance Distributors, Inc. and Mutual of America Life Insurance Company, as of December 22, 2016.

(h)(4)(iv)	Shared Funding Agreement by and Calvert Variable Products, Inc. and Calvert Variable Series, Inc., Eaton Vance Distributors, Inc., and Mutual of America Life Insurance Company, as of September 19, 2019.

(h)(5)(i)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Mutual of America Life Insurance Company, dated as of April 29, 2005.

(h)(5)(ii)	Shareholder Information Agreement by and between Fidelity Distributors Corporation and Mutual of America Life Insurance Company, effective as of October 16, 2007.

(h)(5)(iii)	Amendment to the Participation Agreement between Fidelity Distributors Corporation and Mutual of America Life Insurance Company effective as of June 9, 2017.

(h)(6)(i)	Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Mutual of America Life Insurance Company, dated as of April 29, 2005.

(h)(6)(ii)	Shareholder Information Agreement by and between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc., and Mutual of America Life Insurance Company, effective as of April 16, 2007.

(h)(6)(iii)	Participation Agreement by and among AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Distributors, Inc., and Mutual of America Life Insurance Company, dated as of May 2, 2019.

(h)(7)	Fund Participation and Service Agreement and ancillary agreements between Mutual of America Life Insurance Company and American Fund Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series, dated as of April 10, 2013.

(h)(8)	Participation Agreement and ancillary agreements among Mutual of America Life Insurance Company and PIMCO Variable Insurance Trust, PIMCO Equity Series VIT, and PIMCO Investments LLC, dated as of April 11, 2013.

(h)(9)(i)	Participation Agreement and ancillary agreements between T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., and Mutual of America Life Insurance Company, dated as of April 11, 2013.

(h)(9)(ii)	Amendment to Participation Agreement between T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., and Mutual of America Life Insurance Company, dated as of May 6, 2013.

(h)(10)(i)	Participation Agreement among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, Mutual of America Life Insurance Company and MFS Fund Distributors, Inc., dated as of May 1, 2018.

(h)(10)(ii)	Rule 22-c2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and Mutual of America Life Insurance Company, dated as of April 2, 2018.

(h)(10)(iii)	Fee Letter between MFS Fund Distributors, Inc. and Mutual of America Life Insurance Company, dated as of May 1, 2018.

(h)(11)	Fund Participation Agreement among Mutual of America Life Insurance Company, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated as of April 18, 2019.

(h)(12)(i)	Fund Participation Agreement between Neuberger Berman Advisers Management Trust, Neuberger Berman BD LLC, and Mutual of America Life Insurance Company, dated as of April 5, 2019.

(h)(12)(ii)	Amendment to Fund Participation Agreement between Neuberger Berman Advisers Management Trust, Neuberger Berman BD LLC, and Mutual of America Life Insurance Company, dated as of March 11, 2020.

(h)(13)	Participation Agreement among Victory Variable Insurance Funds, Victory Capital Management Inc., Victory Capital Advisers, Inc., and Mutual of America Life Insurance Company, dated as of April 5, 2019.

(h)(14)	Participation Agreement between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. LLC, and Mutual of America Life Insurance Company, dated as of April 23, 2019.

(i)	Not Applicable.

(j)	Not Applicable.

(k)	Opinion and consent of counsel as to the legality of the securities being registered.

(l)(1)(a)	Consent of KPMG LLP Relating to the Financial Statements of Mutual of America Separate Account No. 2.

(l)(1)(b)	Consent of KPMG LLP Relating to the Financial Statements of Mutual of America Life Insurance Company.

(l)(2)(a)	Powers of Attorney of Directors.

(l)(2)(b)	Powers of Attorney of Officers

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Form of Initial Summary Prospectuses

Item 28. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices With Depositor
John R. Greed	Chairman of the Board, President and Chief Executive Officer
Amir Lear	Vice Chairman of the Board
James J. Roth	Director, Senior Executive Vice President and General Counsel
Rosemary T. Berkery	Director
Kimberly A. Casiano	Director
Wayne A. I. Frederick, M. D.	Director
Earle H. Harbison, Jr.	Director
Maurine A. Haver	Director
Frances R. Hesselbein	Director
Senator Connie Mack	Director
Robert J. McGuire, Esq.	Director
Ellen Ochoa, Ph.D.	Director
Roger B. Porter, Ph.D.	Director
General Dennis J. Reimer	Director

Officers-Directors

Name and Principal Business Address*	Positions and Offices With Depositor
John R. Greed	Chairman, President and Chief Executive Officer
Amir Lear	Vice Chairman
James J. Roth	Director, Senior Executive Vice President and General Counsel

Other Officers

Name and Principal Business Address*	Positions and Offices With Depositor
Christopher Bailey	Executive Vice President, Sales Operations
Simpa Baiye	Senior Vice President and Chief Actuary
Nicholas A. Branchina	Senior Vice President, Corporate Financial Services
Debbie Branson	Senior Vice President, Human Resources
Maria L. Brophy	Senior Vice President, Planning and Analysis
Anne Marie Carroll	Senior Vice President and Associate General Counsel
Tanisha L. Cash	Senior Vice President, Human Resources
John Ciesla	Senior Vice President and Chief Information Security Officer, Enterprise Risk Management
Thomas Ciociano	Senior Vice President, Real Estate and Payroll
John P. Clare	Senior Vice President, Administrative Communications, Product/Proposal Development
Joni L. Clark	Senior Vice President, Client Services
Michael E. Conway	Senior Vice President, Head of Human Resources
Salvatore P. Conza	Senior Vice President, Infrastructure and Operations
Barbara Crane	Senior Vice President, Strategic Communication and Corporate Events
Nicholas S. Curabba	Senior Vice President and Associate General Counsel

Jeffrey W. Donaldson	Executive Vice President, Head of Technology and Chief Digital Officer
Carson J. Dunbar, Jr.	Senior Vice President, Facilities Management,
Chris W. Festog	Senior Executive Vice President and Chief Financial Officer
Thomas E. Gilliam	Executive Vice President and Assistant to the Chairman and Chief Executive Officer
Neal S. Goldstein	Senior Vice President and Chief Technology Officer
Aferdita Gutierrez	Senior Vice President, Planning and Analysis
Joseph Hummel	Executive Vice President, External Affairs
Lydia Kieser	Senior Vice President, Application Services
Andrew Kramer	Senior Vice President, Client Services
Nicole Lanni	Senior Vice President, Technical Services and Chief Privacy Officer
Lisa M. Loughry	Senior Vice President, National Accounts
Kathryn A. Lu	Executive Vice President and Chief Compliance Officer
John R. Luebs	Senior Vice President, Human Resource Services
Dennis McManus	Senior Vice President, Billing and Regulatory Services/Life and Disability Claims
Christopher Miseo	Senior Vice President and Director of Accounting and Financial Reporting

Shannon Moriarty 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Advertising, Direct Response and Telemarketing
Thomasin R. Mullen	Senior Vice President, Corporate Communications
Paul O’Hara	Senior Vice President, Research and Competition
Cynthia G. Pierce	Senior Vice President, National Accounts
William Rose	Senior Executive Vice President and Chief Marketing Officer
James J. Roth	Senior Executive Vice President and General Counsel
Scott H. Rothstein	Executive Vice President, Deputy General Counsel and Corporate Secretary
Michelle A. Rozich	Senior Vice President and Internal Auditor
Sonia Samuels	Executive Vice President and Chief Information Officer
Brian Q. Severin	Executive Vice President, Deputy Chief Marketing Officer
Subhang Shah	Senior Vice President, Digital Product Management
William G. Shannon	Senior Vice President, Financial Consulting Services
Paul F. Stephen	Senior Vice President and Controller
John Terwilliger 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Facilities Management

Susan Watson	Senior Vice President, Workforce Management
Kenneth P. Young	Senior Vice President, Treasury and Project Management

*

The business address of all officers is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted. The business address of all directors is c/o Mutual of America, 320 Park Avenue, New York, New York 10022-6839.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The registrant is a separate account of Mutual of America Life Insurance Company (“Mutual of America”) under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Mutual of America.

As a New York mutual life insurance company, no person has the direct or indirect power to control Mutual of America except by virtue of a person’s capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America has the right to vote for the election of directors of Mutual of America at annual elections and upon other corporate matters where policyholders’ votes are taken.

Mutual of America wholly owns the following companies:

•	Mutual of America Holding Company LLC, a Delaware limited liability company (see below), and

•	Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company LLC wholly owns the following companies:

•	Mutual of America Securities LLC, a Delaware limited liability company,

•	Mutual of America Capital Management LLC, a Delaware limited liability company,

•	320 Park Analytics LLC, a Delaware limited liability company, and

•	Mutual of America Insurance Agency LLC, a Delaware limited liability company.

Mutual of America’s consolidated financial statements include all the above subsidiaries except Mutual of America Foundation.

Mutual of America, through its separate accounts, owns a significant portion of the outstanding shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company.

Item 30. Indemnification

Charter of Depositor. The Charter of Mutual of America provides in substance that no director or officer shall be personally liable for damages for any breach of duty as a director except when a judgment or other final adjudication establishes that the director’s acts or omissions were in bad faith, involved intentional misconduct or were acts or omissions the director knew or reasonably should have known violated New York Insurance Law or a specific standard of care imposed on directors directly by the New York Insurance Law, or which constituted a knowing violation of any other law or allowed the director to personally gain a financial profit or other advantage to which the director was not legally entitled.

By Laws of Depositor. The By-Laws of Mutual of America provide for the indemnification of present and former officers and directors of the Company (a “person”) against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and reasonably incurred, if the person acted in good faith and for a purpose which the person necessarily believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe said conduct was unlawful. Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon an undertaking by or on behalf of the person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company.

Insurance. Coverage for officers and directors of Mutual of America is provided under an Investment Management insurance policy issued by Chartis, with excess coverage by Chubb, CNA, The Hartford, and Travelers, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under these policies is $35 million, with a $1,000,000 deductible per entity insured and no deductible for individual insureds. Coverage for life insurance company fiduciary liability coverage (errors and omissions) is provided under an Investment Management insurance policy issued by Chartis, with excess coverage by Chartis, The Hartford and CNA, to Mutual of America Life Insurance Company et al. The deductible is $1,000,000 for the entity, with an aggregate limit of liability under the primary policy of $30 million.

Item 31. Principal Underwriters

(a)

Mutual of America Securities LLC (“Securities LLC”), the principal underwriter of the Registrant, also acts as principal underwriter of Mutual of America Separate Account No. 3 and as principal underwriter of the Mutual of America Investment Corporation, Mutual of America Variable Insurance Portfolios, Inc., and The American Separate Account No. 2 and The American Separate Account No. 3 of Wilton Reassurance Life Company of New York, formerly known as The American Life Insurance Company of New York.

(b)	The name, principal business address and position of each senior officer and manager of Securities LLC are as follows:

Board of Managers

Name and Principal Business Address*	Positions and Offices With Securities LLC
William Rose	Chairman
Chris W. Festog	Manager
Joseph Gaffoglio	Manager
Sonia Samuels	Manager
Brian Severin	Manager

Officers

Name and Principal Business Address*	Positions and Offices With Securities LLC
William Rose	Chairman of the Board, President, and CEO
James. J. Roth	Senior Executive Vice President and General Counsel
Brian Severin	Executive Vice President and Chief Marketing Officer
Kathryn A. Lu	Executive Vice President and Chief Compliance Officer
Scott H. Rothstein	Executive Vice President, Deputy General Counsel and Corporate Secretary
Christopher M. Miseo	Senior Vice President, Chief Financial Officer and Treasurer
Paul F. Stephen	Senior Vice President and Controller
Michelle Rozich	Senior Vice President and Internal Auditor

*	The business address of all officers is 320 Park Avenue, New York, New York 10022-6839.

The business address of all directors is c/o Mutual of America, 320 Park Avenue, New York, New York 10022-6839.

(c)

The principal underwriter receives no commissions from the registrant for its services in distributing the variable insurance contracts. Pursuant to a Distribution Agreement between Securities LLC and the Depositor, the Depositor covers the expenses incurred by Securities LLC to distribute the Contracts.

Item 32. Location of Accounts and Records.

Registrant’s books and records are maintained primarily at 320 Park Avenue, New York, NY 10022. Certain records are maintained at Mutual of America’s Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598.

Item 33. Management Services.

Not applicable.

Item 34. Fee Representation

The Insurance Company represents that the fees and charges deducted under the Contracts, described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company under the respective Contracts.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on the 1st day of December 2020.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2 (REGISTRANT) MUTUAL OF AMERICA LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/s/ James J. Roth
James J. Roth
Senior Executive Vice President and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on December 1, 2020

PRINCIPAL EXECUTIVE OFFICER:

*
John R. Greed
President and Chief Executive Officer

PRINCIPAL FINANCIAL OFFICER:

*
Chris Festog
Senior Executive Vice President and Chief Financial Officer (Chief Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on December 1, 2020.

Signature	Title

* JOHN R. GREED *	Chairman of the Board, President and Chief Executive Officer
AMIR LEAR	Vice Chairman of the Board

* JAMES J. ROTH	Senior Executive Vice President and General Counsel; Director

* ROSEMARY T. BERKERY	Director

* KIMBERLY A. CASIANO	Director

* WAYNE A. I. FREDERICK, M.D.	Director

* EARLE H. HARBISON, JR.	Director

* MAURINE A. HAVER	Director

* FRANCES R. HESSELBEIN	Director

* CONNIE MACK, III	Director

* ROBERT J. MCGUIRE	Director

* ELLEN OCHOA, PH.D.	Director

* ROGER B. PORTER, PH.D.	Director

* DENNIS J. REIMER	Director

*BY:	/S/ JAMES J. ROTH
JAMES J. ROTH ATTORNEY-IN-FACT